As filed with the Securities and Exchange Commission on January 25, 2018
1933 Act Registration No. 333-124430
1940 Act Registration No. 811-21761

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No.	39	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]
Amendment No.	40	[X]

KEELEY FUNDS, INC.
(Exact Name of Registrant as Specified in Charter)

111 West Jackson Boulevard, Suite 810
Chicago, Illinois 60604
(Address of Principal Executive Offices) (Zip Code)
(Registrant’s Telephone Number, including Area Code) (312) 786-5050

Copy to:
Kevin M. Keeley Keeley-Teton Advisors, LLC 111 West Jackson Boulevard, Suite 810 Chicago, Illinois 60604 (Name and Address of Agent for Service)	Michael R. Rosella, Esq. Paul Hastings LLP 200 Park Avenue New York, New York 10166

It is proposed that this filing will become effective (check appropriate box)

[ ]	Immediately upon filing pursuant to Rule 485(b).
[X]	on January 26, 2018 pursuant to Rule 485(b).
[ ]	on (date) pursuant to Rule 485(a)(1).
[ ]	60 days after filing pursuant to Rule 485 (a)(1).
[ ]	75 days after filing pursuant to Rule 485 (a)(2).
[ ]	on (date) pursuant to Rule 485(a)(2).

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Disciplined Discovery of Value®

Prospectus

January 26, 2018

KEELEY Small Cap Value Fund
Class (A) Shares: KSCVX Class (I) Shares: KSCIX

KEELEY Small Cap Dividend Value Fund
Class (A) Shares: KSDVX Class (I) Shares: KSDIX

KEELEY Small-Mid Cap Value Fund
Class (A) Shares: KSMVX Class (I) Shares: KSMIX

KEELEY Mid Cap Dividend Value Fund
Class (A) Shares: KMDVX Class (I) Shares: KMDIX

KEELEY All Cap Value Fund
Class (A) Shares: KACVX Class (I) Shares: KACIX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

www.KeeleyFunds.com

Table of Contents - Prospectus

KEELEY Small Cap Value Fund

Class (A) Shares: KSCVX
Class (I) Shares: KSCIX

INVESTMENT OBJECTIVE
The KEELEY Small Cap Value Fund (the “Fund”) seeks capital appreciation.

FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional, under the section “How Shares Are Priced” in the Fund’s Prospectus and under the section “Purchases and Redemption of Shares” in the Fund’s Statement of Additional Information (“SAI”).

SHAREHOLDER FEES	Class A	Class I
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)	(KSCVX)	(KSCIX)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of the amount redeemed)	None	None
Exchange Fee	None	None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT	Class A (KSCVX)	Class I (KSCIX)
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	0.00%
Other Expenses	0.18%	0.18%
Total Annual Fund Operating Expenses	1.43%	1.18%
Fee Waiver and/or Expense Reimbursement(a)	(0.03)%	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.40%	1.15%

(a)
The Fund’s adviser, Keeley-Teton Advisors, LLC (the “Adviser”), has contractually agreed to waive a portion of its management fee or reimburse the Fund to the extent that total ordinary operating expenses during the current fiscal year as a percentage of average net assets for the Fund exceed 1.39% for Class A Shares and 1.14% for Class I Shares. The waiver excludes expenses related to taxes, interest charges, dividend expenses incurred on securities that the Fund sells short, litigation expenses, other extraordinary expenses, any costs that the Fund incurs from investments in other investment companies, and brokerage commissions and other charges relating to the purchase and sale of the Fund’s portfolio securities. However, the repayment of previously waived expenses is limited to amounts that do not cause the aggregate operating expenses of the Fund to exceed the current expense cap or the expense cap in place at the time the waiver was generated. The waiver is in effect through February 28, 2019, and the Adviser cannot discontinue the agreement prior to its expiration.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter.  This example does not include the brokerage commissions that investors may pay to buy and sell Shares.  Although your actual costs could be higher or lower, based on these assumptions, your costs would be:

Table of Contents - Prospectus

	1 Year	3 Years	5 Years	10 Years
KEELEY Small Cap Value Fund
Class A	$586	$879	$1,194	$2,084
Class I	$117	$372	$646	$1,429

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 28.21% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES AND POLICIES
The Fund intends to pursue its investment objective by investing in equity securities of companies with a small market capitalization.  Under normal market conditions, the Fund will invest no less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks and other equity type securities (including preferred stock, convertible debt securities and warrants) of “small cap” companies, which the Adviser currently defines as securities within the range of the Russell 2000® Value Index at the time of investment.  The market cap range of the index changes daily, and as a result, the capitalization of small cap companies in which the Fund invests will also change.  As of December 31, 2017, the market capitalization range of the index was approximately $1.8 million to $5.2 billion.

In making investment decisions for the Fund, the Adviser employs a “value” investment philosophy, which is based upon the belief that, at times, the market value of an asset may deviate from its underlying (“intrinsic”) value, and that the market price and the intrinsic value should converge over the long-term.  The Adviser focuses its attention on particular kinds of undervalued stocks and constructs the Fund’s portfolio using a rigorous, “bottom-up” investment process that concentrates on individual companies (rather than on macroeconomic trends), particularly those undergoing major changes (for example, corporate restructuring), including:

•	corporate spin-offs (tax-free distributions of a parent company’s division to shareholders);
•	financial restructuring, including acquisitions, recapitalizations and companies emerging from bankruptcy;
•	savings and loan and insurance conversions from mutual to stock companies; and
•
event driven, special situations that may create enhanced opportunities through industry and/or corporate dislocation (for example, overall industry change or restructuring, the presence of undervalued assets, or corporate or management change).

As part of this process, the Adviser conducts extensive research into, and analyses of, each candidate company’s business fundamentals, seeking undervalued companies that meet certain criteria identified by the Adviser from time to time.  Each stock is judged on its potential for above-average capital appreciation.  The Adviser does not take into account current dividend or interest income when choosing securities for the Fund.  The Adviser continuously monitors each holding in the Fund’s portfolio and adjusts its view on the intrinsic value of such securities, as necessary, to reflect changes in a company’s fundamentals.

It is the Adviser’s intention for the Fund typically to hold securities for more than two years to allow the corporate restructuring process to yield results.  The Adviser usually sells a stock when the market price meets or exceeds the Adviser’s estimate of the stock’s intrinsic value. However, the Adviser may sell securities for a number of reasons, including when a more attractive opportunity emerges, when a company’s fundamentals deteriorate and impair the long-term quality of the company’s business, when a company becomes over-weighted in the portfolio, when operating difficulties or other circumstances make selling desirable, or when the Adviser’s investment thesis otherwise no longer holds for the security.

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As long as an investment continues to meet the Fund’s criteria set forth above, the Fund may choose to hold such securities even if the company’s capitalization moves outside the Russell 2000® Value Index range.  If less than 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in companies with a small market capitalization, the Fund will not invest in companies other than those with a small market capitalization until the 80% threshold is restored.

The Fund may be suitable for the more aggressive section of an investor’s portfolio. The Fund is designed for people who want to grow their capital over the long-term and who are comfortable with possible frequent short-term changes in the value of their investment.  An investment in the Fund should not be considered a complete investment program.

MAIN RISKS

Loss of money is a risk of investing in the Fund.

Equity Risk.  The Fund is subject to the typical risks of equity investing, which include, but are not limited to: loss of money, company-specific risks, the effects of interest rate fluctuations, investor psychology and negative market or other general economic news.  The value of your investment will increase or decrease, so your shares may be worth more or less money than your original investment.

Small Capitalization Company Risk.  Investing in securities of small-cap companies presents more risks than investing in securities of more established or large-cap companies.  Small-cap companies often have more limited resources and greater variation in operating results, leading to greater price volatility. Trading volumes may be lower, making such securities less liquid.  Small-cap companies may have a shorter history of operations or less diversified product lines — making them more susceptible to market pressures.  During some periods, stocks of small companies, as an asset class, have underperformed the stocks of larger companies.

“Value Style” Investing Risk.  Investing in undervalued companies, including companies undergoing restructuring or emerging from bankruptcy, presents special risks, since these companies must overcome the investing public’s negative perceptions, which may have resulted from any number of catalysts or events, including but not limited to, declarations of bankruptcy or corporate restructurings.  Often, such companies are subject to specific plans imposed by their lenders that they must meet in a fairly short time frame.  Generally, companies going through corporate restructuring are more likely than others to remain undervalued.  “Value style” investing may fall out of favor with investors and underperform other investment styles.  Moreover, there can be no guarantee that the company’s market price will appreciate toward its intrinsic value, as estimated by the Adviser.

Market Sector Concentration Risk.  In pursuing its investment strategy, the Fund, at times, may concentrate its investments in the securities of issuers in a particular industry or sector.  By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors.  Such industry-based risks may include, but are not limited to, general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political events; obsolescence of technologies; and increased competition. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole.

Management Risk.  If a portfolio manager is incorrect in the assessment of the growth prospects of the securities the Fund holds, then the value of the Fund’s shares may decline.

PERFORMANCE
The following performance information indicates some of the risks of investing in the Fund. The bar chart below shows how the Fund’s total return has varied from year to year.  The table compares the Fund’s performance with that of the Russell 2000® Value Index, an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe and includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.  The Russell 2000® Index is an unmanaged index that measures the performance of the smallest 2,000 companies by market capitalization of the Russell 3000® Index.  While the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, please remember that past performance (before and after taxes) does not guarantee future results.  Updated performance information is available at www.keeleyfunds.com or toll-free at 1-888-933-5391.

Table of Contents - Prospectus

KSCVX* - Year-by-year total return as of 12/31 each year (%)

*	Performance information for the Fund’s Class I Shares is not shown and the performance of that class will be different from the Fund’s Class A Shares because the expenses of each class are different.

BEST QUARTER		WORST QUARTER
Q2 2009	22.39%	Q4 2008	(32.34)%

The bar chart and best and worst quarters shown above do not reflect the maximum 4.50% sales load. If these items reflected the sales load, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/1 7 FOR THE KEELEY SMALL CAP VALUE FUND(1)	1 Year	5 Years	10 Years
Return before taxes
Class A	-0.05%	7.22%	4.08%
Class I	4.89%	8.48%	4.83%
Return after taxes on distributions(2)
Class A	-2.31%	5.78%	3.37%
Return after taxes on distributions and sale of fund shares(2)
Class A	1.81%	5.57%	3.18%
Russell 2000® Value Index (reflects no deduction for fees, expenses and taxes)	7.84%	13.01%	8.17%

(1)	This performance table reflects the payment of the 4.50% sales load on the purchase of Class A Shares.
(2)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A Shares and after-tax returns for Class I Shares will vary.

MANAGEMENT
Investment Adviser — The investment adviser for the Fund is Keeley-Teton Advisors, LLC, 111 West Jackson Blvd., Suite 810, Chicago, IL 60604.  The Adviser supervises, administers and continuously reviews the Fund’s investment program, following policies set by the Fund’s Board of Directors.

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Portfolio Managers — Kevin M. Chin and Brian R. Keeley are the Lead Portfolio Managers for the Fund and are primarily responsible for its day-to-day management.  Mr. Keeley has managed the Fund since January 2011.  Mr. Chin has managed the Fund since December 2013.  The SAI provides additional information about the compensation paid to Messrs. Keeley and Chin, other accounts that they manage, and their respective ownership of securities in the Fund.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 26.

Table of Contents - Prospectus

KEELEY Small Cap Dividend Value Fund

Class (A) Shares: KSDVX
Class (I) Shares: KSDIX

INVESTMENT OBJECTIVE
The KEELEY Small Cap Dividend Value Fund (the “Fund”) seeks capital appreciation.

FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional, under the section “How Shares Are Priced” in the Fund’s Prospectus and under the section “Purchases and Redemption of Shares” in the Fund’s Statement of Additional Information (“SAI”).

SHAREHOLDER FEES	Class A	Class I
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)	(KSDVX)	(KSDIX)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of the amount redeemed)	None	None
Exchange Fee	None	None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT	Class A (KSDVX)	Class I (KSDIX)
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	0.00%
Other Expenses	0.24%	0.24%
Acquired Fund Fees and Expenses(a)	0.12%	0.12%
Total Annual Fund Operating Expenses	1.61%	1.36%
Fee Waiver and/or Expense Reimbursement(b)	(0.20)%	(0.20)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.41%	1.16%

(a)
“Acquired Fund Fees and Expenses” are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies. Please note that the amount of Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement shown in the above table may differ from the ratio of expenses to average net assets included in the “Financial Highlights” section of this Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as acquired fund fees and expenses.

(b)
The Fund’s adviser, Keeley-Teton Advisors, LLC (the “Adviser”), has contractually agreed to waive a portion of its management fee or reimburse the Fund to the extent that total ordinary operating expenses during the current fiscal year as a percentage of average net assets for the Fund exceed 1.29% for Class A Shares and 1.04% for Class I Shares. The waiver excludes expenses related to taxes, interest charges, dividend expenses incurred on securities that the Fund sells short, litigation expenses, other extraordinary expenses, any costs that the Fund incurs from investments in other investment companies, and brokerage commissions and other charges relating to the purchase and sale of the Fund’s portfolio securities. However, the repayment of previously waived expenses is limited to amounts that do not cause the aggregate operating expenses of the Fund to exceed the current expense cap or the expense cap in place at the time the waiver was generated. The waiver is in effect through February 28, 2019, and the Adviser cannot discontinue the agreement prior to its expiration.

Table of Contents - Prospectus

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter.  This example does not include the brokerage commissions that investors may pay to buy and sell Shares.  Although your actual costs could be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
KEELEY Small Cap Dividend Value Fund
Class A	$587	$917	$1,269	$2,259
Class I	$118	$411	$726	$1,618

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 22.22% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES AND POLICIES
The Fund intends to pursue its investment objective by investing in equity securities of companies with a small market capitalization and that currently pay, or are reasonably expected to pay, dividends to shareholders.  Under normal market conditions, the Fund will invest no less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in “dividend-paying” common stocks and other equity type securities (including preferred stock, convertible debt securities and warrants) of “small cap” companies, which the Adviser currently defines as securities within the range of the Russell 2000® Value Index at the time of investment.  The market cap range of the index changes daily, and as a result, the capitalization of small cap companies in which the Fund invests will also change.  As of December 31, 2017, the market capitalization range of the index was approximately $1.8 million to $5.2 billion.

“Dividend-paying” common stocks have one or more of the following characteristics: (i) attractive dividend yields that, in the opinion of the Adviser, are relatively stable or expected to grow; (ii) that pay a small dividend, but could grow their dividend over the next few years; and (iii) that pay no dividend, but may initiate a dividend or return cash to shareholders in other ways, such as a share repurchase program.

In making investment decisions for the Fund, the Adviser employs a “value” investment philosophy, which is based upon the belief that, at times, the market value of an asset may deviate from its underlying (“intrinsic”) value, and that the market price and the intrinsic value should converge over the long-term.  The Fund seeks to invest in securities of small-cap, undervalued companies that meet certain criteria identified by the Adviser from time to time.  The Adviser focuses its attention on particular kinds of undervalued stocks and constructs the Fund’s portfolio using a rigorous, “bottom-up” investment process that concentrates on individual companies (rather than on macroeconomic trends).  The Adviser looks for stocks with sustainable, expected growth in earnings and dividends, and attempts to buy them when they are temporarily out-of-favor or undervalued by the market.  Each stock is judged on its potential for above-average capital appreciation.

The Adviser believes that a track record of dividend increases is an excellent indicator of a company’s financial health and growth prospects, and that over the long-term, income can contribute significantly to total return.  Dividends also can help reduce the Fund’s volatility during periods of market turbulence and can help offset losses when stock prices are falling.  The Adviser reasonably expects that a company will pay a dividend or return cash to shareholders in other ways based upon the company’s operating history, its growth and profitability opportunities, and its history of sales, profits and dividend payments.

Table of Contents - Prospectus

The Fund intends to pay the dividends it receives at least annually.  It is the Adviser’s intention for the Fund typically to hold securities for more than two years.  However, the Adviser may sell securities when a more attractive opportunity emerges, when a company becomes over-weighed in the portfolio, or when operating difficulties or other circumstances make selling desirable.

As long as an investment continues to meet the Fund’s criteria set forth above, the Fund may choose to hold such securities even if the company’s capitalization moves outside the Russell 2000® Value Index range.  If less than 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in such companies, the Fund will not invest in companies other than those with a small market capitalization until the 80% threshold is restored.

The Fund may be suitable for the more aggressive section of an investor’s portfolio.  The Fund is designed for people who want to grow their capital over the long-term and who are comfortable with possible frequent short-term changes in the value of their investment.  An investment in the Fund should not be considered a complete investment program.

MAIN RISKS

Loss of money is a risk of investing in the Fund.

Equity Risk.  The Fund is subject to the typical risks of equity investing, which include, but are not limited to: loss of money, company-specific risks, the effects of interest rate fluctuations, investor psychology and negative market or other general economic news.  The value of your investment will increase or decrease, so your shares may be worth more or less money than your original investment.

Small Capitalization Company Risk.  Investing in securities of small-cap companies presents more risks than investing in securities of more established or large-cap companies.  Small-cap companies often have more limited resources and greater variation in operating results, leading to greater price volatility.  Trading volumes may be lower, making such securities less liquid.

Dividend-Paying Stock Risk.  The companies held by the Fund may reduce or stop paying dividends, which may affect the Fund’s ability to generate income.  The Adviser’s approach in selecting dividend-paying securities may go out of favor with investors.  This may cause the Fund to underperform relative to other mutual funds that do not emphasize dividend-paying stocks.

“Value Style” Investing Risk.  Investing in undervalued companies, including companies undergoing restructuring or emerging from bankruptcy, presents special risks, since these companies must overcome the investing public’s negative perceptions, which may have resulted from any number of catalysts or events, including but not limited to, declarations of bankruptcy or corporate restructurings.  Often, such companies are subject to specific plans imposed by their lenders that they must meet in a fairly short time frame.  Generally, companies going through corporate restructuring are more likely than others to remain undervalued.  “Value style” investing may fall out of favor with investors and underperform other investment styles.  Moreover, there can be no guarantee that the company’s market price will appreciate toward its intrinsic value, as estimated by the Adviser.

Market Sector Concentration Risk.  In pursuing its investment strategy, the Fund, at times, may concentrate its investments in the securities of issuers in a particular industry or sector.  By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors.  Such industry-based risks may include, but are not limited to, general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political events; obsolescence of technologies; and increased competition. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole.

Table of Contents - Prospectus

Management Risk.  If a portfolio manager is incorrect in the assessment of the growth prospects of the securities the Fund holds, then the value of the Fund’s shares may decline.

PERFORMANCE
The following performance information indicates some of the risks of investing in the Fund.  The bar chart below shows how the Fund’s total return has varied from year to year.  The table compares the Fund’s performance with that of the Russell 2000® Value Index, an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe and includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.  The Russell 2000® Index is an unmanaged index that measures the performance of the smallest 2,000 companies by market capitalization of the Russell 3000® Index.  While the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, please remember that past performance (before and after taxes) does not guarantee future results.  Updated performance information is available at www.keeleyfunds.com or toll-free at 1-888-933-5391.

KSDVX* - Year-by-year total return as of 12/31 each year (%)

*
The information in the bar chart represents the performance of the Fund’s Class A Shares. Performance information for the Fund’s Class I Shares is not shown and the performance of that class will be different from the Fund’s Class A Shares because the expenses of each class are different.

BEST QUARTER		WORST QUARTER
Q4 2011	15.55%	Q3 2011	(17.44)%

The bar chart and best and worst quarters shown above do not reflect the maximum 4.50% sales load. If these items reflected the sales load, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/1 7 FOR THE KEELEY SMALL CAP DIVIDEND VALUE FUND(1)	1 Year	5 Years	Since Inception (December 1, 2009)
Return before taxes
Class A	2.44%	10.59%	12.87%
Class I	7.53%	11.90%	13.80%
Return after taxes on distributions(2)(3)
Class A	0.76%	9.17%	11.67%
Return after taxes on distributions and sale of fund shares(2)(3)
Class A	2.74%	8.22%	10.44%
Russell 2000® Value Index (reflects no deduction for fees, expenses and taxes)	7.84%	13.01%	13.14%

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(1)	This performance table reflects the payment of the 4.50% sales load on the purchase of Class A Shares.
(2)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A Shares and after-tax returns for Class I Shares will vary.

(3)	After tax returns as of December 31, 2017 may be higher or lower than the performance shown above due to the ultimate tax characterization of REITs held in the Fund’s portfolio.

MANAGEMENT
Investment Adviser — The investment adviser for the Fund is Keeley-Teton Advisors, LLC, 111 West Jackson Blvd., Suite 810, Chicago, IL 60604.  The Adviser supervises, administers and continuously reviews the Fund’s investment program, following policies set by the Fund’s Board of Directors.

Portfolio Managers — Thomas E. Browne, Jr. is the Lead Portfolio Manager for the Fund and is primarily responsible for its day-to-day management.  Brian P. Leonard is a Portfolio Manager for the Fund and assists Mr. Browne in the day-to-day management of the Fund.

Messrs. Browne and Leonard have managed the Fund since its inception.  The SAI provides additional information about the compensation paid to Messrs. Browne and Leonard, other accounts that they manage, and their respective ownership of securities in the Fund.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 26.

Table of Contents - Prospectus

KEELEY Small-Mid Cap Value Fund

Class (A) Shares: KSMVX
Class (I) Shares: KSMIX

INVESTMENT OBJECTIVE
The KEELEY Small-Mid Cap Value Fund (the “Fund”) seeks capital appreciation.

FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional, under the section “How Shares Are Priced” in the Fund’s Prospectus and under the section “Purchases and Redemption of Shares” in the Fund’s Statement of Additional Information (“SAI”).

SHAREHOLDER FEES	Class A	Class I
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)	(KSMVX)	(KSMIX)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of the amount redeemed)	None	None
Exchange Fee	None	None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT	Class A (KSMVX)	Class I (KSMIX)
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	0.00%
Other Expenses	0.22%	0.22%
Total Annual Fund Operating Expenses	1.47%	1.22%
Fee Waiver and/or Expense Reimbursement(a)	(0.08)%	(0.08)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.39%	1.14%

(a)
The Fund’s adviser, Keeley-Teton Advisors, LLC (the “Adviser”), has contractually agreed to waive a portion of its management fee or reimburse the Fund to the extent that total ordinary operating expenses during the current fiscal year as a percentage of average net assets for the Fund exceed 1.39% for Class A Shares and 1.14% for Class I Shares. The waiver excludes expenses related to taxes, interest charges, dividend expenses incurred on securities that the Fund sells short, litigation expenses, other extraordinary expenses, any costs that the Fund incurs from investments in other investment companies, and brokerage commissions and other charges relating to the purchase and sale of the Fund’s portfolio securities. However, the repayment of previously waived expenses is limited to amounts that do not cause the aggregate operating expenses of the Fund to exceed the current expense cap or the expense cap in place at the time the waiver was generated. The waiver is in effect through February 28, 2019, and the Adviser cannot discontinue the agreement prior to its expiration.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter.  This example does not include the brokerage commissions that investors may pay to buy and sell Shares.  Although your actual costs could be higher or lower, based on these assumptions, your costs would be:

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	1 Year	3 Years	5 Years	10 Years
KEELEY Small-Mid Cap Value Fund
Class A	$585	$886	$1,209	$2,122
Class I	$116	$379	$663	$1,470

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 19.79% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES AND POLICIES
The Fund intends to pursue its investment objective by investing in equity securities of companies with small or mid-sized market capitalizations.  Under normal market conditions, the Fund will invest no less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks and other equity type securities (including preferred stock, convertible debt securities and warrants) of “small cap” or “mid cap” companies, which the Adviser currently defines as securities within the range of the Russell 2500® Value Index at the time of investment.  The market cap range of the index changes daily, and as a result, the capitalization of small and mid-cap companies in which the Fund invests will also change.  As of December 31, 2017, the market capitalization range of the index was approximately $1.8 million to $13.3 billion.

In making investment decisions for the Fund, the Adviser employs a “value” investment philosophy, which is based upon the belief that, at times, the market value of an asset may deviate from its underlying (“intrinsic”) value, and that the market price and the intrinsic value should converge over the long-term.  The Adviser focuses its attention on particular kinds of undervalued stocks and constructs the Fund’s portfolio using a rigorous, “bottom-up” investment process that concentrates on individual companies (rather than on macroeconomic trends), particularly those undergoing major changes (for example, corporate restructuring), including:

•	corporate spin-offs (tax-free distributions of a parent company’s division to shareholders);
•	financial restructuring, including acquisitions, recapitalizations and companies emerging from bankruptcy;
•	savings and loan and insurance conversions from mutual to stock companies; and
•
event driven, special situations that may create enhanced opportunities through industry and/or corporate dislocation (for example, overall industry change or restructuring, the presence of undervalued assets, or corporate or management change).

As part of this process, the Adviser conducts extensive research into, and analyses of, each candidate company’s business fundamentals, seeking undervalued companies that meet certain criteria identified by the Adviser from time to time.  Each stock is judged on its potential for above-average capital appreciation.  The Adviser does not take into account current dividend or interest income when choosing securities for the Fund.  The Adviser continuously monitors each holding in the Fund’s portfolio and adjusts its view on the intrinsic value of such securities, as necessary, to reflect changes in a company’s fundamentals.

It is the Adviser’s intention for the Fund typically to hold securities for more than two years to allow the corporate restructuring process to yield results.  The Adviser usually sells a stock when the market price meets or exceeds the Adviser’s estimate of the stock’s intrinsic value.  However, the Adviser may sell securities for a number of reasons, including when a more attractive opportunity emerges, when a company’s fundamentals deteriorate and impair the long-term quality of the company’s business, when a company becomes over-weighted in the portfolio, when operating difficulties or other circumstances make selling desirable, or when the Adviser’s investment thesis otherwise no longer holds for the security.

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As long as an investment continues to meet the Fund’s criteria set forth above, the Fund may choose to hold such securities even if the company’s capitalization moves outside the Russell 2500® Value Index range.  If less than 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in companies with a small or a mid-size market capitalization, the Fund will not invest in companies other than those with a small or a mid-size market capitalization until the 80% threshold is restored.

The Fund may be suitable for the more aggressive section of an investor’s portfolio.  The Fund is designed for people who want to grow their capital over the long-term and who are comfortable with possible frequent short-term changes in the value of their investment.  An investment in the Fund should not be considered a complete investment program.

MAIN RISKS

Loss of money is a risk of investing in the Fund.

Equity Risk.  The Fund is subject to the typical risks of equity investing, which include, but are not limited to: loss of money, company-specific risks, the effects of interest rate fluctuations, investor psychology and negative market or other general economic news.  The value of your investment will increase or decrease, so your shares may be worth more or less money than your original investment.

Small and Mid-Capitalization Company Risk.  Investing in securities of small- and mid-cap companies presents more risks than investing in securities of more established or large-cap companies.  Smaller companies often have more limited resources and greater variation in operating results, leading to greater price volatility.  Trading volumes may be lower, making such securities less liquid.  Small- and mid-cap companies may have a shorter history of operations or less diversified product lines — making them more susceptible to market pressures.  During some periods, stocks of small and mid-sized companies, as an asset class, have underperformed the stocks of larger companies.

“Value Style” Investing Risk.  Investing in undervalued companies, including companies undergoing restructuring or emerging from bankruptcy, presents special risks, since these companies must overcome the investing public’s negative perceptions, which may have resulted from any number of catalysts or events, including but not limited to, declarations of bankruptcy or corporate restructurings.  Often, such companies are subject to specific plans imposed by their lenders that they must meet in a fairly short time frame.  Generally, companies going through corporate restructuring are more likely than others to remain undervalued.  “Value style” investing may fall out of favor with investors and underperform other investment styles.  Moreover, there can be no guarantee that the company’s market price will appreciate toward its intrinsic value, as estimated by the Adviser.

Market Sector Concentration Risk.  In pursuing its investment strategy, the Fund, at times, may concentrate its investments in the securities of issuers in a particular industry or sector.  By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors.  Such industry-based risks may include, but are not limited to, general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political events; obsolescence of technologies; and increased competition.  In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole.

Management Risk.  If a portfolio manager is incorrect in the assessment of the growth prospects of the securities the Fund holds, then the value of the Fund’s shares may decline.

PERFORMANCE
The following performance information indicates some of the risks of investing in the Fund.  The bar chart below shows how the Fund’s total return has varied from year to year.  The table compares the Fund’s performance with that of the Russell 2500® Value Index, an unmanaged index that measures the performance of the small to mid-cap value segment of the U.S. equity universe and includes those Russell 2500® Index companies with lower price-to-book ratios and lower forecasted growth values.  The Russell 2500® Index is an unmanaged index that measures the performance of the 2,500 smallest companies by market capitalization of the Russell 3000® Index.  While the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, please remember that past performance (before and after taxes) does not guarantee future results.  Updated performance information is available at www.keeleyfunds.com or toll-free at 1-888-933-5391.

Table of Contents - Prospectus

KSMVX* - Year-by-year total return as of 12/31 each year (%)

*
The information in the bar chart represents the performance of the Fund’s Class A Shares. Performance information for the Fund’s Class I Shares is not shown and the performance of that class will be different from the Fund’s Class A Shares because the expenses of each class are different.

BEST QUARTER		WORST QUARTER
Q2 2009	36.70%	Q4 2008	(34.60)%

The bar chart and best and worst quarters shown above do not reflect the maximum 4.50% sales load. If these items reflected the sales load, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/1 7 FOR THE KEELEY SMALL-MID CAP VALUE FUND(1)	1 Year	5 Years	10 Years
Return before taxes
Class A	12.46%	10.78%	7.05%
Class I	18.13%	12.10%	7.83%
Return after taxes on distributions(2)
Class A	9.49%	8.36%	5.85%
Return after taxes on distributions and sale of fund shares(2)
Class A	9.05%	8.16%	5.51%
Russell 2500® Value Index (reflects no deduction for fees, expenses and taxes)	10.36%	13.27%	8.82%

(1)	This performance table reflects the payment of the 4.50% sales load on the purchase of Class A Shares.
(2)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A Shares and after-tax returns for Class I Shares will vary.

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MANAGEMENT

Investment Adviser — The investment adviser for the Fund is Keeley-Teton Advisors, LLC, 111 West Jackson Blvd., Suite 810, Chicago, IL 60604.  The Adviser supervises, administers and continuously reviews the Fund’s investment program, following policies set by the Fund’s Board of Directors.

Portfolio Managers — Kevin M. Chin and Brian R. Keeley are the Lead Portfolio Managers for the Fund and are primarily responsible for its day-to-day management.

Mr. Keeley has managed the Fund since January 2011.  Mr. Chin has managed the Fund since December 2013.  The SAI provides additional information about the compensation paid to Messrs. Keeley and Chin, other accounts that they manage, and their respective ownership of securities in the Fund.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 26.

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KEELEY Mid Cap Dividend Value Fund

Class (A) Shares: KMDVX
Class (I) Shares: KMDIX

INVESTMENT OBJECTIVE
The KEELEY Mid Cap Dividend Value Fund (the “Fund”) seeks capital appreciation.

FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional, under the section “How Shares Are Priced” in the Fund’s Prospectus and under the section “Purchases and Redemption of Shares” in the Fund’s Statement of Additional Information (“SAI”).

SHAREHOLDER FEES	Class A	Class I
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)	(KMDVX)	(KMDIX)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of the amount redeemed)	None	None
Exchange Fee	None	None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT	Class A (KMDVX)	Class I (KMDIX)
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	0.00%
Other Expenses	0.24%	0.24%
Acquired Fund Fees and Expenses(a)	0.01%	0.01%
Total Annual Fund Operating Expenses	1.50%	1.25%
Fee Waiver and/or Expense Reimbursement(b)	(0.20)%	(0.20)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.30%	1.05%

(a)
“Acquired Fund Fees and Expenses” are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies. Please note that the amount of Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement shown in the above table may differ from the ratio of expenses to average net assets included in the “Financial Highlights” section of this Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as acquired fund fees and expenses.

(b)
The Fund’s adviser, Keeley-Teton Advisors, LLC (the “Adviser”), has contractually agreed to waive a portion of its management fee or reimburse the Fund to the extent that total ordinary operating expenses during the current fiscal year as a percentage of average net assets for the Fund exceed 1.29% for Class A Shares and 1.04% for Class I Shares. The waiver excludes expenses related to taxes, interest charges, dividend expenses incurred on securities that the Fund sells short, litigation expenses, other extraordinary expenses, any costs that the Fund incurs from investments in other investment companies, and brokerage commissions and other charges relating to the purchase and sale of the Fund’s portfolio securities. However, the repayment of previously waived expenses is limited to amounts that do not cause the aggregate operating expenses of the Fund to exceed the current expense cap or the expense cap in place at the time the waiver was generated. The waiver is in effect through February 28, 2019, and the Adviser cannot discontinue the agreement prior to its expiration.

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Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter.  This example does not include the brokerage commissions that investors may pay to buy and sell Shares.  Although your actual costs could be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
KEELEY Mid Cap Dividend Value Fund
Class A	$576	$884	$1,214	$2,144
Class I	$107	$377	$667	$1,494

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 42.77% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES AND POLICIES
The Fund intends to pursue its investment objective by investing in equity securities of companies with a mid-size market capitalization and that currently pay, or are reasonably expected to pay, dividends to shareholders.  Under normal market conditions, the Fund will invest no less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in “dividend-paying” common stocks and other equity type securities (including preferred stock, convertible debt securities and warrants) of “mid cap” companies, which the Adviser currently defines as securities within the range of the Russell Midcap® Value Index at the time of investment.  The market cap range of the index changes daily, and as a result, the capitalization of mid-cap companies in which the Fund invests will also change.  As of December 31, 2017, the market capitalization range of the index was approximately $111.5 million to $33.9 billion.

“Dividend-paying” common stocks have one or more of the following characteristics: (i) attractive dividend yields that, in the opinion of the Adviser, are relatively stable or expected to grow; (ii) that pay a small dividend, but could grow their dividend over the next few years; and (iii) that pay no dividend, but may initiate a dividend or return cash to shareholders in other ways, such as a share repurchase program.

In making investment decisions for the Fund, the Adviser employs a “value” investment philosophy, which is based upon the belief that, at times, the market value of an asset may deviate from its underlying (“intrinsic”) value, and that the market price and the intrinsic value should converge over the long-term.  The Fund seeks to invest in securities of mid-cap, undervalued companies that meet certain criteria identified by the Adviser from time to time.  The Adviser focuses its attention on particular kinds of undervalued stocks and constructs the Fund’s portfolio using a rigorous, “bottom-up” investment process that concentrates on individual companies (rather than on macroeconomic trends).  The Adviser looks for stocks with sustainable, expected growth in earnings and dividends, and attempts to buy them when they are temporarily out-of-favor or undervalued by the market. Each stock is judged on its potential for above-average capital appreciation.

The Adviser believes that a track record of dividend increases is an excellent indicator of a company’s financial health and growth prospects, and that over the long-term, income can contribute significantly to total return.  Dividends also can help reduce the Fund’s volatility during periods of market turbulence and can help offset losses when stock prices are falling.  The Adviser reasonably expects that a company will pay a dividend or return cash to shareholders in other ways based upon the company’s operating history, its growth and profitability opportunities, and its history of sales, profits and dividend payments.

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The Fund intends to pay the dividends it receives at least annually. It is the Adviser’s intention for the Fund typically to hold securities for more than two years.  However, the Adviser may sell securities when a more attractive opportunity emerges, when a company becomes over-weighed in the portfolio, or when operating difficulties or other circumstances make selling desirable.

As long as an investment continues to meet the Fund’s other investment criteria set forth above, the Fund may choose to hold such securities even if the company’s capitalization moves outside the Russell Midcap® Value Index range.  If less than 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in companies with a mid-size market capitalization, the Fund will not invest in companies other than those with a mid-size market capitalization until the 80% threshold is restored.

The Fund may be suitable for the more aggressive section of an investor’s portfolio.  The Fund is designed for people who want to grow their capital over the long-term and who are comfortable with possible frequent short-term changes in the value of their investment.  An investment in the Fund should not be considered a complete investment program.

MAIN RISKS

Loss of money is a risk of investing in the Fund.

Equity Risk.  The Fund is subject to the typical risks of equity investing, which include, but are not limited to: loss of money, company-specific risks, the effects of interest rate fluctuations, investor psychology and negative market or other general economic news.  The value of your investment will increase or decrease, so your shares may be worth more or less money than your original investment.

Mid-Capitalization Company Risk.  Investing in mid-cap securities presents more risk than investing in more established or large-cap company securities.  Mid-cap companies often have more limited resources and greater variation in operating results, leading to greater price volatility.  Trading volumes may be lower, making such securities less liquid.

“Value Style” Investing Risk. Investing in undervalued companies, including companies undergoing restructuring or emerging from bankruptcy, presents special risks, since these companies must overcome the investing public’s negative perceptions, which may have resulted from any number of catalysts or events, including but not limited to, declarations of bankruptcy or corporate restructurings.  Often, such companies are subject to specific plans imposed by their lenders that they must meet in a fairly short time frame.  Generally, companies going through corporate restructuring are more likely than others to remain undervalued.  “Value style” investing may fall out of favor with investors and underperform other investment styles.  Moreover, there can be no guarantee that the company’s market price will appreciate toward its intrinsic value, as estimated by the Adviser.

Dividend-Paying Stock Risk.  The companies held by the Fund may reduce or stop paying dividends, which may affect the Fund’s ability to generate income.  The Adviser’s approach in selecting dividend-paying securities may go out of favor with investors.  This may cause the Fund to underperform relative to other mutual funds that do not emphasize dividend-paying stocks.

Market Sector Concentration Risk.  In pursuing its investment strategy, the Fund, at times, may concentrate its investments in the securities of issuers in a particular industry or sector. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors.  Such industry-based risks may include, but are not limited to, general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political events; obsolescence of technologies; and increased competition.  In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole.

Table of Contents - Prospectus

Management Risk.  If a portfolio manager is incorrect in the assessment of the growth prospects of the securities the Fund holds, then the value of the Fund’s shares may decline.

PERFORMANCE
The following performance information indicates some of the risks of investing in the Fund.  The bar chart below shows how the Fund’s total return has varied from year to year.  The table compares the Fund’s performance with that of the Russell Midcap® Value Index, an unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe and includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.  The Russell Midcap® Index is an unmanaged index that measures the performance of the 800 smallest companies by market capitalization of the Russell 1000® Index.  While the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, please remember that past performance (before and after taxes) does not guarantee future results.  Updated performance information is available at www.keeleyfunds.com or toll-free at 1-888-933-5391.

KMDVX* - Year-by-year total return as of 12/31 each year (%)

*
The information in the bar chart represents the performance of the Fund’s Class A Shares. Performance information for the Fund’s Class I Shares is not shown and the performance of that class will be different from the Fund’s Class A Shares because the expenses of each class are different.

BEST QUARTER		WORST QUARTER
Q1 2013	14.62%	Q3 2015	(8.71)%

The bar chart and best and worst quarters shown above do not reflect the maximum 4.50% sales load. If these items reflected the sales load, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/1 7 FOR THE KEELEY MID CAP DIVIDEND VALUE FUND(1)	1 Year	5 Years	Since Inception (October 3, 2011)
Return before taxes
Class A	10.49%	14.33%	16.20%
Class I	15.98%	15.68%	17.35%
Return after taxes on distributions(2) (3)
Class A	10.32%	13.70%	15.62%
Return after taxes on distributions and sale of fund shares(2)(3)
Class A	6.06%	11.39%	13.19%
Russell Midcap® Value Index (reflects no deduction for fees, expenses and taxes)	13.34%	14.68%	17.75%

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(1)	This performance table reflects the payment of the 4.50% sales load on the purchase of Class A Shares.
(2)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A Shares and after-tax returns for Class I Shares will vary.

(3)	After tax returns as of December 31, 2017 may be higher or lower than the performance shown above due to the ultimate tax characterization of REITs held in the Fund’s portfolio.

MANAGEMENT

Investment Adviser — The investment adviser for the Fund is Keeley-Teton Advisors, LLC, 111 West Jackson Blvd., Suite 810, Chicago, IL 60604.  The Adviser supervises, administers and continuously reviews the Fund’s investment program, following policies set by the Fund’s Board of Directors.

Portfolio Managers — Thomas E. Browne, Jr. is the Lead Portfolio Manager for the Fund and is primarily responsible for its day-to-day management. Brian P. Leonard is a Portfolio Manager for the Fund and assists Mr. Browne in the day-to-day management of the Fund.  Messrs. Browne and Leonard have managed the Fund since its inception.  The SAI provides additional information about the compensation paid to Messrs. Browne and Leonard, other accounts that they manage, and their respective ownership of securities in the Fund.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 26.

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KEELEY All Cap Value Fund

Class (A) Shares: KACVX
Class (I) Shares: KACIX

INVESTMENT OBJECTIVE
The KEELEY All Cap Value Fund (the “Fund”) seeks capital appreciation.

FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional, under the section “How Shares Are Priced” in the Fund’s Prospectus and under the section “Purchases and Redemption of Shares” in the Fund’s Statement of Additional Information (“SAI”).

SHAREHOLDER FEES	Class A	Class I
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)	(KACVX)	(KACIX)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of the amount redeemed)	None	None
Exchange Fee	None	None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT	Class A (KACVX)	Class I (KACIX)
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	0.00%
Other Expenses	0.27%	0.27%
Total Annual Fund Operating Expenses	1.52%	1.27%
Fee Waiver and/or Expense Reimbursement (a)	(0.12)%	(0.12)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.40%	1.15%

(a)
The Fund’s adviser, Keeley-Teton Advisors, LLC (the “Adviser”), has contractually agreed to waive a portion of its management fee or reimburse the Fund to the extent that total ordinary operating expenses during the current fiscal year as a percentage of average net assets for the Fund exceed 1.39% for Class A Shares and 1.14% for Class I Shares. The waiver excludes expenses related to taxes, interest charges, dividend expenses incurred on securities that the Fund sells short, litigation expenses, other extraordinary expenses, any costs that the Fund incurs from investments in other investment companies, and brokerage commissions and other charges relating to the purchase and sale of the Fund’s portfolio securities. However, the repayment of previously waived expenses is limited to amounts that do not cause the aggregate operating expenses of the Fund to exceed the current expense cap or the expense cap in place at the time the waiver was generated. The waiver is in effect through February 28, 2019, and the Adviser cannot discontinue the agreement prior to its expiration.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter.  This example does not include the brokerage commissions that investors may pay to buy and sell Shares.  Although your actual costs could be higher or lower, based on these assumptions, your costs would be:

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	1 Year	3 Years	5 Years	10 Years
KEELEY All Cap Value Fund
Class A	$586	$897	$1,231	$2,171
Class I	$117	$391	$685	$1,523

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 84.20% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES AND POLICIES
The Fund intends to pursue its investment objective by investing in common stock and other equity securities (including preferred stock, convertible debt securities and warrants) of companies of any market capitalization.  The Fund has no restrictions as to the size of the companies in which it invests.  The Fund may invest in what normally are considered small-cap stocks, mid-cap stocks and large-cap stocks.  The Fund may concentrate its investments in one of those categories, two of them or all of them, and may change the allocation of its investments at any time.

In making investment decisions for the Fund, the Adviser employs a “value” investment philosophy, which is based upon the belief that, at times, the market value of an asset may deviate from its underlying (“intrinsic”) value, and that the market price and the intrinsic value should converge over the long-term.  The Adviser focuses its attention on particular kinds of undervalued stocks and constructs the Fund’s portfolio using a rigorous, “bottom-up” investment process that concentrates on individual companies (rather than on macroeconomic trends), particularly those undergoing major changes (for example, corporate restructuring), including:

•	corporate spin-offs (tax-free distributions of a parent company’s division to shareholders);
•	financial restructuring, including acquisitions, recapitalizations and companies emerging from bankruptcy;
•	savings and loan and insurance conversions from mutual to stock companies; and
•
event driven, special situations that may create enhanced opportunities through industry and/or corporate dislocation (for example, overall industry change or restructuring, the presence of undervalued assets, or corporate or management change).

As part of this process, the Adviser conducts extensive research into, and analyses of, each candidate company’s business fundamentals, seeking undervalued companies that meet certain criteria identified by the Adviser from time to time.  Each stock is judged on its potential for above-average capital appreciation.  The Adviser does not take into account current dividend or interest income when choosing securities for the Fund.  The Adviser continuously monitors each holding in the Fund’s portfolio and adjusts its view of the intrinsic value of such securities, as necessary, to reflect changes in a company’s fundamentals.

It is the Adviser’s intention for the Fund typically to hold securities for more than two years to allow the corporate restructuring process to yield results.  The Adviser usually sells a stock when the market price meets or exceeds the Adviser’s estimate of the stock’s intrinsic value.  However, the Adviser may sell securities for a number of reasons, including when a more attractive opportunity emerges, when a company’s fundamentals deteriorate and impair the long-term quality of the company’s business, when a company becomes over-weighted in the portfolio, when operating difficulties or other circumstances make selling desirable, or when the Adviser’s investment thesis otherwise no longer holds for the security.

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The Fund may be suitable for the more aggressive section of an investor’s portfolio.  The Fund is designed for people who want to grow their capital over the long-term and who are comfortable with possible frequent short-term changes in the value of their investment.  An investment in the Fund should not be considered a complete investment program.

MAIN RISKS

Loss of money is a risk of investing in the Fund.

Equity Risk.  The Fund is subject to the typical risks of equity investing, which include, but are not limited to: loss of money, company-specific risks, the effects of interest rate fluctuations, investor psychology and negative market or other general economic news.  The value of your investment will increase or decrease, so your shares may be worth more or less money than your original investment.

Small and Mid-Capitalization Company Risk.  Investing in securities of small- and mid-cap companies presents more risks than investing in securities of more established or large-cap companies.  Smaller companies often have more limited resources and greater variation in operating results, leading to greater price volatility.  Trading volumes may be lower, making such securities less liquid.  Small- and mid-cap companies may have a shorter history of operations or less diversified product lines — making them more susceptible to market pressures.  During some periods, stocks of small and mid-sized companies, as an asset class, have underperformed the stocks of larger companies.

“Value Style” Investing Risk.  Investing in undervalued companies, including companies undergoing restructuring or emerging from bankruptcy, presents special risks, since these companies must overcome the investing public’s negative perceptions, which may have resulted from any number of catalysts or events, including but not limited to, declarations of bankruptcy or corporate restructurings.  Often, such companies are subject to specific plans imposed by their lenders that they must meet in a fairly short time frame.  Generally, companies going through corporate restructuring are more likely than others to remain undervalued.  “Value style” investing may fall out of favor with investors and underperform other investment styles.  Moreover, there can be no guarantee that the company’s market price will appreciate toward its intrinsic value, as estimated by the Adviser.

Market Sector Concentration Risk.  In pursuing its investment strategy, the Fund, at times, may concentrate its investments in the securities of issuers in a particular industry or sector.  By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors.  Such industry-based risks may include, but are not limited to, general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political events; obsolescence of technologies; and increased competition.  In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole.

Management Risk.  If a portfolio manager is incorrect in the assessment of the growth prospects of the securities the Fund holds, then the value of the Fund’s shares may decline.

Large Cap Risk.  Larger, more established companies may be unable to respond quickly to new competitive challenges and also may not be able to attain the high growth rate of successful smaller companies.

PERFORMANCE
The following performance information indicates some of the risks of investing in the Fund.  The bar chart below shows how the Fund’s total return has varied from year to year.  The table compares the Fund’s performance with that of the Russell 3000® Value Index, an unmanaged index that measures the performance of the broad value segment of the U.S. equity universe and includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.  The Russell 3000® Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies by market capitalization.  While the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, please remember that past performance (before and after taxes) does not guarantee future results.  Updated performance information is available at www.keeleyfunds.com or toll-free at 1-888-933-5391.

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KACVX* - Year-by-year total return as of 12/31 each year (%)

*
The information in the bar chart represents the performance of the Fund’s Class A Shares. Performance information for the Fund’s Class I Shares is not shown and the performance of that class will be different from the Fund’s Class A Shares because the expenses of each class are different.

BEST QUARTER		WORST QUARTER
Q2 2009	31.12%	Q4 2008	(33.20)%

The bar chart and best and worst quarters shown above do not reflect the maximum 4.50% sales load. If these items reflected the sales load, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/1 7 FOR THE KEELEY ALL CAP VALUE FUND(1)	1 Year	5 Years	10 Years
Return before taxes
Class A	7.24%	9.70%	4.66%
Class I	12.59%	10.99%	5.41%
Return after taxes on distributions(2)
Class A	6.23%	8.48%	4.07%
Return after taxes on distributions and sale of fund shares(2)
Class A	4.82%	7.52%	3.63%
Russell 3000® Value Index (reflects no deduction for fees, expenses and taxes)	13.19%	13.95%	7.19%

(1)	This performance table reflects the payment of the 4.50% sales load on the purchase of Class A Shares.
(2)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A Shares and after-tax returns for Class I Shares will vary.

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MANAGEMENT

Investment Adviser — The investment adviser for the Fund is Keeley-Teton Advisors, LLC, 111 West Jackson Blvd., Suite 810, Chicago, IL 60604.  The Adviser supervises, administers and continuously reviews the Fund’s investment program, following policies set by the Fund’s Board of Directors.

Portfolio Managers —Brian R. Keeley is the Lead Portfolio Manager for the Fund and is primarily responsible for its day-to-day management.  Mr. Keeley has managed the Fund since January 2012.  The SAI provides additional information about the compensation paid to Mr. Keeley, and other accounts that he manages, and his respective ownership of securities in the Fund.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 26.

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PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION

PURCHASE AND SALE OF FUND SHARES
You can buy or sell Fund shares directly from G.distributors, LLC, the Funds’ distributor (the “Distributor”), or from selected broker/dealers, financial institutions and other service providers. Please contact U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent (the “Transfer Agent”) at 1-888-933-5391 if you need additional assistance when completing your application.  There is neither a minimum holding requirement nor a minimum amount requested to redeem your shares.

The minimum initial investment for the investor class of shares, termed the “Class A” Shares, of the Funds is $2,500, and the minimum for additional investments in Class A Shares of the Funds is $50.  These amounts are subject to change at any time.  The Distributor may waive these minimums to establish certain Class A Share accounts.  The minimum initial investment for the institutional investor class of shares, termed the “Class I” Shares, of the Funds is $1 million, and the minimum for additional investments in Class I Shares of the Funds is $10,000.  These amounts are subject to change at any time.  The Distributor may waive these minimums to establish certain Class I Share accounts.

TAX INFORMATION
The Funds’ distributions, if any, generally are taxable to you as ordinary income, capital gain or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions generally will be taxed as ordinary income when withdrawn from the tax-advantaged account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Funds and their Distributor and/or Adviser may pay the intermediary for services provided to the Funds and their shareholders.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment.  Read the Funds’ Prospectus and SAI, ask your salesperson or visit your financial intermediary’s website for more information.

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ABOUT THE FUNDS

INVESTMENT OBJECTIVES
The KEELEY Small Cap Value Fund (“Small Cap Value Fund”), the KEELEY Small Cap Dividend Value Fund (“Small Cap Dividend Value Fund”), the KEELEY Small-Mid Cap Value Fund (“Small-Mid Cap Value Fund”), the KEELEY Mid Cap Dividend Value Fund (“Mid Cap Dividend Value Fund”) and the KEELEY All Cap Value Fund (“All Cap Value Fund”) each seek capital appreciation.

The investment objectives for Small Cap Value Fund, Small-Mid Cap Value Fund, Small Cap Dividend Value Fund, and Mid Cap Dividend Value Fund are not fundamental and may be changed by the Board of Directors without a vote of the shareholders.  The investment objective for the All Cap Value Fund is fundamental and cannot be changed by the Board of Directors without a vote of its shareholders.

PRINCIPAL INVESTMENT STRATEGIES AND POLICIES

Small Cap Value Fund
The Small Cap Value Fund intends to pursue its investment objective by investing in companies with a small market capitalization, which the Adviser currently defines as securities within the range of the Russell 2000® Value Index at the time of investment.  Under normal market conditions, the Fund will invest no less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks and other equity type securities (including preferred stock, convertible debt securities and warrants) of companies of small market capitalization.  As long as an investment continues to meet the Fund’s other criteria, the Fund may choose to hold such securities even if the company’s capitalization moves outside the Russell 2000® Value Index capitalization range.  If less than 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in companies of small market capitalization, the Fund will not invest in companies other than those with a small market capitalization until the 80% threshold is restored.

Small Cap Dividend Value Fund
The Small Cap Dividend Value Fund intends to pursue its investment objective by investing in companies with a small market capitalization, which the Adviser currently defines as securities within the range of the Russell 2000® Value Index at the time of investment, and that currently pay or are reasonably expected to pay dividends to shareholders.  The Adviser looks for stocks with sustainable, expected growth in earnings and dividends, and attempts to buy them when they are temporarily out-of-favor or undervalued by the market. Under normal market conditions, the Fund will invest no less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in “dividend-paying” (as defined below) common stocks and other equity type securities (including preferred stock, convertible debt securities and warrants) of companies with a small market capitalization.  As long as an investment continues to meet the Fund’s other investment criteria, the Fund may choose to hold such securities even if the company’s capitalization moves outside the Russell 2000® Value Index capitalization range.  If less than 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in companies with a small market capitalization, the Fund will not invest in companies other than those with a small market capitalization until the 80% threshold is restored.

Small-Mid Cap Value Fund
The Small-Mid Cap Value Fund intends to pursue its investment objective by investing in companies with a small or mid-size market capitalization, which the Adviser currently defines as securities within the range of the Russell 2500® Value Index at the time of investment.  Under normal market conditions, the Fund will invest no less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks and other equity type securities (including preferred stock, convertible debt securities and warrants) of companies of small or mid-size market capitalization.  As long as an investment continues to meet the Fund’s other criteria, the Fund may choose to hold such securities even if the company’s capitalization moves outside the Russell 2500® Value Index capitalization range.  If less than 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in companies of small or mid-size market capitalization, the Fund will not invest in companies other than those with a small or mid-size market capitalization until the 80% threshold is restored.

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Mid Cap Dividend Value Fund
The Mid Cap Dividend Value Fund intends to pursue its investment objective by investing in companies with a mid-size market capitalization, which the Adviser defines as securities within the range of the Russell Midcap® Value Index at the time of investment, and that currently pay or are reasonably expected to pay dividends to shareholders.  The Adviser looks for stocks with sustainable, expected growth in earnings and dividends and attempts to buy them when they are temporarily out-of-favor or undervalued by the market. Under normal market conditions, the Fund will invest no less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in “dividend-paying” (as defined below) common stocks and other equity type securities (including preferred stock) of mid-size market capitalization.  As long as an investment continues to meet the Fund’s other investment criteria set forth below, the Fund may choose to hold such securities even if the company’s capitalization moves outside the Russell Midcap® Value Index capitalization range.  If less than 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in companies with a mid-size market capitalization, the Fund will not invest in companies other than those with a mid-size market capitalization until the 80% threshold is restored.

All Cap Value Fund
The All Cap Value Fund intends to pursue its investment objective by investing in common stock and other equity securities (including preferred stock, convertible debt securities and warrants) of companies of any market capitalization.  The Fund has no restrictions as to the size of the companies in which it invests.  The Fund may invest in what normally are considered small-cap stocks, mid-cap stocks and large-cap stocks.  The Fund may concentrate its investments in one of those categories, two of them or all of them, and may change the allocation of its investments at any time.

Investment Principles and Strategies
For Small Cap Value Fund, Small-Mid Cap Value Fund and All Cap Value Fund, the Adviser focuses its attention on particular kinds of undervalued stocks and attempts to concentrate on identifying companies going through major changes (for example, corporate restructuring), including:

•	corporate spin-offs (tax-free distributions of a parent company’s division to shareholders);
•	financial restructuring, including acquisitions, recapitalizations and companies emerging from bankruptcy;
•	savings and loan and insurance conversions; and
•	event driven, special situations that may create enhanced opportunities through industry and/or corporate dislocation.

It is the Adviser’s intention for a Fund typically to hold securities for more than two years to allow the corporate restructuring process to yield results. However, the Adviser may sell securities when a more attractive opportunity emerges, when a company becomes over-weighted in the portfolio, or when operating difficulties or other circumstances make selling desirable.

The research sources that the Adviser utilizes include company documents, subscription research services, select broker/dealers and direct company contact. Each stock is judged on its potential for above-average capital appreciation, using an approach that emphasizes:

•	equities with positive cash flow;
•	desirable EBITDA (earnings before interest, taxes, depreciation and amortization);
•	motivated management; and
•	little attention from Wall Street.

For Small Cap Dividend Value Fund and Mid Cap Dividend Value Fund, the Adviser seeks to invest in undervalued small-cap or mid-cap companies, respectively, that have one or more of the following characteristics (“dividend-paying”):

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•	attractive dividend yields that, in the opinion of the Adviser, are relatively stable or expected to grow;
•	that pay a small dividend, but could grow their dividend over the next few years; and
•	that pay no dividend, but may initiate a dividend or return cash to shareholders in other ways, such as a share repurchase program.

With the exception of Small Cap Dividend Value Fund and Mid Cap Dividend Value Fund, current dividend or interest income is not a factor when choosing securities for the Funds.  For Small Cap Dividend Value Fund and Mid Cap Dividend Value Fund, the Adviser believes that a track record of dividend increases is an excellent indicator of a company’s financial health and growth prospects, and that over the long-term, income can contribute significantly to total return.  Dividends also can help reduce a Fund’s volatility during periods of market turbulence and help offset losses when stock prices are falling.  The Adviser reasonably expects that a company will pay a dividend or return cash to shareholders in other ways based upon the company’s operating history, its growth and profitability opportunities, and its history of sales, profits and dividend payments.  Small Cap Dividend Value Fund and Mid Cap Dividend Value Fund intend to pay the dividends they receive at least annually.

Each Fund’s investment strategies and policies are not fundamental and may be changed without shareholder approval.  For more about the Funds’ investment strategies and policies, please see the Funds’ SAI.

The Funds may be suitable for the more aggressive section of an investor’s portfolio.  The Funds are designed for people who want to grow their capital over the long-term and who are comfortable with possible frequent short-term changes in the value of their investment. An investment in any of the Funds should not be considered a complete investment program.

Temporary Defensive Positions
During adverse economic, market or other conditions, a Fund may take a temporary defensive position, and invest without limit in securities, including cash and cash equivalents, that would not ordinarily be consistent with the Fund’s investment objective.  By taking a temporary defensive position, a Fund may not achieve its investment objective.

MAIN RISKS

Risks applicable to each Fund

•	Loss of money is a risk of investing in the Funds.

•
Equity Risk.  The Funds are subject to the typical risks of equity investing, which include, but are not limited to: loss of money, company-specific risks, the effects of interest rate fluctuations, investor psychology and negative market or other general economic news.  The value of your investment will increase or decrease, so your shares may be worth more or less money than your original investment.

•
“Value Style” Investment Risk.  Investing in undervalued companies, including companies undergoing restructuring or emerging from bankruptcy, presents special risks, since these companies must overcome the investing public’s negative perceptions, which may have resulted from any number of catalysts or events, including but not limited to, declarations of bankruptcy or corporate restructurings.  Often, such companies are subject to specific plans imposed by their lenders that they must meet in a fairly short time frame.  Generally, companies going through corporate restructuring are more likely than others to remain undervalued.  “Value style” investing may fall out of favor with investors and underperform other investment styles.  Moreover, there can be no guarantee that the company’s market price will appreciate toward its intrinsic value, as estimated by the Adviser.

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•
Small and Mid-Capitalization Company Risk.  Investing in securities of small- and mid-cap companies presents more risks than investing in securities of more established or large-cap companies.  Smaller companies often have more limited resources and greater variation in operating results, leading to greater price volatility.  Trading volumes may be lower, making such securities less liquid.  Small- and mid-cap companies may have a shorter history of operations or less diversified product lines – making them more susceptible to market pressures.  During some periods, stocks of small and mid-sized companies, as an asset class, have underperformed the stocks of larger companies.

•
Market Sector Concentration Risk.  In pursuing its respective investment strategy, each Fund, at times, may concentrate its investments in the securities of issuers in a particular industry or sector.  By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors.  Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political events; obsolescence of technologies; and increased competition that may affect the profitability or viability of companies in an industry.  In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole.

•
Management Risk.  If the portfolio manager is incorrect in the assessment of the growth prospects of the securities a Fund hold, then the value of that Fund’s shares may decline. In addition, a portfolio manager’s strategy may produce returns that are different from other mutual funds that invest in similar securities.

Additional risks applicable to the Small Cap Dividend Value Fund and Mid Cap Dividend Value Fund

•
Dividend-Paying Stock Risk.  The companies that the Funds hold may reduce or stop paying dividends, which may affect each Fund’s ability to generate income.  The Adviser’s approach in selecting dividend-paying securities may go out of favor with investors.  This may cause the Funds to underperform relative to other mutual funds that do not emphasize dividend-paying stocks.

Additional risks applicable to the All Cap Value Fund

•
Large Cap Risk.  Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

PORTFOLIO HOLDINGS
A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI and on the Funds’ website at www.keeleyfunds.com.

MANAGEMENT

Investment Adviser — The investment adviser for the Funds is Keeley-Teton Advisors, LLC, 111 West Jackson Blvd., Suite 810, Chicago, IL 60604.  The Adviser supervises, administers and continuously reviews the Funds’ investment program, following policies set by the Funds’ Board of Directors.  As of December 31, 2017, the Adviser had approximately $1.8 billion in assets under management.

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Advisory Services and Fees

Small Cap Value Fund — Under the Fund’s investment advisory agreement, both the Class A Shares and Class I Shares of the Fund pay the Adviser a monthly fee at the following annual rates: 1.00% of the first $1 billion of average daily net assets; 0.90% for net assets greater than $1 billion but less than $4 billion; 0.80% for net assets greater than $4 billion but less than $6 billion; and 0.70% for net assets greater than $6 billion.  The Fund’s advisory fee rate for the fiscal year ended September 30, 2017 was 1.00% of its average daily net assets.

Small Cap Dividend Value Fund, Small-Mid Cap Value Fund, Mid Cap Dividend Value Fund and All Cap Value Fund — The Adviser has provided investment advisory services to each Fund since its inception.  Under each Fund’s investment advisory agreement, both the Class A Shares and the Class I Shares of the Fund pay the Adviser a monthly fee at an annual rate of 1.00% of the first $350 million of average daily net assets, 0.90% of the next $350 million of average daily net assets and 0.80% of average daily net assets over $700 million.  The advisory fee rates for the fiscal year ended September 30, 2017 for each of Small Cap Dividend Value Fund, Small Mid Cap Value Fund, Mid Cap Dividend Value Fund and All Cap Value Fund were 1.00% of their average daily net assets, respectively.

Fee Waivers and Expense Reimbursements

Small Cap Value Fund, Small-Mid Cap Value Fund and All Cap Value Fund — The Adviser has agreed to waive its management fee or reimburse each Fund for expenses until February 28, 2019, so that the total operating expenses, on an annual basis, of each Fund do not exceed 1.39% of the average daily net assets for Class A Shares and 1.14% of the average daily net assets for Class I Shares.

Small Cap Dividend Value Fund and Mid Cap Dividend Value Fund — The Adviser has agreed to waive its management fee or reimburse each Fund for expenses until February 28, 2019, so that the total operating expenses, on an annual basis, of each Fund do not exceed 1.29% of the average daily net assets for Class A Shares and 1.04% of the average daily net assets for Class I Shares.

For each Fund, these limitations exclude expenses related to taxes, interest charges, dividend expenses incurred on securities that a Fund sells short, litigation expenses, other extraordinary expenses, and brokerage commissions and other charges relating to the purchase and sale of a Fund’s portfolio securities.  After February 28, 2019, the Adviser may continue to voluntarily waive a portion of its management fee or reimburse either the Class A Shares or the Class I Shares of a Fund for expenses, but it will not be obligated to do so.

Any waiver or reimbursement is subject to later adjustment during the term of each Fund’s investment advisory agreement to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation caps.  The Adviser, however, will only be entitled to recoup such amounts for a period of three years following the fiscal year in which such amount was waived or reimbursed.  Fee waivers and expense reimbursements have the effect of lowering the overall expense ratio for a Fund and increasing its overall return to investors.

Portfolio Managers

Small Cap Value Fund and Small-Mid Cap Value Fund — Brian R. Keeley and Kevin M. Chin are the Lead Portfolio Managers for each Fund and are primarily responsible for the day-to-day management of each Fund’s portfolio.

Mr. Keeley is a Chartered Financial Analyst and has been a Portfolio Manager for each Fund since January 2011.  The SAI provides additional information about Mr. Keeley’s compensation, other accounts that he manages, and his ownership of securities in the Funds.

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Mr. Chin has been a Portfolio Manager for each Fund since December 2013.  Previously, Mr. Chin was a Senior Vice President and Portfolio Manager at Cramer Rosenthal McGlynn, LLC from 1989 to 2012.  The SAI provides additional information about Mr. Chin’s compensation, other accounts that he manages, and his ownership of securities in the Funds.

Small Cap Dividend Value Fund and Mid Cap Dividend Value Fund — Thomas E. Browne, Jr. is the Lead Portfolio Manager for each Fund and is primarily responsible for the day-to-day management of each Fund’s portfolio.  Mr. Browne is a Chartered Financial Analyst and has been Portfolio Manager for Small Cap Dividend Value Fund since its inception in December 2009 and for Mid Cap Dividend Value Fund since its inception in October 2011.  The SAI provides additional information about Mr. Browne’s compensation, other accounts that he manages, and his ownership of securities in the Funds.

Brian P. Leonard is a Portfolio Manager for the Funds and assists Mr. Browne in day-to-day management of the Funds.  Mr. Leonard has been a Portfolio Manager for each Fund since its inception.  The SAI provides additional information about Mr. Leonard’s compensation, other accounts that he manages, and his ownership of securities in the Funds.

All Cap Value Fund — Brian R. Keeley is the Lead Portfolio Manager for the Fund and is primarily responsible for its day-to-day management.  Mr. Keeley has been a Portfolio Manager for the Fund since January 2012.  See above for a brief description of Mr. Keeley’s background.  The SAI provides additional information about Mr. Keeley’s compensation, other accounts that he manages, and his ownership of securities in the Funds.

Other Service Providers

Administrator — U.S. Bancorp Fund Services, LLC performs administrative services for the Funds, including handling required tax returns and various filings, monitoring the Funds’ expenses and compliance issues and other generally administrative matters.

Distributor — G.distributors, LLC, member of FINRA, is the Distributor of the Funds.

Shareholder Servicing Agent — Keeley-Teton Advisors, LLC is the shareholder servicing agent of the Funds.

Custodian — U.S. Bank, N.A. provides for the safekeeping of the Funds’ assets.

Transfer Agent and Accounting Services — U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) maintains shareholder records, disburses dividends and other distributions, performs fund accounting and performs administrative services on behalf of the Funds.

YOUR INVESTMENT

How Shares are Priced

The public offering price of each of the Funds’ shares is the net asset value (“NAV”) (the value of one share in a Fund), plus a sales charge based on the amount of your purchase.

Net asset value — NAV is calculated by dividing a Fund’s total assets, minus any liabilities, by the number of shares outstanding.  The NAV is generally calculated as of the close of trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern Time) every day the NYSE is open.

The NAV is calculated daily and the price at which a purchase or redemption is effected is based on the next calculation of the NAV after the order is placed.

The method for determining the value of a Fund’s assets is as follows:

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A security listed on an exchange or quoted on a national market system is valued at the last sale price or, if it was not traded during the day, at the most recent bid price. Securities traded only on over-the-counter markets are valued at the last sale price on days when the security is traded; otherwise, they are valued at closing over-the-counter bid prices.

•	If a security is traded on more than one exchange, it is valued at the last sale price on the exchange where it is principally traded.

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Debt securities (other than short-term obligations) in normal institutional-size trading units are valued by a service that uses electronic data processing methods, avoiding exclusive reliance on exchange or over-the-counter prices.

•	Short-term obligations (debt securities purchased within 60 days of their stated maturity date) are valued at amortized cost, which approximates current value.

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Foreign securities that do not trade on a U.S. securities exchange in the United States or in the over-the-counter market are valued at the last quoted sale price as of the close of the regular trading hours of the principal exchange or the OTC market on which the security is traded on the day the valuation is made. Securities that were not traded on the valuation date will be valued at the last reported bid price.

•	Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share.

Fair Valued Securities — Securities for which market quotations are not readily available and securities for which the Funds have reason to believe the market quote should not be relied upon are valued in accordance with procedures approved by the Funds’ Board of Directors.  To the extent that a Fund’s securities are traded on U.S. exchanges, that Fund does not expect that there would be many times when a fair value determination would be required.  Although market price is usually the best indicator of value, if there is very little trading in a security, the Funds may determine that the reported market price is not an accurate reflection of the security’s value and should not be relied upon.  Other times when a Fund would make a fair value determination would be when trading in a security held by the Fund is halted and not resumed prior to the end of the market close, or if exchanges were required to close before the anticipated end of the trading day.  In such cases, the Fund’s value for a security may be different from most recent quoted market values, which could affect NAV and result in a purchaser paying a higher or lower price to purchase Fund shares, and a redeeming shareholder receiving less or more than such shareholder would have received, if market quotations had been available and had been used to establish value.

Sales charge — The chart below shows how the sales charge varies with the amount of your purchase for Class A Shares of each Fund.  Because of rounding in the calculation of the “offering price”, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.

	Sales Charge as a Percentage of		Dealer Reallowance as a Percentage of Offering Price
Single Transaction Amount	Offering Price	Net Amount Invested
Less than $50,000	4.50%	4.71%	4.00%
$50,000 - less than $100,000	4.00%	4.17%	3.50%
$100,000 - less than $250,000	3.00%	3.09%	2.50%
$250,000 - less than $500,000	2.50%	2.56%	2.00%
$500,000 and over	1.00%	1.01%	0.50%

Various individuals and organizations who meet a Fund’s requirements may buy Class A Shares at NAV — that is, without the sales charge.  Generally, these include institutional investors such as banks and insurance companies, investment advisers and their clients, and certain tax-exempt entities.  For more information, please see the Funds’ SAI. Please confirm with the Distributor whether you qualify to purchase Class A Shares at NAV.  All Class I Shares are available at NAV.  You may be eligible to buy Class I Shares.  Please see “Buying Shares” under “How to Buy, Sell and Exchange Shares” and refer to the SAI for further details.

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The Funds provide free of charge, through their website at www.keeleyfunds.com, and in a clear and prominent format, information regarding who is eligible for reduced sales loads or waivers of the sales load, and what information must be provided to qualify.  The site includes a hyperlink to that information.

See also “Right of Accumulation” and “Letter of Intent” under the section titled “Shareholder Privileges” below.

Distribution Plan (12b-1)

Keeley Funds, Inc. (the “Company”) has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, for each Fund’s Class A Shares, which allows each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. Under this Plan, the fee is 0.25% per year of a Fund’s average net assets (calculated on a daily basis). Because these fees are paid out of assets of each Fund’s Class A Shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Distributor or the Adviser may make cash payments, which are referred to as revenue share payments, to dealer firms as incentives to sell a Fund’s shares, to promote retention of their dealer firms’ customers’ assets in the Funds and to reimburse dealer firms for distribution and other expenses.  These payments are in addition to any sales load and 12b-1 fees that the dealer firms may receive from each of the Class A Shares of the Funds or the Distributor.  Revenue share payments would come from the Distributor or Adviser’s own resources and not from the Funds, will not change the price of a Fund’s shares and will not reduce the amount of proceeds which a Fund receives from the sale of shares.  The amount of such payments could be significant to a dealer firm.  The Distributor or the Adviser will determine, in their own judgment, whether to make revenue share payments to any dealer firm.

Shareholder Servicing Plan

The Company has retained the Adviser to serve as the shareholder servicing agent for the Funds pursuant to a shareholder servicing agreement (the “Shareholder Servicing Agreement”).  Under the Shareholder Servicing Agreement, the Company pays the Adviser a monthly fee calculated at an annual rate of 0.05% of each Fund’s average daily net assets for providing support services to investors who beneficially own shares of a Fund.  Because these fees are paid out of assets of each Fund’s shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

HOW TO BUY, SELL AND EXCHANGE SHARES

Buying Shares

In addition to the fact the Class I Shares do not have a sales load, Class A Shares and Class I Shares of the Funds have different expenses and other characteristics, allowing you to choose the class that best suits your needs.  You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments.  Please see the SAI for further details.

You can buy a Fund’s shares directly from the Distributor, or from selected broker/dealers, financial institutions and other service providers.  Some of these other parties may be authorized to designate other intermediaries to accept purchase and redemption orders on a Fund’s behalf.  If you invest through a third party, policies and fees may differ from those described here.  If you are investing through a third party, you should read any program materials it may provide to you before you invest through it.

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Shares of the Funds have not been registered for sale outside of the United States.  The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.  An investment in the Funds may cause adverse tax consequences for shareholders residing outside the United States.

In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”), the Transfer Agent will verify certain information on your Account Application as part of the Funds’ Anti-Money Laundering Program.  As requested on the Application, you must supply your full name, date of birth, social security number and permanent street address.  If you are a non-individual (such as a corporation, partnership or trust), you must supply your legal name, the address of principal place of business, office or other physical location, taxpayer identification number, and documents that evidence existence of the entity, including the identity of the beneficial owners of the entity.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Transfer Agent at 1-888-933-5391 if you need additional assistance when completing your Application.

In response to Federal Trade Commission regulations related to the prevention of identity theft, the Funds adopted a “Red Flags” policy to monitor and take action with respect to patterns, practices, or specific activities that indicate the possible existence of identity theft.  The Funds conduct their operations in a manner that is consistent with industry practice in that regard.  The Transfer Agent implements the Red Flags policy by monitoring for red flags in the opening of Fund accounts and activity with respect to existing accounts.

If a reasonable belief of the identity of a customer cannot be established, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received.  Each Fund also may reserve the right to close the account within five business days if clarifying information/documentation is not received.

The minimum initial investment for the Class A Shares of the Funds is $2,500, and the minimum for additional investments in each Fund is $50 and is subject to change at any time.  The Distributor may waive the minimum initial investment to establish certain Class A Share accounts.

Class I Shares are sold at NAV per share without a sales charge directly to institutional investors.  They may include banks, insurance companies, pension or profit sharing trusts, investment companies and other investors at the discretion of the Distributor.  Also, Class I Shares are available to investors other than institutional investors who invest amounts equal to or exceeding the minimum amount of investment for Class I Shares.  The minimum initial investment for Class I Shares of the Funds is $1 million, and the minimum for additional investments is $10,000 and is subject to change at any time.  The Distributor may waive the minimum initial investment to establish certain Class I Share accounts and may waive the minimum amount for additional investments in certain Class I Share accounts.

Your order will be processed at the next calculated appropriate price after a Fund receives your order in proper form.  Each Fund may enter into arrangements with third parties, including broker-dealers, financial institutions and other service providers to process purchase and redemption orders on behalf of the Fund on an expedited basis.  In those cases, when the third party receives the purchase or redemption order, it will be treated as though the Fund had received the order for purposes of pricing.  Payment should be made in U.S. dollars drawn on a U.S. bank, savings and loan, or credit union, or sent by wire transfer.  Checks should be made payable to the “KEELEY Small Cap Value Fund,” “KEELEY Small Cap Dividend Value Fund,” “KEELEY Small-Mid Cap Value Fund,” “KEELEY Mid Cap Dividend Value Fund” or “KEELEY All Cap Value Fund.”  The Funds will not accept payment in cash or money orders.  To prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  We are unable to accept postdated checks or any conditional order or payment.

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If your payment is returned for any reason, you will be charged a $25 fee as well as for any loss incurred by the Funds.

While the Funds do not issue stock certificates for shares purchased, you will receive a statement confirming your purchase.

Your account may be transferred to your state of residence if no activity occurs within your account during the statutory “inactivity period” specified in your state’s abandoned property laws.

EACH FUND RESERVES THE RIGHT TO REJECT ANY PURCHASE ORDER IF THE FUND BELIEVES THAT IT IS IN THE FUND’S BEST INTEREST TO DO SO.

By wire transfer

Opening an account

If you are making an initial investment in a Fund, before you wire funds, please contact the Transfer Agent at 1-888-933-5391 to make arrangements with a telephone service representative to submit your completed Application via mail, overnight delivery, or facsimile.  Upon receipt of your completed Application, your account will be established and a service representative will contact you to provide your new account number and wiring instructions. If you do not receive this information within one business day, you may call the Transfer Agent at 1-888-933-5391.  You may then contact your bank to initiate the wire using the instructions you were given.

•	Have your bank wire the amount you want to invest to:
U.S. Bank, N.A.
777 E. Wisconsin Ave.
ABA #: 075000022
Credit U.S. Bancorp Fund Services, LLC
Account #: 112-952-137
Further credit: KEELEY [Fund name here]
Shareholder name and account number

Wired funds must be received prior to 4:00 p.m. EST to be eligible for same day pricing.  Neither the Funds nor U.S. Bank, N.A. is responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.

Adding to your account

For the Class A Shares of the Funds, you can add to your account anytime in investments of $50 or more.  For the Class I Shares of the Funds, you can add to your account anytime in investments of $10,000 or more.  In certain instances, these minimums may be waived at the discretion of the Distributor.  If you are making a subsequent purchase, your bank should wire funds as indicated above.  It is essential that your bank include complete information about your account in all wire instructions.  Prior to sending your wire, please call the Transfer Agent at 1-888-933-5391 to advise them of your intention to wire funds to your account. This will ensure prompt and accurate credit.

By Electronic Funds Transfer on an Established Account (Automated Clearing House (ACH))

If you call 1-888-933-5391 prior to 4:00 p.m. Eastern time to place your order, shares will be purchased at that day’s NAV per share, plus applicable sales charges.

How to Add Telephone Subsequent Purchase via ACH to a New Account

Your account will automatically be given this option if you included a voided check or savings deposit slip with your application, unless you decline by checking the box on the application form.

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How to Add Telephone Options to an Established Account

Mail in a voided check or savings deposit slip and a letter of instruction.  Your request may require that the letter of instruction include a signature guarantee, signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.  This option is effective 15 calendar days after your request is received.  (Note: To use this option, your bank must be a member of the ACH.)

By phone

Investors may purchase additional shares of the Funds by calling 1-888-933-5391.  If your account has been open for at least 15 days, telephone orders in the amount of $50 or more for Class A Shares and $10,000 or more for Class I Shares will be accepted via electronic funds transfer from your bank account through the ACH network.  You must have banking information established on your account prior to making a purchase.  If your order is received prior to 4 p.m. Eastern time, your shares will be purchased at the applicable price on that day.

Telephone trades must be received by or prior to market close.  During periods of high market activity, shareholders may encounter higher than usual call waits.  Please allow sufficient time to place your telephone transaction.

Important Information Regarding Telephone Purchases

By using the telephone to purchase or exchange shares, you agree to hold the Funds, U.S. Bancorp Fund Services, their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with this option.  If your account has more than one owner, the Funds may rely on the instructions of any one account owner.  If you are unable to reach the Funds by telephone you should send your instructions for purchase or exchange by regular or express mail.  Purchase or exchange orders will not be canceled or modified once received in good order after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).  Unless telephone purchase is declined on the application, as a shareholder you are eligible to use the telephone purchase option if you submit a voided check or savings deposit slip with which to establish bank instructions on your account.  If you do not want your account set up for this option, you must make an election to “opt out.”  You can do this by calling Shareholder Services at 1-888-933-5391, or by marking the appropriate box on your Purchase Application form.

By mail

The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders does not constitute receipt by the Transfer Agent of the Funds.  Receipt of purchase orders is based on when the order is received at the Transfer Agent’s offices.

Opening an account

•	Write a check for the amount you want to invest, payable to KEELEY [Fund name here].
•	Mail your payment with a completed purchase application (included with this prospectus) to:

KEELEY [Fund name here] c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	For overnight delivery, use this address: KEELEY [Fund name here] c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, 3rd Floor Milwaukee, WI 53202-5207

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Selling Shares

You can redeem your shares in any of the Funds at any time by mail or telephone for shares you hold directly at the Funds.

Shareholders who have an IRA or other retirement plan account must indicate on their written redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

If your account is with the Distributor or a selected broker/dealer, you must give your request to that firm.  The broker/dealer is responsible for placing your request and may charge you a fee.

Otherwise, you may sell your shares:

By mail

Send the transfer agent a written redemption request in proper order, including:

•	the name of the Fund and share class;
•	your account name and number;
•	the number of shares or dollar amount to be redeemed;
•	the signature of each registered owner, exactly as the shares are registered with signature(s) guaranteed, if applicable; and
•	documentation required from corporations, executors, administrators, trustees, guardians, agents and attorneys-in-fact.

Mail to: KEELEY [Fund name here] c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	For overnight delivery, use this address: KEELEY [Fund name here] c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, 3rd Floor Milwaukee, WI 53202-5207

The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of redemption requests does not constitute receipt by the Transfer Agent of the Funds.  Receipt of redemption requests is based on when the order is received at the Transfer Agent’s offices.

Signature guarantees — If you request a direct redemption whereby you want the proceeds payable or sent to any person, address, or bank not on the account, or the request comes within 15 calendar days of an address change, we require signature guarantees from either a Medallion program member or a non-Medallion program member.  Signature guarantees are also required when changing account ownership.  Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.  In addition to the situations described above, the Fund(s) and/or the Transfer Agent reserve the right to require or waive a signature guarantee or other acceptable signature authentication in other instances based on the circumstances relative to the particular situation.  These guarantees may seem inconvenient, but they are intended to protect you against fraud.  A notary public is not acceptable.  The guarantor pledges your signature is genuine and, unlike a notary public, is financially responsible if it is not.

Eligible guarantors include qualified:

•	Banks, credit unions and savings associations
•	Broker/dealers

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•	National securities exchanges
•	Registered securities associations
•	Clearing agencies

By phone

To redeem shares by phone, call the Transfer Agent at 1-888-933-5391.  The Funds follow procedures to confirm that telephone instructions are genuine and send payment only to the address of record or the designated bank account.  The Funds are not liable for following telephone instructions reasonably believed to be genuine.  If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.  Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

If you do not want telephone transaction privileges, check the box on the purchase application.  You may not redeem shares from an IRA or other retirement account by phone.

Payment — When you sell your shares, the amount of money you receive is based on the NAV next calculated after your request is received.  This amount may be more or less than what you paid for the shares.

When you sell your shares of any Fund, it is a taxable event for federal tax purposes.  You may realize a capital gain or loss. You may want to check with your tax adviser.

The Funds will send payment for shares redeemed within one or two business days, but no later than the seventh calendar day after receipt of the redemption request by the Transfer Agent.  You may request to have a check sent to your address of record, have proceeds wired to your bank account of record, or send funds via electronic funds transfer through the ACH network to a pre-designated account.  The Transfer Agent charges a $15 wire fee.  There is no charge when proceeds are sent via the ACH system but credit may not be available for 2-3 days.

The Funds will not send redemption proceeds until checks or ACH transactions for the purchase of the shares have cleared — up to 15 calendar days.

The Funds typically expect that a Fund will hold cash or cash equivalents to meet redemption requests.  A Fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund.  These redemption methods will be used regularly and may also be used in stressed market conditions.  Each Fund further reserves the right to redeem “in kind” securities from the Fund’s portfolio in lieu (in whole or in part) of cash under certain circumstances as deemed to be appropriate by the Adviser, including under stressed market conditions.  If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and will bear any market risks associated with such securities until they are converted into cash.  A redemption in kind is a taxable event on which you may incur a gain or loss.  The Funds have in place a line of credit that may also be used to meet redemption requests during regular or stressed market conditions.

We may suspend redemptions if the NYSE closes or for other emergencies.  Please see the Funds’ SAI for details.

Small accounts — If (i) the value of your account for investments in Class A Shares falls below $250, or (ii) the value of your account for investments in Class I Shares falls below $500,000, we reserve the right to redeem your shares and send you the proceeds.  Currently, however, each Fund’s practice is to maintain small accounts instead of closing them out.  In the event that there is a change in this policy, you will receive advance notice.

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Exchanging Shares

You may exchange some or all of your Fund shares between identically registered accounts of the other Funds.  The minimum exchange amount for exchanges between the Funds is $250. For exchange purposes, you may exchange shares of a Fund for shares of another Fund; however, you may only exchange Class A Shares for Class I Shares if you meet the $1 million investment minimum for Class I Shares.

There is a maximum of four exchanges over 12 months.  The exchange must be between identically registered accounts.  The Funds consider two exchanges between any of the Funds for more than $250,000 within a five business day period to be market timing.  The Adviser monitors exchanges in amounts of $250,000 or more within a five business day period and advises the Transfer Agent on any action that should be taken on the account.  See “Frequent Purchases and Redemptions of Fund Shares.”

A Fund’s shares will be redeemed at the next determined NAV after your request is received.

You also can move your exchanged shares, plus any other Funds shares purchased with reinvested dividends, back into a Fund with no sales charge (as long as your investment remained continuously in the Funds between withdrawal and reinvestment).

Exchanges can be requested by mail or telephone (unless you refuse telephone transaction privileges on your purchase application).  There is a $5 fee for telephone exchanges.  The Funds follow procedures to confirm that telephone instructions are genuine.  We are not liable for following telephone instructions reasonably believed to be genuine.

An exchange is a taxable event for federal tax purposes.  You may realize a capital gain or loss.  Be sure to check with your tax adviser before making an exchange.

The Company reserves the right to change or eliminate the exchange privilege. If the Company changes that privilege, you will receive advance notice.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Board of Directors has adopted policies and procedures to discourage frequent trading in the Funds’ shares (often called market timing).  The Funds believe that their sales charge (at a maximum of 4.50%) coupled with a maximum of four exchanges per year makes it difficult for a purchaser to utilize the Funds for market timing.  Although the Funds do not believe that they are subject to the risks of market timing (such as utilizing pricing differentials), frequent trading disrupts the investment strategies of the Funds because it requires the Funds to maintain excess cash or to liquidate investments before they otherwise would do so, which also tends to increase portfolio turnover and brokerage costs and can adversely affect tax efficiency.  The Funds’ procedures provide that the Funds will not enter into any agreements or “understandings” with anyone that specifically permit frequent trading.  The Funds will attempt to identify purchasers who engage in frequent trading and if and when identified, will bar such purchasers from making additional purchases of Fund shares.

Although the Funds make efforts to monitor for market timing activities and will seek the assistance of financial intermediaries through which Fund shares are purchased or held, the Funds cannot always identify or detect excessive trading that may be facilitated by financial intermediaries because the intermediary maintains the underlying shareholder account.  In an attempt to detect and deter excessive trading in omnibus accounts, the Funds may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries (including prohibiting further transactions by such accounts), may require the intermediaries to provide certain information to the Funds regarding shareholders who hold shares through such accounts or may close the omnibus account (although there can be no assurance that the Funds would do so).  The Funds’ ability to impose restrictions for accounts traded through particular intermediaries may vary depending upon the systems’ capabilities, applicable contractual restrictions, and cooperation of those intermediaries.  The Funds consider any purchase and redemption of more than $250,000 in any five day business period by the same account holder (in the case of omnibus accounts, the ultimate beneficiary of a sub-account) to fall within its definition of market timing; however, the Funds reserve the right to restrict purchasers, on a case by case basis, who trade less than that amount or make purchases and sales separated by more than five business days.

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There can be no assurance that the Funds will be able to identify or eliminate all market timing activities, and the Funds may not be able to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries.

DISTRIBUTIONS AND TAXES

Distributions

The Small Cap Value Fund, the Small-Mid Cap Value Fund and the All Cap Value Fund expect to declare and distribute all of their net investment income, if any, to shareholders as dividends annually.  The Small Cap Dividend Value Fund and the Mid Cap Dividend Value Fund expect to declare and distribute all of their net investment income, if any, to shareholders as dividends quarterly.  Each Fund will distribute net realized capital gains, if any, to shareholders at least once a year.  Your dividends and capital gains will be invested in additional shares (of the same class, as applicable) unless you write or call the Transfer Agent to request otherwise.  Any change should be submitted 5 days prior to the record date of the next distribution.  There is no sales charge on reinvestments.

If your mailed distribution check cannot be delivered by the U.S. Postal Service, or it remains outstanding for at least six months, the Funds reserve the right to reinvest the distribution amount at the current NAV at the time of such investment and to reinvest all subsequent distributions until you give us other instructions.

At the time you purchase your Fund shares, a Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund.  For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable.  Buying shares in a Fund just before it declares an income dividend or capital gain distribution is sometimes known as “buying a dividend.”

Taxes

The Funds may make distributions taxable to you as either ordinary income or net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss).  The part of each Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions, unless the total dividends the Fund receives therefrom is at least 95% of its gross income, as specially computed, in which case all its dividends qualify) generally will be subject to federal income tax for individual and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy those restrictions with respect to their Fund shares at the lower rates for net capital gain — a maximum federal rate of 20% for non-corporate shareholders.  A part of each Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations (“DRD”) — the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (excluding real estate investment trusts) and excludes dividends from foreign corporations — subject to similar restrictions.

Distributions to you, if you are an individual shareholder, of a Fund’s net capital gain will be taxable as long-term capital gain, at the 20% maximum federal rate mentioned above, regardless of how long you have held your Fund shares.  Shareholders other than qualified retirement plans, individual retirement accounts, and other tax-exempt investors will be subject to federal income tax on dividends and capital gain distributions received from a Fund, regardless of whether they are received in cash or reinvested in additional Fund shares.

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You will receive an annual statement showing the amounts of your Fund distributions that are taxable as ordinary income, qualified dividend income, and capital gains.  Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

If a Fund’s distributions exceed its taxable income and net capital gain realized during a taxable year, a portion of the distributions made in the same taxable year may be re-characterized as a return of capital to shareholders.  A return of capital distribution generally will not be taxable, but will reduce each shareholder’s basis in his or her Fund shares and result in a higher realized capital gain or lower realized capital loss when those shares on which the distribution was received are sold.

A sale or redemption of Fund shares is a taxable event.  Depending on the purchase price and sale price of the shares you sell, you may have a gain or loss on the transaction.  You are responsible for any tax liabilities generated by your transaction.  An exchange of Fund shares for shares of any other fund will be treated as a sale of the Fund’s shares and is subject to the same tax consequences.

An individual is required to pay a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends and capital gain distributions a Fund pays and net gains realized on redemptions and exchanges of Fund shares, or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married individuals filing jointly and $200,000 for single taxpayers).  This tax is in addition to any other taxes due on income.  A similar tax applies to estates and trusts.

Federal law requires the Funds to withhold 24% of all distributions and redemption proceeds paid to a shareholder who has not provided his or her correct taxpayer identification number and made certain required certifications.  A Fund also must withhold if the Internal Revenue Service instructs it to do so.

Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.

It is important that you consult with your tax adviser on the federal, state and local tax consequences of investing in the Funds that are unique to your tax situation.

SHAREHOLDER PRIVILEGES

Right of Accumulation (“ROA”) — You may combine your new purchase with the value of any other Class A and Class I Shares for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases of Class A Shares.  The applicable sales charge for the new purchase is based on the total of your current purchase plus the value (based on offering price) of all other shares you own.  In addition to the shares of the Funds that you own, you also may combine the value of the Fund shares owned by your spouse and dependent children for sales charge reductions.  To receive a reduced sales charge based on the accumulated value of such accounts, you must notify the Funds in writing at the time of purchase.

Letter of Intent (“LOI”) — By signing a LOI you can reduce your sales charge.  Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period.  The LOI will apply to all purchases of Class A Shares. Any shares purchased within 90 days of the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date in that class.  Purchases resulting from the reinvestment of dividends and capital gain distributions do not apply toward fulfillment of the LOI.  Shares equal to 4.50% of the amount of the LOI will be held in escrow during the 13-month period following your initial purchase of Fund shares.  If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect.  This amount will be obtained from redemption of the escrow shares.  Any remaining escrow shares will be released to you.

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If you establish a LOI with a Fund, you can aggregate your accounts as well as the accounts of your spouse.  However, you will not be allowed to aggregate investments in different share classes of the Funds.  You will need to provide written instructions with respect to all other accounts whose purchases should be considered in fulfillment of the LOI.

Automatic Investment Plan (“AIP”) — You may buy shares automatically during various intervals by having $50 or more withdrawn from your bank account and invested in the Class A Shares or $10,000 or more withdrawn from your account and invested in the Class I Shares of each Fund.  The minimum to open an AIP account is $2,500 for Class A Shares and $1,000,000 for Class I Shares.  The Distributor may waive the minimum to open certain AIP accounts. There is no service fee for this option.  To establish the AIP, complete the AIP section on the purchase application or, after your account is established, complete an AIP application (available from each Fund).  Under the AIP, you may make regular investments in a Fund directly from your checking or savings account on a monthly, quarterly, semi-annual or annual basis.  In order to participate, your financial institution must be a member of the ACH network.  We are unable to debit mutual fund or pass through accounts. If your payment is rejected by the bank, the Transfer Agent will charge a $25 fee to your account.  Any request to change or terminate an AIP should be submitted to the Transfer Agent five days prior to the effective date.

Closure of a Fund — The Adviser retains the right to close the Fund or to place restrictions on purchases of Fund shares if it is determined to be in the best interest of shareholders.  Based on market and Fund conditions, the Adviser may decide to close a Fund to new investors, all investors or certain classes of investors (such as Fund supermarkets) at any time.  If a Fund is closed to new purchases it will continue to honor redemption requests, unless the right to redeem shares has been temporarily suspended as permitted by federal law.

Householding — In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household.  If you would like to discontinue householding for your accounts, please call toll-free at 1-888-933-5391 to request individual copies of these documents.  Once the Funds receive notice to stop householding, we will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

Lost shareholders, inactive accounts and unclaimed property — It is important that the Funds maintain a correct address for each shareholder.  An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Funds.  Based upon statutory requirements for returned mail, the Funds will attempt to locate the shareholder or rightful owner of the account.  If the Funds are unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned.  Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.  The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements.  The shareholder’s last known address of record determines which state has jurisdiction.  Please proactively contact the Transfer Agent toll-free at 1-888-933-5391 at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller.  Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

THE FUNDS RESERVE THE RIGHT TO MODIFY OR ELIMINATE THESE PRIVILEGES WITH AT LEAST 30 DAYS’ NOTICE.

INDIVIDUAL RETIREMENT ACCOUNTS

The Funds offer a variety of retirement plans that may help you shelter part of your income from taxes.  For complete information, including applications, call 1-888-933-5391.

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IRA Accounts — IRA accounts will be charged a $15 annual maintenance fee.

FINANCIAL HIGHLIGHTS
The financial highlights tables that follow are intended to help you understand each Fund’s financial performance for the past five (5) years (or, if shorter, for the period of a Fund’s operations).  Certain information reflects financial results for a single Fund share.  The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions).  Information on the financial performance of the Funds for each of the years or the periods ending September 30 has been audited by PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Funds’ annual report, which is available upon request.

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KEELEY Small Cap Value Fund

	Year Ended September 30,
	2017	2016	2015	2014	2013
CLASS A(1)
Net asset value, beginning of period	$32.29	$33.63	$36.25	$35.62	$27.01
Income from investment operations:
Net investment income/(loss)(2)	0.05	0.12	0.01	(0.02)	0.16
Net realized and unrealized gain/(loss) on investments	3.98	2.93	(2.55)	0.77	8.51
Total from investment operations	4.03	3.05	(2.54)	0.75	8.67
Less distributions:
Net investment income	(0.15)	—	—	(0.12)	(0.06)
Net realized gains	(1.69)	(4.39)	(0.08)	—	—
Net asset value, end of period	$34.48	$32.29	$33.63	$36.25	$35.62
Total return(3)	12.65%	10.09%	(7.02)%	2.10%	32.17%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$503,762	$647,939	$1,011,544	$1,552,587	$2,036,972
Ratio of expenses to average net assets(4)	1.40%	1.40%	1.36%	1.35%	1.36%
Ratio of net investment income/(loss) to average net assets	0.14%	0.40%	0.04%	(0.06)%	0.52%
Prior to Reimbursement:
Ratio of expenses to average net assets(4)	1.43%	1.42%	1.36%	1.35%	1.36%
Ratio of net investment income/(loss) to average net assets	0.11%	0.38%	0.04%	(0.06)%	0.52%
Portfolio turnover rate	28.21%	35.56%	24.70%	42.72%	51.12%
CLASS I(1)
Net asset value, beginning of period	$32.68	$33.97	$36.61	$35.94	$27.28
Income from investment operations:
Net investment income(2)	0.13	0.20	0.11	0.07	0.24
Net realized and unrealized gain/(loss) on investments	4.04	2.97	(2.58)	0.79	8.58
Total from investment operations	4.17	3.17	(2.47)	0.86	8.82
Less distributions:
Net investment income	(0.22)	(0.07)	(0.09)	(0.19)	(0.16)
Net realized gains	(1.69)	(4.39)	(0.08)	—	—
Net asset value, end of period	$34.94	$32.68	$33.97	$36.61	$35.94
Total return(3)	12.95%	10.39%	(6.80)%	2.36%	32.49%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$328,415	$425,935	$615,835	$971,154	$939,482
Ratio of expenses to average net assets(4)	1.15%	1.15%	1.11%	1.10%	1.11%
Ratio of net investment income to average net assets	0.39%	0.65%	0.29%	0.19%	0.77%
Prior to Reimbursement:
Ratio of expenses to average net assets(4)	1.18%	1.17%	1.11%	1.10%	1.11%
Ratio of net investment income to average net assets	0.36%	0.63%	0.29%	0.19%	0.77%
Portfolio turnover rate	28.21%	35.56%	24.70%	42.72%	51.12%

(1)	Per share data is for a share outstanding throughout the period.
(2)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(3)	The total return calculation does not reflect the sales load imposed on the purchase of shares.
(4)	The ratio of expenses to average net assets includes interest expense and deferred compensation expense which was 0.01%, 0.01%, 0.00%, 0.01%, and 0.00%, respectively.

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KEELEY Small Cap Dividend Value Fund

	Year Ended September 30,
	2017	2016	2015	2014	2013
CLASS A(1)
Net asset value, beginning of period	$16.63	$15.21	$16.79	$16.73	$14.21
Income from investment operations:
Net investment income(2)	0.25	0.28	0.24	0.17	0.23
Net realized and unrealized gain/(loss) on investments	2.94	2.11	(0.65)	0.68	2.96
Total from investment operations	3.19	2.39	(0.41)	0.85	3.19
Less distributions:
Net investment income	(0.24)	(0.33)	(0.26)	(0.22)	(0.28)
Net realized gains	(0.31)	(0.64)	(0.91)	(0.57)	(0.39)
Net asset value, end of period	$19.27	$16.63	$15.21	$16.79	$16.73
Total return(3)	19.30%	16.40%	(2.93)%	4.90%	23.20%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$22,460	$24,620	$39,190	$59,360	$83,061
Ratio of expenses to average net assets(4)	1.29%	1.30%	1.31%	1.39%	1.39%
Ratio of net investment income to average net assets	1.39%	1.81%	1.41%	0.96%	1.48%
Prior to Reimbursement:
Ratio of expenses to average net assets(4)	1.49%	1.49%	1.46%	1.43%	1.48%
Ratio of net investment income to average net assets	1.19%	1.62%	1.26%	0.92%	1.39%
Portfolio turnover rate	22.22%	26.58%	26.59%	38.81%	27.19%
CLASS I(1)
Net asset value, beginning of period	$16.65	$15.23	$16.81	$16.75	$14.22
Income from investment operations:
Net investment income(2)	0.30	0.32	0.28	0.21	0.27
Net realized and unrealized gain/(loss) on investments	2.95	2.11	(0.65)	0.69	2.97
Total from investment operations	3.25	2.43	(0.37)	0.90	3.24
Less distributions:
Net investment income	(0.29)	(0.37)	(0.30)	(0.27)	(0.32)
Net realized gains	(0.31)	(0.64)	(0.91)	(0.57)	(0.39)
Net asset value, end of period	$19.30	$16.65	$15.23	$16.81	$16.75
Total return(3)	19.64%	16.68%	(2.68)%	5.17%	23.53%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$75,701	$75,811	$86,798	$92,769	$69,324
Ratio of expenses to average net assets(4)	1.04%	1.05%	1.06%	1.14%	1.14%
Ratio of net investment income to average net assets	1.64%	2.06%	1.66%	1.21%	1.73%
Prior to Reimbursement:
Ratio of expenses to average net assets(4)	1.24%	1.24%	1.21%	1.18%	1.23%
Ratio of net investment income to average net assets	1.44%	1.87%	1.51%	1.17%	1.64%
Portfolio turnover rate	22.22%	26.58%	26.59%	38.81%	27.19%

(1)	Per share data is for a share outstanding throughout the period.
(2)	Net investment income per share has been calculated based on average shares outstanding during the period.
(3)	The total return calculation does not reflect the sales load imposed on the purchase of shares.
(4)	The ratio of expenses to average net assets includes interest expense and deferred compensation expense which was 0.00%, 0.01%, 0.00%, 0.00%, and 0.00% respectively.

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KEELEY Small-Mid Cap Value Fund

	Year Ended September 30,
	2017	2016	2015	2014	2013
CLASS A(1)
Net asset value, beginning of period	$13.48	$12.57	$15.22	$16.21	$12.12
Income from investment operations:
Net investment income(2)	0.07	0.02	0.01	0.04	0.08
Net realized and unrealized gain/(loss) on investments	2.52	1.35	(1.05)	0.97	4.18
Total from investment operations	2.59	1.37	(1.04)	1.01	4.26
Less distributions:
Net investment income	(0.02)	(0.02)	(0.03)	(0.02)	(0.03)
Net realized gains	(1.13)	(0.44)	(1.58)	(1.98)	(0.14)
Net asset value, end of period	$14.92	$13.48	$12.57	$15.22	$16.21
Total return(3)	20.15%	11.28%	(7.42)%	5.88%	35.49%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$43,501	$45,570	$86,689	$110,862	$106,054
Ratio of expenses to average net assets(4)	1.39%	1.40%	1.39%	1.39%	1.39%
Ratio of net investment income to average net assets	0.47%	0.19%	0.04%	0.23%	0.58%
Prior to Reimbursement:
Ratio of expenses to average net assets(4)	1.47%	1.47%	1.43%	1.42%	1.43%
Ratio of net investment income to average net assets	0.39%	0.12%	0.00%	0.20%	0.54%
Portfolio turnover rate	19.79%	36.78%	20.43%	43.10%	68.27%
CLASS I(1)
Net asset value, beginning of period	$13.72	$12.80	$15.46	$16.43	$12.25
Income from investment operations:
Net investment income(2)	0.10	0.06	0.04	0.08	0.12
Net realized and unrealized gain/(loss) on investments	2.56	1.37	(1.06)	0.98	4.24
Total from investment operations	2.66	1.43	(1.02)	1.06	4.36
Less distributions:
Net investment income	(0.05)	(0.07)	(0.06)	(0.05)	(0.04)
Net realized gains	(1.13)	(0.44)	(1.58)	(1.98)	(0.14)
Net asset value, end of period	$15.20	$13.72	$12.80	$15.46	$16.43
Total return(3)	20.38%	11.59%	(7.18)%	6.11%	35.93%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$91,586	$104,638	$142,888	$186,039	$144,647
Ratio of expenses to average net assets(4)	1.14%	1.15%	1.14%	1.14%	1.14%
Ratio of net investment income to average net assets	0.72%	0.44%	0.29%	0.48%	0.83%
Prior to Reimbursement:
Ratio of expenses to average net assets(4)	1.22%	1.22%	1.18%	1.17%	1.18%
Ratio of net investment income to average net assets	0.64%	0.37%	0.25%	0.45%	0.79%
Portfolio turnover rate	19.79%	36.78%	20.43%	43.10%	68.27%

(1)	Per share data is for a share outstanding throughout the period.
(2)	Net investment income per share has been calculated based on average shares outstanding during the period.
(3)	The total return calculation does not reflect the sales load imposed on the purchase of shares.
(4)	The ratio of expenses to average net assets includes interest expense and deferred compensation expense which was 0.00%, 0.01%, 0.00%, 0.00%, and 0.00%, respectively.

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KEELEY Mid Cap Dividend Value Fund

	Year Ended September 30,
	2017	2016	2015	2014	2013
CLASS A(1)
Net asset value, beginning of period	$18.88	$17.03	$17.59	$15.55	$12.60
Income from investment operations:
Net investment income(2)	0.15	0.19	0.13	0.17	0.19
Net realized and unrealized gain/(loss) on investments	2.97	2.57	(0.17)	2.21	2.98
Total from investment operations	3.12	2.76	(0.04)	2.38	3.17
Less distributions:
Net investment income	(0.15)	(0.16)	(0.14)	(0.19)	(0.22)
Net realized gains	—	(0.71)	(0.38)	(0.15)	—
Return of capital	—	(0.04)	—	—	—
Net asset value, end of period	$21.85	$18.88	$17.03	$17.59	$15.55
Total return(3)	16.57%	16.90%	(0.33)%	15.37%	25.41%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$19,273	$20,661	$11,105	$11,243	$9,327
Ratio of expenses to average net assets(4)	1.29%	1.29%	1.30%	1.39%	1.39%
Ratio of net investment income to average net assets	0.76%	1.10%	0.70%	0.99%	1.31%
Prior to Reimbursement:
Ratio of expenses to average net assets(4)	1.49%	1.52%	1.61%	1.59%	1.87%
Ratio of net investment income to average net assets	0.56%	0.87%	0.39%	0.79%	0.83%
Portfolio turnover rate	42.77%	49.27%	20.33%	13.32%	36.12%
CLASS I(1)
Net asset value, beginning of period	$18.87	$17.03	$17.59	$15.55	$12.60
Income from investment operations:
Net investment income(2)	0.21	0.24	0.18	0.21	0.23
Net realized and unrealized gain/(loss) on investments	2.96	2.56	(0.17)	2.21	2.98
Total from investment operations	3.17	2.80	0.01	2.42	3.21
Less distributions:
Net investment income	(0.20)	(0.21)	(0.19)	(0.23)	(0.26)
Net realized gains	—	(0.71)	(0.38)	(0.15)	—
Return of capital	—	(0.04)	—	—	—
Net asset value, end of period	$21.84	$18.87	$17.03	$17.59	$15.55
Total return(3)	16.86%	17.18%	(0.08)%	15.65%	25.71%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$98,361	$69,290	$23,977	$19,511	$15,838
Ratio of expenses to average net assets(4)	1.04%	1.04%	1.05%	1.14%	1.14%
Ratio of net investment income to average net assets	1.01%	1.35%	0.95%	1.24%	1.56%
Prior to Reimbursement:
Ratio of expenses to average net assets(4)	1.24%	1.27%	1.36%	1.34%	1.62%
Ratio of net investment income to average net assets	0.81%	1.12%	0.64%	1.04%	1.08%
Portfolio turnover rate	42.77%	49.27%	20.33%	13.32%	36.12%

(1)	Per share data is for a share outstanding throughout the period.
(2)	Net investment income per share has been calculated based on average shares outstanding during the period.
(3)	The total return calculation does not reflect the sales load imposed on the purchase of shares.
(4)	The ratio of expenses to average net assets includes interest expense and deferred compensation expense which was 0.00%, 0.00%, 0.00%, 0.00%, and 0.00%, respectively.

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KEELEY All Cap Value Fund

	Year Ended September 30,
	2017	2016	2015	2014	2013
CLASS A(1)
Net asset value, beginning of period	$15.75	$16.43	$18.27	$16.40	$12.77
Income from investment operations:
Net investment income(2)	0.01	0.02	0.11	0.02	0.05
Net realized and unrealized gain/(loss) on investments	1.86	1.76	(1.93)	1.87	3.62
Total from investment operations	1.87	1.78	(1.82)	1.89	3.67
Less distributions:
Net investment income	(0.07)	(0.08)	(0.02)	(0.02)	(0.04)
Net realized gains	(0.70)	(2.38)	—	—	—
Net asset value, end of period	$16.85	$15.75	$16.43	$18.27	$16.40
Total return(3)	12.08%	12.21%	(9.96)%	11.52%	28.79%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$15,846	$18,501	$52,171	$68,091	$65,187
Ratio of expenses to average net assets(4)	1.40%	1.41%	1.39%	1.39%	1.39%
Ratio of net investment income to average net assets	0.08%	0.15%	0.60%	0.10%	0.34%
Prior to Reimbursement:
Ratio of expenses to average net assets(4)	1.52%	1.52%	1.46%	1.43%	1.46%
Ratio of net investment income/(loss) to average net assets	(0.04)%	0.04%	0.53%	0.06%	0.27%
Portfolio turnover rate	84.20%	75.28%	55.91%	35.16%	46.16%
CLASS I(1)
Net asset value, beginning of period	$15.88	$16.60	$18.45	$16.55	$12.89
Income from investment operations:
Net investment income(2)	0.05	0.06	0.16	0.07	0.09
Net realized and unrealized gain/(loss) on investments	1.88	1.77	(1.94)	1.88	3.65
Total from investment operations	1.93	1.83	(1.78)	1.95	3.74
Less distributions:
Net investment income	(0.11)	(0.17)	(0.07)	(0.05)	(0.08)
Net realized gains	(0.70)	(2.38)	—	—	—
Net asset value, end of period	$17.00	$15.88	$16.60	$18.45	$16.55
Total return(3)	12.40%	12.45%	(9.70)%	11.78%	29.13%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$42,280	$44,647	$46,708	$58,867	$46,754
Ratio of expenses to average net assets(4)	1.15%	1.16%	1.14%	1.14%	1.14%
Ratio of net investment income to average net assets	0.33%	0.41%	0.85%	0.35%	0.59%
Prior to Reimbursement:
Ratio of expenses to average net assets(4)	1.27%	1.27%	1.21%	1.18%	1.21%
Ratio of net investment income to average net assets	0.21%	0.30%	0.78%	0.31%	0.52%
Portfolio turnover rate	84.20%	75.28%	55.91%	35.16%	46.16%

(1)	Per share data is for a share outstanding throughout the period.
(2)	Net investment income per share has been calculated based on average shares outstanding during the period.
(3)	The total return calculation does not reflect the sales load imposed on the purchase of shares.
(4)	The ratio of expenses to average net assets includes interest expense and deferred compensation expense which was 0.01%, 0.02%, 0.00%, 0.00%, and 0.00%, respectively.

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PRIVACY STATEMENT
Protecting your personal information is an important priority for us. The Funds’ privacy policy is designed to support this objective. We collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or on other forms; correspondence or conversations, such as your name, address, social security number, assets, income and date of birth.

•
Information about your transactions with us, our affiliates or others, such as your account numbers and balances, transaction history, parties to transactions, cost basis information and other financial information.

The Funds restrict access to your nonpublic information by maintaining physical, electronic and procedural safeguards.

The Funds do not disclose any nonpublic information about their current or former consumers or customers to nonaffiliated third parties, except as permitted by law. G.distributors, LLC is the Distributor and Keeley-Teton Advisors, LLC is the Investment Adviser for the Keeley Funds and both are affiliates to the Keeley Funds.

We may share your nonpublic information with affiliates who require such information to provide products or services to you. You may request that we not share your nonpublic information with our affiliates for use by them in marketing products or services to you by calling us toll-free at 1-888-933-5391. We will honor your choice until you tell us otherwise. If you have a joint account, your instruction will be applied to all account holders on that account.

HOUSEHOLD DELIVERY OF SHAREHOLDER DOCUMENTS

To reduce expenses, the Funds may mail only one copy of the Funds’ prospectus, SAI and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 1-888-933-5391 or contact your financial institution. You will begin receiving individual copies 30 days after receiving your request.

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TO LEARN MORE ABOUT THE FUNDS

Ask for a free copy of the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI). The Funds’ SAI includes additional information about each Fund. The Funds’ SAI is incorporated by reference to the Prospectus and, therefore, is legally a part of this Prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS. Additional information about each Fund’s investments is available in the Funds’ annual and semi-annual reports. The Funds’ annual report includes a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year, if available.

To obtain a copy of the Funds’ SAI or annual and semi-annual reports without charge, or to request other information about each Fund:

BY TELEPHONE
Call Toll Free 1-888-933-5391

BY MAIL
Write to:
KEELEY [Fund name here]
111 West Jackson Blvd., Suite 810
Chicago, IL 60604

BY E-MAIL
Send your request to info@keeleyfunds.com

View online or download the Funds’ Prospectus
and SAI at the
KEELEY website: www.keeleyfunds.com

You can review and copy information about the Funds (including the SAI) at the Securities and Exchange Commission’s (the “Commission”) Public Reference Room in Washington, D.C. You may obtain information on the operation of the Commission’s Public Reference Room by calling the Commission at 202-551-8090. Reports and other information about each Fund also are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information also may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

www.keeleyfunds.com

Keeley Funds, Inc. SEC file number: 811-21761

Table of Contents - Prospectus

The Disciplined Discovery of Value®

Statement of Additional Information

January 26, 2018

KEELEY Small Cap Value Fund
Class (A) Shares: KSCVX Class (I) Shares: KSCIX

KEELEY Small Cap Dividend Value Fund
Class (A) Shares: KSDVX Class (I) Shares: KSDIX

KEELEY Small-Mid Cap Value Fund
Class (A) Shares: KSMVX Class (I) Shares: KSMIX

KEELEY Mid Cap Dividend Value Fund
Class (A) Shares: KMDVX Class (I) Shares: KMDIX

KEELEY All Cap Value Fund
Class (A) Shares: KACVX Class (I) Shares: KACIX

111 WEST JACKSON BLVD., SUITE 810 CHICAGO, ILLINOIS 60604 312-786-5050 888-933-5391

This Statement of Additional Information is not a prospectus, but provides additional information that should be read in conjunction with the current prospectus of KEELEY Small Cap Value Fund, KEELEY Small Cap Dividend Value Fund, KEELEY Small-Mid Cap Value Fund, KEELEY Mid Cap Dividend Value and Fund, KEELEY All Cap Value Fund (each, a “Fund” and collectively, the “Funds”) dated January 26, 2018, and any additional supplements thereto (the “Prospectus”).

Copies of the Prospectus and of the Annual and Semi-Annual Reports to Shareholders may be obtained free of charge from the Funds at the address and telephone number listed above, or on the Funds’ website (www.keeleyfunds.com).

Audited financial statements, which are contained in the Funds’ Annual Report dated September 30, 2017, are incorporated by reference into this Statement of Additional Information.

Table of Contents - Statement of Additional Information

INTRODUCTION

This Statement of Additional Information (“SAI”) contains further discussion of the Funds’ securities and investment techniques that are described in the Prospectus. The information contained in this document is intended solely for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of the Funds’ securities and investment techniques. Captions and defined terms in the SAI generally correspond to those captions and terms as defined in the Prospectus.

This SAI does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not lawfully be made. The delivery of the SAI at any time shall not imply that there has been no change in the affairs of the Funds since the date hereof.

GENERAL INFORMATION AND HISTORY

Keeley Funds, Inc. (the “Company”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company currently offers five different diversified series: The KEELEY Small Cap Value Fund (“Small Cap Value Fund”), the KEELEY Small Cap Dividend Value Fund (“Small Cap Dividend Value Fund”), the KEELEY Small-Mid Cap Value Fund (“Small-Mid Cap Value Fund”), the KEELEY Mid Cap Dividend Value Fund (“Mid Cap Dividend Value Fund”), and the KEELEY All Cap Value Fund (“All Cap Value Fund”) (each, a “Fund” and collectively, the “Funds”). The Company was incorporated in Maryland on April 6, 2005 and commenced operations on August 15, 2005. KEELEY Small Cap Value Fund, Inc., the predecessor to Small Cap Value Fund, was incorporated in Maryland on May 17, 1993, registered under the 1940 Act on July 27, 1993 and commenced operations on October 1, 1993. On December 31, 2007, KEELEY Small Cap Value Fund, Inc. was reorganized into a newly created series of the Company designated KEELEY Small Cap Value Fund.

Each Fund offers two share classes: Class A Shares and Class I Shares. In addition to the fact that Class I Shares do not have a sales load, Class A Shares and Class I Shares have different expenses and other characteristics, allowing investors to choose the class that best suits their needs. All shares of the Funds have equal voting and liquidation rights, and each share is entitled to one vote on any matters which are presented to shareholders.

INVESTMENT OBJECTIVES AND STRATEGIES

INVESTMENT OBJECTIVES

The investment objective of each Fund is to seek capital appreciation.

The investment objectives for Small Cap Value Fund, Small-Mid Cap Value Fund, Small Cap Dividend Value Fund, and Mid Cap Dividend Value Fund are not fundamental and can be changed by the Board of Directors without a vote of the shareholders. The investment objective for All Cap Value Fund is fundamental and cannot be changed by the Board of Directors without a vote of its shareholders.

INVESTMENT STRATEGIES

Small Cap Value Fund
Small Cap Value Fund seeks to achieve its investment objective by investing primarily in companies that have a relatively small market capitalization, which Keeley-Teton Advisors, LLC (the “Adviser”) defines as securities within the range of the Russell 2000® Value Index at the time of investment.  The market cap range of the index changes daily, and as a result, the capitalization of small cap companies in which the Fund invests will also change.  As of December 31, 2017, the market capitalization range of the index was approximately $1.8 million to $5.2 billion. The Fund has adopted a non-fundamental policy that, under normal market conditions, the Fund will have at least 80% of its net assets plus the amount of any borrowings invested in common stocks and other equity-type securities of companies of small capitalization. If the Fund changes that policy, it will give shareholders at least 60 days’ notice of the change. Other equity-type securities include preferred stock, convertible debt securities and warrants. Within this group of companies, the Fund will emphasize four basic categories. The first category is corporate spin-offs. The second category is companies involved in various types of corporate restructuring, including acquisitions, recapitalizations and companies emerging from bankruptcy. From time to time, the Fund may invest a significant portion of its net assets in these first two categories. The third category is conversions of savings & loan associations and insurance companies from mutual to stock companies. These conversions are usually under-valued in relation to their peer group. The fourth category encompasses event driven, special situations that may create enhanced opportunities through industry and/or corporate dislocation. Examples may include overall industry change or restructuring, the presence of undervalued assets, and corporate or management change. The Adviser believes that this strategy allows the Fund to purchase equity shares with above-average potential for capital appreciation at relatively favorable market prices. Current dividend or interest income is not a factor when choosing securities. As long as an investment continues to meet the Fund’s other criteria, the Fund may choose to hold such securities even if the company’s capitalization moves outside the Russell 2000® Value Index capitalization range. If less than 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in companies with a small market capitalization, the Fund will not invest in companies other than those with a small market capitalization until the 80% threshold is restored.

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Small Cap Dividend Value Fund
Small Cap Dividend Value Fund seeks to achieve its investment objective by investing primarily in companies that have a small market capitalization, which the Adviser defines as securities within the range of the Russell 2000 Value Index at the time of investment, and that currently pay or are reasonably expected to pay dividends to shareholders.  The market cap range of the index changes daily, and as a result, the capitalization of small cap companies in which the Fund invests will also change.  As of December 31, 2017, the market capitalization range of the index was approximately $1.8 million to $5.2 billion. The Adviser looks for stocks with sustainable, expected growth in earnings and dividends and attempts to buy them when they are temporarily out-of-favor or undervalued by the market. The Fund has adopted a non-fundamental policy that, under normal market conditions, the Fund will have at least 80% of its net assets plus the amount of any borrowings invested in “dividend-paying” (as referenced in the Prospectus) common stocks and other equity-type securities (including preferred stock, convertible debt securities and warrants) of companies of small capitalization. As long as an investment continues to meet the Fund’s other criteria, the Fund may choose to hold such securities even if the company’s capitalization moves outside the Russell 2000® Value Index capitalization range. If less than 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in companies with a small market capitalization, the Fund will not invest in companies other than those with a small market capitalization until the 80% threshold is restored.

Small-Mid Cap Value Fund
Small-Mid Cap Value Fund seeks to achieve its investment objective by investing primarily in companies that have a small or a mid-size market capitalization, which the Adviser defines as securities within the range of the Russell 2500® Value Index at the time of investment.  The market cap range of the index changes daily, and as a result, the capitalization of small and mid-cap companies in which the Fund invests will also change.  As of December 31, 2017, the market capitalization range of the index was approximately $1.8 million to $13.3 billion. The Fund has adopted a non-fundamental policy that under normal market conditions, it will have at least 80% of its net assets plus the amount of any borrowings invested in common stocks and other equity-type securities of companies of small or mid-size capitalization. If the Fund changes this policy, it will give shareholders at least 60 days’ notice of the change. Other equity-type securities include preferred stock, convertible debt securities and warrants. Within this group of companies, the Fund will emphasize four basic categories. The first category is corporate spin-offs. The second category is companies involved in various types of corporate restructuring, including acquisitions, recapitalizations, and companies emerging from bankruptcy. From time to time, the Fund may invest a significant portion of its net assets in these first two categories. The third category is conversions of savings & loan associations and insurance companies from mutual to stock companies. These conversions are usually under-valued in relation to their peer group. The fourth category encompasses event driven, special situations that may create enhanced opportunities through industry and/or corporate dislocation. Examples may include overall industry change or restructuring, the presence of undervalued assets, and corporate or management change. The Adviser believes that this strategy allows the Fund to purchase equity shares with above- average potential for capital appreciation at relatively favorable market prices. Current dividend or interest income is not a factor when choosing securities. As long as an investment continues to meet the Fund’s other criteria, the Fund may choose to hold such securities even if the company’s capitalization moves outside the Russell 2500® Value Index capitalization range. If less than 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in companies with a small or a mid-sized market capitalization, the Fund will not invest in companies other than those with a small or a mid-sized market capitalization until the 80% threshold is restored.

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Mid Cap Dividend Value Fund
Mid Cap Dividend Value Fund seeks to achieve its investment objective by investing primarily in companies that have a mid-size market capitalization, which the Adviser defines as securities within the range of the Russell Midcap Value Index at the time of investment, and that currently pay or are reasonably expected to pay dividends to shareholders.  The market cap range of the index changes daily, and as a result, the capitalization of mid-cap companies in which the Fund invests will also change.  As of December 31, 2017, the market capitalization range of the index was approximately $111.5 million to $33.9 billion. The Adviser looks for stocks with sustainable, expected growth in earnings and dividends and attempts to buy them when they are temporarily out-of-favor or undervalued by the market. The Fund has adopted a non-fundamental policy that, under normal market conditions, the Fund will have at least 80% of its net assets plus the amount of any borrowings invested in “dividend-paying” (as defined in the Prospectus) common stocks and other equity-type securities (including preferred stock) of companies of mid-size capitalization. As long as an investment continues to meet the Fund’s other criteria, the Fund may choose to hold such securities even if the company’s capitalization moves outside the Russell Midcap® Value Index capitalization range. If less than 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in companies with a mid-size market capitalization, the Fund will not invest in companies other than those with a mid-size market capitalization until the 80% threshold is restored.

All Cap Value Fund
All Cap Value Fund seeks to achieve its investment objective by investing primarily in common stocks and other equity securities, including preferred stock, convertible debt securities and warrants of companies of any size capitalization. The Fund will emphasize four basic categories. The first category is corporate spin-offs. The second category is companies involved in various types of corporate restructuring, including acquisitions, recapitalizations, and companies emerging from bankruptcy. From time to time, the Fund may invest a significant portion of its net assets in these first two categories. The third category is conversions of savings & loan associations and insurance companies from mutual to stock companies. These conversions are usually under-valued in relation to their peer group. The fourth category encompasses event driven, special situations that may create enhanced opportunities through industry and/or corporate dislocation. Examples may include overall industry change or restructuring, the presence of undervalued assets, and corporate or management change. The Adviser believes that this strategy allows the Fund to purchase equity shares with above-average potential for capital appreciation at relatively favorable market prices. Current dividend or interest income is not a factor when choosing securities.

INVESTMENT POLICIES AND RISK CONSIDERATIONS

EQUITY SECURITIES

Each of the Funds invests in common stocks, which represent an equity interest (ownership) in a business. This ownership interest often gives the Funds the right to vote on measures affecting the company’s organization and operations. The Funds also invest in other types of equity securities, including preferred stocks and securities convertible into common stocks (discussed below). Over time, common stocks historically have provided superior long-term capital growth potential. However, stock prices may decline over short or even extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. As a result, the Funds should be considered long-term investments, designed to provide the best results when held for several years or more. The Funds may not be suitable investments if you have a short-term investment horizon or are uncomfortable with an investment whose value is likely to vary substantially.

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SMALL-CAP AND MID-CAP EQUITY SECURITIES

The Funds may invest in common stocks of smaller capitalization companies. The Funds’ investments in smaller capitalization stocks can involve greater risk than customarily is associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, markets or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies. In addition, transaction costs in stocks of smaller capitalization companies may be higher than those of larger capitalization companies.

Because the Funds invest in stocks of issuers with smaller market capitalization, each can be expected to have more difficulty obtaining information about the issuers or valuing or disposing of its securities than it would if it were to concentrate on more widely held stocks.

DEBT SECURITIES

The Funds may invest in debt securities of corporate and governmental issuers that are “investment grade” securities (securities within the four highest grades (AAA/Aaa to BBB/Baa)) assigned by Standard and Poor’s Corporation (“S&P”) or Moody’s Investor Services, Inc. (“Moody’s”).

The risks inherent in debt securities depend primarily on the term and quality of the obligations in a Fund’s portfolio as well as on market conditions. In general, a decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities.

MONEY MARKET INSTRUMENTS

The Funds may invest their assets in high-quality money market instruments on an ongoing basis to provide liquidity.

CONVERTIBLE SECURITIES

The Funds may invest in convertible securities. Convertible securities may include corporate notes or preferred stock, but are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.

Convertible securities generally rank senior to common stock in an issuer’s capital structure and may entail less risk of declines in market value than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

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RIGHTS AND WARRANTS

The Funds may invest in warrants and rights (other than those acquired in units or attached to other securities), which entitle the purchaser to buy equity securities at a specific price for a specific period of time. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

AMERICAN DEPOSITARY RECEIPTS (“ADRs”)

The Funds may invest in ADRs, which are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert an ADR into the underlying foreign security and vice versa, which may cause the security of the foreign company to trade at a discount or premium to the market price of the related ADR. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

FOREIGN SECURITIES

Each Fund may invest in securities of foreign issuers. The Funds do not consider ADRs and securities traded on a U.S. exchange to be foreign. Nevertheless, the Funds may have risk to foreign investments, as the securities of many companies in which the Funds invest may have significant exposure to foreign markets as a result of the company’s products or services in those foreign markets. As a result, the domicile and/or the markets in which a company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold. Investment in foreign securities may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. To the extent positions in portfolio securities are denominated in foreign currencies, a Fund’s investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall.

Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, which are generally denominated in foreign currencies, involve certain risk considerations not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less publicly available information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protection applicable to foreign sub-custodial arrangements. Also, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions. In addition, other adverse political, social, regulatory, geographic or diplomatic developments that could affect investment in these nations, including war; acts of terrorism; ethnic, religious or racial conflicts; the imposition of regulatory barriers; adverse weather; and natural disasters.

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UNSEASONED ISSUERS

Each Fund may invest its net assets in the securities of “unseasoned issuers,” defined as those issuers that, together with their predecessors, have been in operation for less than three years. The Adviser believes that investing in securities of unseasoned issuers may provide opportunities for long-term capital growth. Because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources, the risks of investing in such securities are greater than with common stock of more established companies.

ILLIQUID SECURITIES

Each Fund may invest up to 15% of its net assets in securities for which there is no ready market (“illiquid securities”), including, but not limited to, those securities that are not readily marketable because they are restricted securities. Restricted securities are securities that have not been registered under the Securities Act of 1933 and are thus subject to restrictions on resale. Under the supervision of the Board of Directors, the Adviser determines the liquidity of each Fund’s investments. Securities that may be sold pursuant to Rule 144A under the Securities Act of 1933 may be considered liquid by the Adviser. A position in restricted securities might adversely affect the liquidity and marketability of a portion of a Fund’s portfolio, and a Fund might not be able to dispose of its holdings in such securities promptly or at reasonable prices. In those instances where a Fund is required to have restricted securities held by it registered prior to sale by the Fund and the Fund does not have a contractual commitment from the issuer or seller to pay the costs of such registration, the gross proceeds from the sale of securities would be reduced by the registration costs and underwriting discounts.

REAL ESTATE INVESTMENT TRUSTS

The Funds may invest in real estate investment trusts (“REITs”). Although the Funds will not invest directly in real estate, the Funds may invest in equity securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in REITs is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; changes in interest rates; and acts of terrorism, war or other acts of violence. To the extent that assets underlying the REITs’ investments are concentrated geographically, by property type or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs also are subject to the possibilities of failing to qualify for tax-free pass-through of net income and realized gains under the Internal Revenue Code of 1986, as amended (the “Code”), and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

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Investing in REITs involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed-income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. In addition, the value of such securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers of mortgage-related securities owned by the Funds. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy.

REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements, which are agreements pursuant to which a Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a Fund’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the custodian will hold the securities underlying the repurchase agreement at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.

EXCHANGE-TRADED FUNDS (“ETFs”) AND EXCHANGE-TRADED NOTES (“ETNs”)

The Funds may invest in ETFs and ETNs, subject to the limits set forth in their investment restrictions. See “Investment Restrictions” below. ETFs are registered investment companies with a stated investment objective and are subject to various investment policies and restrictions. An investment in an ETF generally presents the same primary risks as an investment in a conventional open-end fund that has the same investment objectives, strategies and policies. ETNs are senior, unsecured, unsubordinated debt securities. They are designed to provide investors with a way to access the returns of market benchmarks or strategies. ETNs are not ETFs, but they do share several characteristics. For example, they trade on an exchange, can be shorted and they are linked to the return of a benchmark index.

The Adviser generally expects to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases, the Funds will pay customary brokerage commissions for each purchase and sale. A Fund also may acquire shares of an ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF’s custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a “creation unit.” Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may be redeemed in-kind for a portfolio of the underlying securities (based on the ETF’s net asset value (“NAV”)) together with a cash payment generally equal to accumulated dividends as of the date of redemption. The Funds may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units, if the Adviser believes it is in a Fund’s interest to do so.

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Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks, including: (1) the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market, or discrepancies between the ETF and the index with respect to the weighting of securities or number of stocks held; (3) an ETF also may be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s NAV.

There is a risk that ETFs may terminate due to extraordinary events. For example, any of the service providers to the ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, the ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If those licenses are terminated, the respective ETFs also may terminate. In addition, an ETF may terminate if its net assets fall below a certain amount.

The Funds’ investments in ETNs are subject to issuer credit risk. For example, if the credit rating of the issuer of the ETN is downgraded, a Fund’s investment may drop in value, even if no change in value has occurred in the underlying index. In addition, in a default situation involving an ETN, it is possible that a Fund could lose its principal investment.

Although the Adviser believes that in the event of the termination of an ETF they will be able to invest in shares of an alternate ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate ETF would be available for investment at that time.

BUSINESS DEVELOPMENT COMPANIES (“BDCs”)

The Funds may invest in BDCs to the extent permitted by applicable law or the Funds’ respective fundamental and non-fundamental investment restrictions. BDCs are a type of closed-end investment company that typically invest in and lend to small- and medium-sized private and certain public companies that may not have access to public equity markets to raise capital. BDCs are unique in that at least 70% of their investments must be made in private and certain public U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. Closed-end investment companies and BDCs are not taxed on income distributed to their shareholders, provided they comply with the applicable requirements of the Code.

As a shareholder of another investment company, a Fund will bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operation. However, BDCs are akin to operating companies in that their expenses are not direct expenses paid by fund shareholders and are not used to calculate the fund’s net asset value. SEC rules nevertheless require that any expenses incurred by a BDC be included in a fund’s expense ratio as “Acquired Fund Fees and Expenses.” The expense ratio of a Fund that holds a BDC will thus overstate what the Fund actually spends on portfolio management, administrative services, and other shareholder services by an amount equal to these Acquired Fund Fees and Expenses. Acquired Fund Fees and Expenses are not included in a Fund’s financial statements, which provide a clearer picture of a fund’s actual operating expenses.

MASTER-LIMITED PARTNERSHIPS (“MLPs”)

The Funds may invest in MLPs, subject to the limits set forth in their investment restrictions. MLPs are limited partnerships registered with the Securities and Exchange Commission (“SEC”) that issue units publicly traded on a securities exchange or in the over-the-counter market. An MLP consists of one or more general partners who manage the MLP and one or more limited partners who contribute capital. Generally, limited partners are not involved in the day-to-day management of an MLP.

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An investment in an MLP generally is subject to the risks applicable to investing in a partnership and may offer investors fewer protections than an investment in a corporation. Investments in MLPs involve risks that differ from investments in common stocks, including, among others, greater illiquidity risks and risks related to limited control and limited voting rights. Additionally, MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of large companies.

MLPs often are pass-through entities or businesses that are taxed at the unitholder level and generally are not subject to federal or state income tax at the entity level. Annual income, gains, losses, deductions and credits of an MLP pass through directly to its unitholders. Net income from an interest in a “qualified publicly traded partnership,” which many MLPs are treated as for federal tax purposes, is qualifying income for an entity such as a Fund that is a regulated investment company. Although unitholders of an MLP generally are limited in their liability, an MLP’s creditors may have the right to seek the return of distributions made to the MLP’s unitholders if that liability arose before the distributions were paid. This liability may stay attached to the unitholder even after the units are sold.

CYBERSECURITY

The Funds, like all companies, may be susceptible to operational and information security risks. Cyber security failures or breaches of the Funds or their service providers or the issuers of securities in which the Funds invest, all have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Funds and their shareholders could be negatively impacted as a result.

GOVERNMENT INTERVENTION IN FINANCIAL MARKETS

Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region may adversely affect companies in a different country or region. In the past, instability in the financial markets has led governments and regulators around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds.

Voters in the United Kingdom voted to leave the European Union (“Brexit”). As a result of this decision, the financial markets experienced high levels of volatility and it is likely that, in the near term, Brexit will continue to bring about higher levels of uncertainty and volatility. It is possible, that certain economic activity will be curtailed until some signs of clarity begin to emerge, including negotiations around the terms for United Kingdom’s exit out of the European Union.

Change in Presidential Administration. In addition to the risks discussed above, the change in presidential administration could significantly impact the regulation of U.S. financial markets. Areas subject to potential change, amendment or repeal include the Dodd-Frank Act, including the Volcker Rule and various swaps and derivatives regulations, the authority of the Federal Reserve and FSOC, and renewed proposals to separate banks’ commercial and investment banking activities. Other potential changes that could be pursued by the new presidential administration could include the United States’ withdrawal from, or attempt to renegotiate, various trade agreements or the taking of other actions that would change current trade policies of the United States. It is not possible to predict which, if any, of these actions will be taken or, if taken, their effect on the economy, securities markets or the financial stability of the United States. A Fund may be affected by governmental action in ways that are not foreseeable.

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INVESTMENT RESTRICTIONS

Each Fund has adopted certain investment restrictions. Unless otherwise noted, whenever an investment restriction states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, such percentage restriction will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, total assets, or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment limitations.

FUNDAMENTAL INVESTMENT RESTRICTIONS

Each Fund has adopted the following fundamental investment restrictions, which cannot be changed without the approval of the holders of the lesser of (i) 67% of the Fund’s shares present or represented at a shareholders’ meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund:

1.
With respect to 75% of the Fund’s net assets, the Fund will not invest more than 5% of such net assets (valued at the time of investment) in securities of any one issuer, except in U.S. government obligations.

2.	With respect to 75% of the Fund’s net assets, the Fund will not acquire securities of any one issuer which at the time of investment represent more than 10% of the voting securities of the issuer.

3.
The Fund will not act as an underwriter or distributor of securities other than its own capital stock, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale.

4.	The Fund will not lend money, but this restriction shall not prevent the Fund from investing in (i) a portion of an issue of debt securities or (ii) repurchase agreements.

5.
The Fund will not purchase or sell real estate, interests in real estate or real estate limited partnerships, although it may invest in marketable securities of issuers that invest in real estate or interests in real estate.

6.	The Fund will not pledge any of its assets, except to secure indebtedness permitted by the Fund’s investment restrictions.

7.
The Fund will not concentrate its investments by investing 25% or more of the value of the Fund’s total assets taken at market value at the time of the investment (other than U.S. government securities) in companies of any one industry.

8.
The Fund will not borrow, except that the Fund may borrow from banks as a temporary measure amounts up to 10% of its total assets, provided that (i) the total of reverse repurchase agreements and such borrowings will not exceed 10% of the Fund’s total assets and (ii) the Fund will not purchase securities when its borrowings (including reverse repurchase agreements) exceed 5% of total assets. The Fund does not currently intend to enter into reverse repurchase agreements.

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9.
The Fund will not purchase and sell commodities or commodity contracts except that it may enter into forward contracts to hedge securities transactions made in foreign currencies. This limitation does not apply to financial instrument futures and options on such futures.

10.	The Fund will not issue senior securities, except for reverse repurchase agreements and borrowings as permitted by the Fund’s other investment restrictions.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

In addition to the fundamental restrictions listed above, the Funds have adopted the following non-fundamental restrictions, which may be changed by the Board of Directors without shareholder approval:

1.
The Fund will not acquire securities of other investment companies except (i) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, or (ii) where the acquisition results from a dividend or a merger, consolidation or other reorganization. In addition to this investment restriction, the 1940 Act provides that the Fund may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Fund’s assets (valued at time of investment) in all investment company securities purchased by the Fund.

2.	The Fund will not invest more than 15% of its net assets in securities for which there is no ready market (including restricted securities and repurchase agreements maturing in more than seven days).

In addition, Small Cap Value Fund, Small-Mid Cap Value Fund and All Cap Value Fund have adopted the following additional non-fundamental restrictions, which may be changed by the Board of Directors without shareholder approval:

1.
The Fund will not participate in a joint trading account, purchase securities on margin (other than short-term credits as necessary for the clearance of purchases and sales of securities) or sell securities short (unless the Fund owns an equal amount of such securities, or owns securities that are convertible or exchangeable without payment of further consideration into an equal amount of such securities). The Fund does not currently intend to sell securities short even under the conditions described in the list of fundamental investment restrictions above.

2.	The Fund will not invest for the purpose of exercising control or management of any company.

3.
The Fund will not invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in marketable securities of issuers engaged in oil, gas or mineral exploration.

“NAMES RULE” INVESTMENTS

As stated above, and in accordance with Rule 35d-1 under the 1940 Act (the “names rule”), each Fund (except All Cap Value Fund) has adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in securities suggested by the name of the Fund, as follows:

•	Small Cap Value Fund will invest in common stocks and other equity-type securities of small cap companies.
•
Small Cap Dividend Value Fund will invest in “dividend-paying” (as referenced in the Prospectus) small market capitalization common stocks and other equity-type securities (including preferred stock, convertible debt securities and warrants) of such companies.

•	Small-Mid Cap Value Fund will invest in common stocks and other equity-type securities of small and mid-cap companies.

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•
Mid Cap Dividend Value Fund will invest in “dividend-paying” (as defined in the Prospectus) mid-size market capitalization common stocks and other equity-type securities (including preferred stock) of such companies.

Each Fund may make additional commitments more restrictive than the restrictions listed above so as to permit the sale of shares of the Fund in certain states. Should a Fund determine that a commitment is no longer in the best interest of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.

TEMPORARY DEFENSIVE MEASURES

The investments and strategies described above are those that are used under normal conditions. During adverse economic, market or other conditions, a Fund may assume temporary defensive positions, such as investing up to 100% of its assets in investments that would not ordinarily be consistent with the Fund’s objective, including cash and cash equivalents. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. The Funds cannot guarantee that they will achieve their investment goal when adopting a temporary defensive investment position.

PORTFOLIO TURNOVER

Each Fund calculates portfolio turnover rate by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal period by the monthly average of the value of portfolio securities owned by the Fund during the fiscal period. A 100% portfolio turnover rate would occur, for example, if all of the portfolio securities (other than short-term securities) were replaced once during the fiscal period. Portfolio turnover rates will vary from year to year, depending on market conditions. Increased portfolio turnover may result in greater brokerage commissions.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds have adopted a policy that they will disclose publicly Fund portfolio holdings (other than to rating agencies and third-party service providers) only when that information is filed with the SEC or sent to shareholders pursuant to annual, semi-annual or quarterly reports. In most cases, this information will be filed with the SEC sixty days after the date of public disclosure. Information may be sent to shareholders earlier than sixty days after its date, but in such cases, the information will be sent to all shareholders at the same time. Each Fund discloses holdings on a monthly basis to certain rating and ranking organizations, including: Standard & Poor’s, Bloomberg, Thomson Financial, Lipper, Morningstar, Factset and other similar organizations. Each Fund discloses its holdings on a quarterly basis to Vickers. The Funds have no special agreements with the rating and ranking organizations that require they keep the information provided to them confidential or that impose restrictions on them with respect to trading based on the disclosure of such information. No information is released until it is at least 45 days old and all information is sent to all parties at the same time. Each Fund may disclose portfolio information to the Fund’s third-party service providers, without lag, as part of the Fund’s normal investment activities. Third-party service providers receive portfolio holdings information more frequently than this information is filed with the SEC or sent to shareholders, when there is a legitimate business purpose for such disclosure. These third-party service providers include U.S. Bancorp Fund Services, LLC (“U.S. Bancorp” or the “Administrator”), the Funds’ administrator, transfer agent, and fund accountant; U.S. Bank N.A. (the “Custodian”), the Funds’ custodian and securities lending agent; IDC, the Funds’ pricing service; PricewaterhouseCoopers LLP (“PwC”), the Funds’ independent registered public accountant; and Paul Hastings LLP, the Funds’ counsel.

The Funds’ contracts with the administrator, transfer agent, fund accountant, and custodian include provisions that require they treat all information that they receive from each Fund as confidential, not use that information for any purpose other than to perform their obligations under their contracts with the Funds, and not disclose that information to any third-party without written authorization from each Fund or pursuant to court order.

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The Funds’ Chief Compliance Officer (“CCO”) reviews the policies and procedures of the Funds’ third-party service providers to ensure that their policies and procedures restrict trading based on information they receive from clients, and provide for confidential handling of client information. Under the Company’s policies, no one has authority to make any other disclosure of portfolio information. Officers and directors of the Company, the Adviser, and officers of G.distributors, LLC (the “Distributor”) who are also officers of the Company or the Adviser, of necessity have access to information about a Fund and its investments, including its portfolio holdings, but the Company and the Funds’ Adviser, Distributor have adopted policies and procedures to prevent the unfair use by them of nonpublic information. The Company’s code of ethics also prohibits access persons (who include officers and directors of the Company) from buying and selling securities which a Fund is buying or selling or considering buying or selling, except with the prior approval of the President of the Company or his designee.

Personal trading information is compiled and reviewed monthly by the CCO and/or his designee. It is against the policy of the Company for the Company or its Adviser to receive compensation for the disclosure of portfolio holdings information. The portfolio holdings disclosure policy of the Company has been approved by the Funds’ Board of Directors and, under the Company’s procedures, may only be changed with approval from the Board of Directors.

MANAGEMENT OF THE FUNDS

GENERAL

The Company is governed by a Board of Directors (the “Board”), which has overall management responsibility for the Company and the Funds and provides oversight of the management of each Fund’s business affairs.  The Directors establish procedures and oversee and review the performance of the Adviser, Distributor, and others who perform services for the Company.

The Board is composed of nine Directors, seven of whom (Laura D. Alter, Anthony S. Colavita, James P. Conn, Jerome J. Klingenberger, Sean Lowry, Michael J. Melarkey and Kuni Nakamura) are not “interested” Directors, as such term is defined in the 1940 Act (each, an “Independent Director”), and two of whom (Nicholas F. Galluccio and Kevin M. Keeley) are interested persons of the Company.  Mr. Galluccio is considered an “interested person” of the Company because of his role as President and Chief Executive Officer of Teton Advisors, Inc. (“Teton”), the parent company of the Adviser, and Mr. Keeley is considered an “interested person” of the Company because of his role as Executive Chairman of the Adviser.

Company officers and the administrator are responsible for the day-to-day operations of the Funds. The Adviser is responsible for investment management of the Funds under an investment advisory agreement. The Company, the Adviser and the Distributor each have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. Those Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds.

COMMITTEES

The Board has established an Audit Committee in connection with its governance of the Funds..

The Company’s Audit Committee consists of three members: Messrs. Klingenberger (Chairman) and Nakamura and Ms. Alter, who are Independent Directors.  The Audit Committee operates pursuant to a Charter, which sets forth that the function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control and it is the independent registered public accounting firm’s responsibility to plan and carry out a proper audit.  The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and practices of the Company, its internal controls, and as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Company’s financial statements and the audit thereof and to act as a liaison between the Board and the Company’s independent registered public accounting firm.  During the Company’s fiscal year ended September 30, 2017, the Audit Committee met four times.

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BOARD LEADERSHIP STRUCTURE

Each Director was appointed to serve on the Board of Directors because of his or her experience, skills and qualification (please see the section “Experience of Directors” below). Mr. Nicholas Galluccio and Mr. Kevin Keeley each will serve as a Co-Chairman of the Board. Mr. James Conn will serve as Lead Independent Director. The Board of Directors believes that its leadership structure is appropriate in light of the size of the Company and the nature of its business, and is consistent with industry practices. In particular:

Board Composition. The Board of Directors believes that having a majority of its Directors be Independent Directors is appropriate and in the best interest of the Company’s shareholders. Nevertheless, the Directors also believe that having interested persons serve on the Board brings a corporate and financial viewpoint that is, in the Board’s view, a crucial element in the Directors’ decision-making process.

BOARD OVERSIGHT OF FUND RISK

Each Fund is subject to a number of risks, including operational, investment and compliance risks.  The Board, directly and through its Committees, as part of its oversight responsibilities, oversees the services provided by the Adviser in connection with the management and operations of a Fund, as well as their associated risks.

The Board has not established a standing risk committee. Rather, the Board requires the Adviser to report to the Board, on a regular and as-needed basis, on actual and possible risks to the Company as a whole.  The Adviser reports to the Board on the various elements of risk that have affected, or that may affect, the business of the Company, including investment risk, credit risk, liquidity risk and operational risk, as well as the overall business risk relating to the Funds, including based upon industry norms.

Under the oversight of the Board, the Company, the Adviser and other service providers have adopted policies, procedures and controls to address these risks.  The Board, directly and through its Committees, receives and reviews information from the Adviser, other service providers, the Company’s independent registered public accounting firm, and counsel to the Funds and Independent Directors to assist it in its oversight responsibilities.  This information includes, but is not limited to, reports regarding a Fund’s investments, including performance and investment practices, valuation of portfolio securities and compliance.

Additionally, the Board has appointed a Chief Compliance Officer (“CCO”), who reports directly to the Board’s Independent Directors and who provides presentations to the Board at its quarterly meetings, in addition to presenting an annual report to the Board in accordance with the Funds’ compliance policies and procedures and the rules under the 1940 Act.  The CCO regularly discusses the relevant risk issues affecting the Company during private meetings with the Independent Directors.  The CCO also provides the Board with updates on the application of the Funds’ compliance policies and procedures and how these procedures are designed to mitigate risk.  Finally, the CCO reports to the Board immediately in-between Board meetings in case any problems arise relating to the Funds’ compliance policies and procedures that could expose (or that might have the potential to expose) the Funds to risk.

DIRECTORS AND OFFICERS

Information about the Directors and officers of the Company is set forth in the table below.  The table includes, for each Director, the term of office and length of time served, principal occupations during at least the past five years, the number of portfolios overseen in the Fund Complex (which includes all U.S. registered investment management companies for which Keeley-Teton or its affiliates currently serves as an investment adviser) and other directorships held, if any, and for each officer of the Company, positions held, their terms of office and length of time served, and their principal business occupations during at least the past five years.  Officers of the Company are appointed by the Board and serve at the pleasure of the Board.

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Name and Year of Birth	Position(s) Held with Each Fund	Term of Office(4) and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Portfolios Overseen Within Fund Complex	Other Directorships Held Outside the Fund Complex
Independent Directors*
Laura D. Alter 1960	Director	Since 2014	Retired since 2010; previously, Managing Director and, Senior Partner of Fixed Income, Harris Investments (1994-2010); Fund Manager for Harris Insight family of funds (1994-2010)	5	None
Anthony S. Colavita(1) 1961	Director	Since 2017	Attorney, Anthony S. Colavita, P.C. (1988-present).	17	None
James P. Conn 1938	Director	Since 2017	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings, Ltd. (1992-1998)	27	None
Jerome J. Klingenberger 1955	Director	Since 1999	Executive Vice President and Chief Financial Officer (since 2006) of Grayhill, Inc. (human interface solutions)	5	None
Sean Lowry 1953	Director	Since 1999	Retired since 2015; formerly, Executive Vice President, Pacor Mortgage Corp. (1992-2015)	5	None
Michael J. Melarkey 1949	Director	Since 2017	Of Counsel in the law firm of McDonald Carano Wilson LLP; previously partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie (1980-2015)	23	Southwest Gas Corporation (natural gas utility)
Kuni Nakamura 1968	Director	Since 2017	President (since 1990) of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	33	None

Interested Directors and Officers*
Name and Year of Birth	Position(s) Held with Each Fund	Term of Office(4) and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Portfolios Overseen Within Fund Complex	Other Directorships Held Outside the Fund Complex
Nicholas Galluccio(2) 1950	Co- Chairman and Director	Co-Chairman and Director since 2017	President and Chief Executive Officer of Teton Advisors, Inc. (since 2008).	5

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Kevin M. Keeley(3) 1967	Co-Chairman, Director and President	Co-Chairman and Director since 2017; President since 2015	Executive Chairman of Keeley-Teton Advisors, LLC (since 2017); President (2015-2017) and Executive Vice President (2010-2015) of Joley Corp.; President (2015-2017) and Executive Vice President (2010-2015) of Keeley Holdings, Inc.; President of Keeley Asset Management Corp. (2015- 2017); Senior Vice President of Keeley Asset Management Corp. and Keeley Investment Corp. (2010-2015).	5

Officers*
Name and Year of Birth	Position(s) Held with each Fund	Term of Office(4) and Length of Time Served	Principal Occupation(s) During the Past Five Years
Kevin Chin 1965	Vice President	Since 2015
Chief Investment Officer and Portfolio
Manager of Keeley-Teton Advisors, LLC
(since 2017); Chief Investment Officer of
Keeley Asset Management Corp. (2015-
2017); Senior Vice President, Portfolio
Manager of Keeley Asset Management
Corp. (2013-2017).

Robert M. Kurinsky 1972	Treasurer, Secretary and Chief Legal Officer	Treasurer since 2007, Secretary since 2006 and Chief Legal Officer since 2008
President and Chief Operating Officer of
Keeley-Teton Advisors, LLC (since 2017);
Treasurer and Secretary of Joley Corp.;
Treasurer and Secretary of Keeley
Holdings, Inc.; Secretary, Treasurer, Chief
Financial Officer and General Counsel of
Keeley Asset Management Corp.;
Secretary, Treasurer, Chief Financial
Officer and General Counsel of Keeley
Investment Corp.

Deanna Marotz 1965	Chief Compliance Officer	Since 2015
Chief Compliance Officer of Keeley-Teton
Advisors, LLC and Teton Advisors, Inc.
(since 2017); Chief Compliance Officer of
Keeley Asset Management Corp. (2015-
2017); previously, Chief Compliance Officer
of Invesco PowerShares Capital
Management LLC (2008-2015).

David M. Goldman 1973	Assistant Secretary	Since 2017
Secretary of Keeley-Teton Advisors, LLC
(since 2017); Chief Compliance Officer and
General Counsel of Teton Advisors, Inc.
(2011-2017); Vice President, Corporate
Development and General Counsel of
Gabelli Funds, LLC (since 2011)

*	The business address of the Directors and officers listed above is the address of the Company: 111 West Jackson Boulevard, Suite 810, Chicago, Illinois 60604.

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(1)	Mr. Colavita’s father, Anthony J. Colavita, serves as a director of several funds which are part of the Fund Complex.
(2)	Nicholas Galluccio is considered an interested person of the Company because of his position as President and Chief Executive Officer of Teton.
(3)	Kevin M. Keeley is considered an interested person of the Company because of his position as Executive Chairman of Keeley-Teton.
(4)	Each Director serves an indefinite term until the election of a successor. Each officer serves an indefinite term, renewed annually, until the election of a successor.

EXPERIENCE OF DIRECTORS

The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Director contribute to the Board’s diversity of experiences and bring a variety of complementary skills.  It is the Directors’ belief that this allows the Board, as a whole, to oversee the business of the Company in a manner consistent with the best interests of the Company’s shareholders.

The following summary outlines each Director’s experience, qualifications, attributes and skills that lead to the conclusion that each Director should serve as a Director of the Funds.

Laura D. Alter

Ms. Alter has more than 25 years of experience in the investment management industry. She previously served as the Senior Partner and Managing Director of Fixed Income Management for Harris Investments. Prior to her work with Harris, she was a senior portfolio manager for another investment management firm. Ms. Alter holds a BA from Northwestern University and an MBA from the University of Chicago. The Board concluded that Ms. Alter is suitable to act as director of the Funds because of her academic background and her extensive investment management experience.

Anthony S. Colavita

Mr. Colavita has been a practicing attorney with Anthony S. Colavita, P.C. since February 1988.  Mr. Colavita serves on the boards of other funds in the Fund Complex.  Mr. Colavita has been Town Supervisor of the Town of Eastchester, New York since January 2004, with responsibilities for the review, adoption and administration of a $36 million budget.  He has also served as a board member for multiple not-for-profit corporations and was previously counsel to the New York State Senate.  Additionally, Mr. Colavita was an Eastchester Town Councilman from 1998 to 2003.  He has been active on the boards of several community based programs.  Mr. Colavita received his Bachelor’s degree from Colgate University and Juris Doctor from Pace University School of Law.  The Board concluded that Mr. Colavita is suitable to act as director of the Funds because of his professional background, board experience and extensive investment management experience.

James P. Conn

Mr. Conn serves on various board committees for other funds in the Fund Complex.  He was a senior business executive of an insurance holding company for much of his career, including service as Chief Investment Officer.  Mr. Conn has been a director of several public companies in banking and other industries, and was lead Director and/or Chair of various committees.  He received his Bachelor’s degree in Business Administration from Santa Clara University.  The Board concluded that Mr. Conn is suitable to act as director of the Funds because of his education, professional background and investment management experience.

Nicholas F. Galluccio

Mr. Galluccio is President and Chief Executive Officer of Teton Advisors, Inc., a multi-strategy asset management company, and is portfolio manager of the TETON Westwood SmallCap Equity Fund and TETON Westwood Mid-Cap Equity Fund.  Mr. Galluccio joined Teton in 2008, after a 25-year career at Trust Company of the West (TCW), where he was Group Managing Director, U.S. Equities, and led the investment team for the TCW SmallCap Value Added and TCW MidCap Value Opportunities equity strategies.  He was senior portfolio manager and co-managed both strategies since their inception. Prior to TCW, he was with Lehman Brothers Kuhn Loeb, where he was a security analyst specializing in the semiconductor industry.  Prior to Lehman Brothers, Mr. Galluccio was a staff writer for Forbes magazine.  Mr. Galluccio holds an M.B.A. from Columbia Business School and an M.A. from Columbia University and a B.A. from the University of Hartford.  He serves on the University of Hartford Board of Regents and on the Executive Advisory Board of the Columbia Business School Program for Financial Studies.  The Board concluded that Mr. Galluccio is suitable to act as a Director of the Funds because of his extensive investment management experience and his long-tenured positions in the asset management industry, particularly with Teton and TCW.

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Kevin M. Keeley

Mr. Keeley has more than 25 years of experience in management and marketing, having served as President of the Funds’ predecessor adviser, Keeley Asset Management Corp. (“KAMCO”).  He also serves as an officer and director of the Keeley Family Foundation.  He spent 6 years as Qwest Communications International, Inc. (CenturyLink) as a National Sales Manager.  Mr. Keeley holds a B.A. from Indiana University.  The Board concluded that Mr. Keeley is suitable to act as a Director of the Funds because of his extensive investment management experience and his long-tenured positions in the asset management industry, particularly with KAMCO.

Jerome J. Klingenberger

Mr. Klingenberger is a Certified Public Accountant. Mr. Klingenberger served as an auditor for a public accounting firm and his clients included publicly traded companies. Mr. Klingenberger holds a BBA in Accountancy from the University of Notre Dame and an MBA from the University of Chicago. Mr. Klingenberger has served as a member of the Board since 1999 and had previously served as its Independent Chair for the past decade. The Board concluded that Mr. Klingenberger is suitable to act as director of the Funds because of his academic experience, work experience and financial reporting experience.

Sean Lowry

In 2015, Mr. Lowry retired from his position as Executive Vice President for Pacor Mortgage, a mortgage business where he worked for 23 years. Mr. Lowry served as the managing director for trading operations at the Chicago Board Options Exchange (“CBOE”) from 1985 to 1992. Mr. Lowry worked as an independent trader at the CBOE from 1975 to 1981 and served on several options-related committees. Mr. Lowry has served as a member of the Board since 1999. The Board concluded that Mr. Lowry is suitable to act as director of the Funds because of his understanding of the financial services industry and of his prior and current work experience.

Michael J. Melarkey

Mr. Melarkey, after more than 40 years’ of experience as an attorney specializing in business, estate planning, and gaming regulatory work, recently retired from the active practice of law, and is of counsel to the firm of McDonald Carano and Wilson in Reno, Nevada.  Mr. Melarkey serves on board committees with respect to other funds in the Fund Complex.  He is currently Chairman of the Board of Southwest Gas Corporation and serves on its Nominating, Corporate Governance, and Compensation Committees.  Mr. Melarkey acts as a trustee and officer for several private charitable organizations, including as a trustee of The Bretzlaff Foundation and Edwin L. Wiegand Trust.  He is an officer of a private oil and gas company.  Mr. Melarkey received his Bachelor’s degree from the University of Nevada, Reno, Juris Doctor from the University of San Francisco School of Law, and Masters of Law in Taxation from New York University School of Law.  The Board concluded that Mr. Melarkey is suitable to act as director of the Funds because of his extensive business and investment management experience.

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Kuni Nakamura

Mr. Nakamura is the President of Advanced Polymer, Inc., a chemical manufacturing company, and President of KEN Enterprises, Inc., a real estate company.  He serves on board committees with respect to other funds in the Fund Complex.  Mr. Nakamura was previously a board member of The LGL Group, Inc., a diversified manufacturing company.  Mr. Nakamura serves on the Board of Trustees of Mercy College in Dobbs Ferry, NY.  He is also involved in various capacities with The University of Pennsylvania and The Guiding Eyes for the Blind.  Mr. Nakamura is a graduate of the University of Pennsylvania – The Wharton School with a Bachelor’s degree in Economics and Multinational Management.  The Board concluded that Mr. Nakamura is suitable to act as director of the Funds because of his academic experience, his work experience and his financial background.

DIRECTOR COMPENSATION

As of December 31, 2017, the dollar range of equity securities owned beneficially by each Director in each Fund, as well as in the series of the Company in the aggregate, was as follows:

Name of Director	Small Cap Value Fund	Small Cap Dividend Value Fund	Small-Mid Cap Value Fund	Mid Cap Dividend Value Fund	All Cap Value Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Interested Directors
Nicholas F. Galluccio	None	None	None	None	None	None
Kevin M. Keeley	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Independent Directors
Laura D. Alter	None	None	None	None	None	None
Anthony S. Colavita	None	None	None	None	None	None
James P. Conn	None	None	None	None	None	None
Jerome J. Klingenberger	Over $100,000	$10,001-$50,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Sean Lowry	None	None	None	None	None	None
Michael J. Melarkey	None	None	None	None	None	None
Kuni Nakamura	$10,001-$50,000	None	None	None	None	$10,001-$50,000

No director, officer, or employee of the Distributor, the Adviser or an affiliated company receives any compensation from the Funds for serving as an officer or Director of the Company.  Each Director is paid an annual fee of $10,000, $2,000 per Board meeting attended in person and $500 per Board meeting attended by telephone.  Each member of the Audit Committee is paid $1,000 per Audit Committee meeting attended in person and the Chairman of the Audit Committee receives an annual fee of $25,000.

Regular Board meetings are held quarterly.  Directors do not receive any pension or retirement plan benefits from the Company.

The table below shows the compensation the Company paid to each Director for the fiscal year ended September 30, 2017.

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Name of Director	Aggregate Compensation from the Funds(1)	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund Complex (2) Paid to Directors
Independent Directors
Laura D. Alter	$63,500	None	None	$63,500(4)	(5)
Anthony S. Colavita(3)	$7,333	None	None	$38,583	(17)
James P. Conn(3)	$7,333	None	None	$261,333	(27)
Jerome J. Klingenberger	$92,750	None	None	$92,750	(5)
Sean Lowry	$61,500	None	None	$61,500	(5)
Michael J. Melarkey(3)	$7,333	None	None	$131,083	(23)
Kuni Nakamura(3)	$9,333	None	None	$245,583	(33)
Interested Directors
Nicholas F. Galluccio(3)	None	None	None	None
Kevin M. Keeley	None	None	None	None

* The parenthetical number represents the number of investment companies (including the Funds or portfolios thereof) from which such person receives compensation and which are considered part of the same “fund complex” as the Company because they have common or affiliated investment advisers.

(1)	“Aggregate compensation from the Funds” includes fees and amounts deferred, if any, under the Deferred Compensation Plan for Independent Directors (the “Deferred Compensation Plan”) described below.
(2)	The “Fund Complex” includes all the U.S. registered investment companies that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.
(3)	Became a Director of the Funds effective February 28, 2017.
(4)	Includes $12,700 deferred by Ms. Alter under the Deferred Compensation Plan.

Officers and Directors of the Funds do not pay sales loads on purchases of Funds shares. The Company believes the waiver of sales loads for those people is appropriate because the Distributor does not incur any costs related to selling shares to them, nor does it keep them advised of Funds’ activity or performance. In addition, the Company believes that the waiver of sales load will encourage their ownership of the Funds’ shares, which the Company believes is desirable.

The Board has adopted the Deferred Compensation Plan, which enables each Independent Director to defer payment of all or a portion of the annual fees received from the Funds for service on the Board. Under the Deferred Compensation Plan, the amount of compensation deferred by an Independent Director is periodically adjusted as though an equivalent amount of compensation had been invested in shares of one or more of the Funds selected by the Independent Director. The amount paid to the Independent Director under the Deferred Compensation Plan will be determined based upon the amount of compensation deferred and the performance of the selected Fund(s).

INVESTMENT ADVISER

INVESTMENT ADVISER

The Funds’ Adviser, Keeley-Teton Advisors, LLC, 111 W. Jackson Blvd., Suite 810, Chicago, IL 60604, was organized as a Delaware limited liability company on October 14, 2016.  Keeley-Teton is a wholly-owned subsidiary of Teton Advisors, Inc., which is thereby deemed to “control” Keeley-Teton. Teton (previously known as Gabelli Advisers, Inc.), is a registered investment adviser and a Delaware corporation organized in 1994. As of December 31, 2017, the Adviser had approximately $1.8 billion in assets under management.

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Directly and through its third-party intermediaries, Teton offers funds and separately managed accounts to individuals and institutions. Teton provides advisory services to seven mutual funds in the Teton Westwood fund complex. As of December 31, 2017, Teton had approximately $1.6 billion in assets under management. Teton is located at One Corporate Center, Rye, New York 10580.

The investment advisory agreement between the Company and the Adviser on behalf of each Fund dated February 28, 2017 (the “Advisory Agreement”) has a term of two years.  Thereafter, it must be approved annually by the Board of the Company or by vote of a majority of each Fund’s outstanding voting securities (as defined in the 1940 Act). Each annual continuation of the Advisory Agreement also must be approved by the vote of a majority of the Company’s directors who are not interested persons of the Company, as defined under the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval.

Under the Advisory Agreement, the Adviser is responsible for administering each Fund’s affairs and supervising the investment programs and must do so in accordance with applicable laws and regulations. The Adviser also furnishes the Board of Directors with periodic reports on each Fund’s investment performance. The Advisory Agreement also provides that the Adviser shall not be liable to any Fund or its shareholders from, or as a consequence of, any act or omission of the Adviser, or of any of the directors, officers, employees or agents of the Adviser, in connection with or pursuant to the Advisory Agreements, except by willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or by reason of reckless disregard by the Adviser of its obligations and duties under the Advisory Agreement.

ADVISORY FEES

For its services as investment adviser of Small Cap Value Fund, the Adviser receives a monthly fee at the following annual rates:

Amount of average daily net assets	Fee Rate
Up to first $1 billion	1.00%
$1 billion to under $4 billion	0.90%
$4 billion to under $6 billion	0.80%
$6 billion and over	0.70%

For its services as investment adviser of each of Small Cap Dividend Value Fund, Small-Mid Cap Value Fund, Mid Cap Dividend Value Fund and All Cap Value Fund, the Adviser receives a monthly fee at the following annual rates:

Amount of average daily net assets	Fee Rate
Up to first $350 million	1.00%
Between $350 million and $700 million	0.90%
More than $700 million	0.80%

For the purpose of calculating the advisory fees, the net assets of the Funds will not be considered in the aggregate. For Small Cap Value Fund, Small-Mid Cap Value Fund, and All Cap Value Fund, the Adviser has contractually agreed to waive a portion of its management fee or reimburse the Funds to the extent that total ordinary operating expenses during the current fiscal year as a percentage of average net assets for each Fund exceed 1.39% for Class A Shares and 1.14% for Class I Shares. For Small Cap Dividend Value Fund and Mid Cap Dividend Value Fund, the Adviser has contractually agreed to waive a portion of its management fee or reimburse the Funds to the extent that total ordinary operating expenses during the current fiscal year as a percentage of average net assets for each Fund exceed 1.29% for Class A Shares and 1.04% for Class I Shares. However, the repayment of previously waived expenses is limited to amounts that do not cause the aggregate operating expenses of the Fund to exceed the current expense cap or the expense cap in place at the time the waiver was generated.

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The waivers exclude expenses related to taxes, interest charges, dividend expenses incurred on securities that a Fund sells short, litigation expenses, other extraordinary expenses, and brokerage commissions and other charges relating to the purchase and sale of the Funds’ portfolio securities. The waivers for all the Funds are in effect through February 28, 2019.

The Adviser became the investment adviser to the Funds on February 28, 2017; therefore, the Adviser did not earn any advisory fees from any Fund (and consequently, did not reimburse any fees to any Fund) during the period from October 1, 2016 through February 28, 2017, or during the fiscal years ended September 30, 2016 and September 30, 2015.  The table below sets forth, for the fiscal period from February 28, 2017 to September 30, 2017, the advisory fees accrued by the Fund:

Name of Fund	Fiscal Period Ended September 30, 2017
Small Cap Value Fund	$5,135,312
Small Cap Dividend Value Fund	$ 581,033
Small-Mid Cap Value Fund	$ 781,611
All Cap Value Fund	$ 344,665
Mid Cap Dividend Value Fund	$ 658,620

For the fiscal periods indicated below, the following amounts of advisory fees pursuant to a previous advisory agreement were paid to KAMCO, the Company’s predecessor adviser:

	Fiscal Periods Ended September 30,
Name of Fund	2017	2016	2015
Small Cap Value Fund	$4,260,656	$12,357,551	$21,959,575
Small Cap Dividend Value Fund	$438,026	$1,076,211	$1,487,363
Small-Mid Cap Value Fund	$599,071	$1,778,933	$2,878,648
All Cap Value Fund	$268,266	$743,747	$1,180,421
Mid Cap Dividend Value Fund	$404,228	$687,117	$342,291

Pursuant to an expense cap reimbursement agreement in place between the Adviser and the Funds, for the fiscal period from February 28, 2017 to September 30, 2017, the Adviser reimbursed the following amounts to the Funds:

Name of Fund	Fiscal Period Ended September 30, 2017
Small Cap Value Fund	$130,866
Small Cap Dividend Value Fund	$115,221
Small-Mid Cap Value Fund	$ 50,863
All Cap Value Fund	$ 43,969
Mid Cap Dividend Value Fund	$118,898

Pursuant to a previous expense cap reimbursement agreement in place between KAMCO and the Funds, for the fiscal periods ended September 30, 2017, 2016 and 2015, KAMCO reimbursed the following amounts to the Funds:

	Fiscal Periods Ended September 30,
Name of Fund	2017	2016	2015
Small Cap Value Fund	$196,989	$235,940	$0
Small Cap Dividend Value Fund	$87,614	$207,565	$221,409
Small-Mid Cap Value Fund	$55,206	$134,054	$127,837
All Cap Value Fund	$31,603	$87,950	$81,992
Mid Cap Dividend Value Fund	$92,752	$160,020	$104,098

At a Board meeting held on December 8, 2016, the Board approved a new Advisory Agreement for each Fund with the Adviser.  At a meeting of the Funds’ shareholders on February 15, 2017, shareholders of each Fund approved that Advisory Agreement with Keeley-Teton for a two-year term, ending February 28, 2019.  A discussion regarding the basis of the Board’s approval of the Advisory Agreement, as well as the material factors considered by the Board, is available in the Funds’ semi-annual report to shareholders dated March 31, 2017.

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PORTFOLIO MANAGERS

Brian R. Keeley is a Lead Portfolio Manager of Small Cap Value Fund and Small-Mid Cap Value Fund, and the Lead Portfolio Manager of All Cap Value Fund. Mr. Keeley managed 95 other accounts, with assets of approximately $479 million as of September 30, 2017. None of the accounts managed by Mr. Keeley provide for a performance-based fee.

Kevin M. Chin is a Lead Portfolio Manager of Small Cap Value Fund and Small-Mid Cap Value Fund. Mr. Chin managed 91 other accounts, with assets of approximately $475 million as of September 30, 2017. None of the accounts managed by Mr. Chin provide for a performance-based fee.

Thomas E. Browne, Jr. is the Lead Portfolio Manager of Small Cap Dividend Value Fund and Mid Cap Dividend Value Fund. Mr. Browne managed 29 other accounts, with assets of approximately $74 million as of September 30, 2017. None of the accounts managed by Mr. Browne provide for a performance-based fee.

Brian P. Leonard is a Portfolio Manager of Small Cap Dividend Value Fund and Mid Cap Dividend Value Fund. Mr. Leonard managed 29 other accounts with assets of approximately $74 million as of September 30, 2017. None of the accounts managed by Mr. Leonard provide for a performance-based fee.

The Funds use the same investment strategy, but focus on different issuers:

•	Small Cap Value Fund concentrates on small cap stocks;

•
Small Cap Dividend Value Fund concentrates on small cap stocks (i) with attractive dividend yields that, in the opinion of the Adviser, are relatively stable or expected to grow, (ii) that pay a small dividend, but could grow their dividend over the next few years, and/or (iii) that pay no dividend, but may initiate a dividend or return cash to shareholders in other ways, such as a share repurchase program;

•	Small-Mid Cap Value Fund concentrates on small cap and mid cap stocks;

•
Mid Cap Dividend Value Fund concentrates on mid cap stocks (i) with attractive dividend yields that, in the opinion of the Adviser, are relatively stable or expected to grow, (ii) that pay a small dividend, but could grow their dividend over the next few years, or (iii) that pay no dividend, but may initiate a dividend or return cash to shareholders in other ways, such as a share repurchase program;

•	All Cap Value Fund does not have a size limitation or focus, and is expected to invest in stocks of all size issuers; and

A conflict will arise if a portfolio manager decides to sell a security that any of the Funds holds or if a portfolio manager decides to purchase a security for a Fund at the same time that such security is to be purchased or sold by another Fund, other pooled investment vehicles and other individual accounts and there is not sufficient trading volume to permit the fill of all of the orders at the same time without affecting the price. Such action could have an effect on the price of the securities, and could potentially result in a Fund paying more (with respect to a purchase) or receiving less (with respect to a sale) than might otherwise be the case if only that Fund were purchasing or selling that security. Historically, when a Fund and any of those other accounts purchased or sold the same security on the same day, the Funds received the best price or the same price, and if possible the transactions were averaged. If it is not possible to fill all of the orders for the same security for each of the Funds and the other accounts managed by the Adviser, the securities purchased or sold will be allocated among the purchasers or sellers proportionate to the number of shares that each requested to purchase or sell.

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All portfolio managers receive a fixed annual salary and are eligible for a discretionary year-end bonus, as determined by the senior management team.  The discretionary bonus compensation is tied to a multitude of factors, including a subjective review of each portfolio manager’s performance and the overall performance of the Adviser.  This subjective review includes each manager’s performance versus their peer groups and benchmark indices.

As of December 31, 2017, Mr. Browne beneficially owned $100,001-$500,000 in Small Cap Dividend Value Fund and $100,001-$500,000 in Mid Cap Dividend Value Fund. Mr. Leonard beneficially owned $100,001-$500,000 in Small Cap Dividend Value Fund and $100,001-$500,000 in Mid Cap Dividend Value Fund. Mr. Keeley beneficially owned $50,001-$100,001 in Small Cap Value Fund, $100,001-$500,000 in Small Cap Dividend Value Fund, $100,001-$500,000 in Small-Mid Cap Value Fund, $100,001-$500,000 in Mid Cap Dividend Vale Fund and $10,001-$50,000 in All Cap Value Fund. Mr. Chin beneficially owned $100,001-$500,000 in Small Cap Value Fund, $100,001-$500,000 in Small-Mid Cap Value Fund and $100,001-$500,000 in Mid Cap Dividend Vale Fund.

ADMINISTRATION SERVICES

U.S. Bancorp, 615 E. Michigan Street, 3rd Floor, Milwaukee, WI 53202, is the Funds’ administrator. The Administrator assists in preparing and filing the Funds’ federal and state tax returns and required tax filings (other than those required to be made by the Funds’ custodian or transfer agent); participates in the preparation of the Funds’ registration statement, proxy statements and reports; prepares state securities law compliance filings; oversees the Funds’ fidelity insurance relationships; compiles data for and prepares notices to the SEC; prepares the Funds’ annual and semi-annual reports to the SEC and current shareholders; monitors the Funds’ expense accounts, the Funds’ status as regulated investment companies under Subchapter M of the Code, the Funds’ arrangements with respect to services provided pursuant to the Funds’ Distribution Plan, compliance with each Fund’s investment policies and restrictions; and generally assists in the Funds’ administrative operations.

The Administrator, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment, supplies and clerical and executive personnel for performing the services required to be performed by it under the administration agreement.

FUND ACCOUNTANT, CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND SECURITIES LENDING AGENT

FUND ACCOUNTANT

U.S. Bancorp acts as the fund accountant for the Funds. U.S. Bancorp’s services include: maintaining portfolio records; obtaining prices for portfolio positions; determining gains/losses on security sales; calculating expense accrual amounts; recording payments for each Fund’s expenses; accounting for fund share purchases, sales, exchanges, transfers, dividend reinvestments and other fund share activity; maintaining a general ledger for the Funds; determining the NAV of each Fund; calculating NAV per share and maintaining tax accounting records for the investment portfolio.

CUSTODIAN

U.S. Bank National Association (“U.S. Bank”), 1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212, is the custodian for the Funds. The Custodian is responsible for: holding all securities and cash of the Funds; receiving and paying for securities purchased; delivering against payment for securities sold; receiving and collecting income from investments; making all payments covering expenses of the Funds; and performing other administrative duties, all as directed by authorized persons of the Funds. The Custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds. The Funds have authorized the Custodian to deposit certain portfolio securities in central depository systems as permitted under federal law. The Funds may invest in obligations of the Custodian and may purchase or sell securities from or to the Custodian.

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TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

U.S. Bancorp acts as the Transfer Agent and Dividend Disbursing Agent for the Funds. U.S. Bancorp’s services include printing, postage, forms, stationary, record retention, mailing, insertion, programming, labels, shareholder lists and proxy expenses. These fees and reimbursable expenses may be changed from time to time subject to mutual written agreement between U.S. Bancorp and the Funds and with the approval of the Board of Directors.

U.S. Bancorp receives orders for the purchase of shares; processes purchase orders and issues the appropriate number of uncertificated shares; processes redemption requests; pays money in accordance with the instructions of redeeming shareholders; transfers shares; processes exchanges between funds within the same family of funds; transmits payments for dividends and distributions; maintains current shareholder records; files U.S. Treasury Department Form 1099s and other appropriate information required with respect to dividends and distributions for all shareholders; provides shareholder account information upon request; mails confirmations and statements of account to shareholders for all purchases, redemptions and other confirmable transactions as agreed upon with each Fund and monitors the total number of shares sold in each state.

SECURITIES LENDING AGENT

During the fiscal year ended September 30, 2017, the Funds were able to lend their portfolio securities to banks, brokers and dealers.  This activity was subject to an agreement where U.S. Bank, N.A. acted as the Funds’ agent.  In its capacity as securities lending agent, U.S. Bank, among other things: enters into and maintains securities loan agreements with borrowers, negotiates fees with borrowers, delivers securities to borrowers, receives collateral from borrowers in connection with each loan, holds and safekeeps the collateral on behalf of the Funds and invests the cash collateral in accordance with the instructions received by the Adviser.

The Funds terminated the agreement with U.S. Bank, N.A. effective May 26, 2017, and as a result did not have any securities on loan as of September 30, 2017.  The Small Cap Dividend Value Fund, the Small-Mid Cap Value Fund, the Mid Cap Dividend Value Fund and the All Cap Value Fund did not have any securities on loan during the fiscal year ended September 30, 2017.  For the fiscal year ended September 30, 2017, the Small Cap Value Fund’s securities lending activities resulted in the following:

Small Cap Value Fund
Gross income from securities lending activities:	$57,222
Fees and/or compensation for securities lending activities and related services:	$0
Fees paid to securities lending agent from a revenue split	$11,910
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$6,940
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Rebates (paid to borrower)	$2,621
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$21,471

Net income from securities lending activities:	$35,751

NET ASSET VALUE

For purposes of computing the NAV of a share of a Fund, securities listed on an exchange or quoted on a national market system are valued at the last sales price at the time of valuation or, if there are no reported sales on that day, at the most recent bid quotations. Securities traded on only the OTC markets are valued on the basis of closing OTC bid prices when there is no last sale price available. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis.

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A Fund’s NAV will not be determined on any day on which the NYSE is not open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year’s Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively.

The Company has elected to be governed by Rule 18f-1 under the 1940 Act. As a result of this election, the Funds must redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90 day period for any one shareholder. Redemptions in excess of those above amounts normally will be paid in cash, but may be paid wholly or partly by a distribution of Fund portfolio securities.

Investments by corporations must include a certified copy of corporate resolutions indicating which officers are authorized to act on behalf of the account. Investments by trustees must include a copy of the title and signature page of the trust agreement and pages indicating who is authorized to act.

PURCHASES AND REDEMPTION OF SHARES

For information on purchase and redemption of shares, see “How to Buy, Sell and Exchange Shares” in the Funds’ Prospectus. Each Fund may suspend the right of redemption of shares of the Fund for any period: (i) during which the NYSE is closed other than customary weekend and holiday closing or during which trading on the NYSE is restricted; (ii) when the SEC determines that a state of emergency exists that may make payment or transfer not reasonably practicable; (iii) as the SEC may, by order, permit for the protection of the security holder of the Fund; or (iv) at any other time when the Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares.

SALES AT NET ASSET VALUE

CLASS A SHARES

Only certain sales of Class A Shares are made at NAV, meaning they are not subject to a sales charge. This is because certain investor and intermediary transactions involve little or no expense. The investors who may be able to purchase Class A Shares without paying an initial sales charge generally are as follows:

•
Group employer-sponsored retirement and deferred compensation plans and group employer sponsored employee benefit plans (including health savings accounts) and trusts used to fund those plans. Traditional IRAs, Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, KEOGH plans, individual 401(k) plans and individual 403(b) plans, as well as shares held in commission-based broker-dealer accounts, do not qualify under this waiver.

•	Non-dealer assisted (or assisted only by the Distributor) purchases by bank or trust company in a single account where such bank or trust company is named as the trustee.
•	Non-dealer assisted (or assisted only by the Distributor) purchase by banks, insurance companies, insurance company separate accounts and other institutional purchasers.
•
A registered investment adviser purchasing shares on behalf of a client or on his or her own behalf through an intermediary service institution offering a separate and established program for registered investment advisers and notifying the Funds and Distributor of such arrangement.

•	Fee-based account clients of registered investment advisers.

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•	Sales through a broker-dealer to its customer under an arrangement in which the customer pays the broker-dealer a fee based on the value of the account, in lieu of transaction based brokerage.
•
Sales to broker-dealers who conduct their business with their customers principally through the Internet and do not have registered representatives who actively solicit those customers to purchase securities, including shares of the Funds.

•	Any current or retired Officer, Director or employee of the Funds, Adviser, Distributor or any affiliated company thereof. This shall also apply to their immediate family members.
•	Registered representatives, their spouses and minor children, and employees of dealer firms that have a distribution agreement with the Distributor.
•	Employees of the Administrator and counsel to the Funds.
•	Consultants and their employees who provide consulting services to the Adviser of the Funds.
•	Reinvestment of dividends and distributions received from a Fund by a current shareholder.
•	Shares exchanged in accordance with the Funds’ exchange privilege.

The minimum initial investment for Class A Shares is $2,500, and the minimum for additional investments is $50. Each minimum is subject to change at any time. The Distributor may waive the sales charge in certain other limited instances where it perceives there to be little or no expense associated with the share purchase. Please check with the Distributor whether you qualify for investment in Class A Shares at NAV.

CLASS I SHARES

All sales of Class I Shares are made at NAV, meaning they are not subject to a sales charge. In addition, Class I Shares are not subject to the 12b-1 Plan, which results in a lower overall expense ratio than Class A Shares. The minimum initial investment for Class I Shares is $1 million, and the minimum for additional investments is $10,000. Each minimum is subject to change at any time. The Distributor may waive the minimum initial investment to establish certain Class I Share accounts and may waive the minimum amount for additional investments to certain Class I Share accounts.

Please check with the Distributor to confirm whether you qualify for investment in Class I Shares.

EXCHANGE PRIVILEGE

Investors may exchange some or all of their Fund shares between identically registered accounts of other Funds. The minimum exchange amount between the KEELEY Funds is $250. For exchange purposes, Class A Shares may only be exchanged for Class I Shares if an investor meets the $1 million investment minimum for Class I Shares. An investor is limited to four exchanges in each 12-month period. Investors who are interested in exercising the exchange privilege should first contact the Funds to obtain instructions and any necessary forms.

The exchange privilege will not be available if the proceeds from a redemption of shares of the Funds are paid directly to the investor or at his or her discretion to any persons other than the Funds. The exchange privilege may be terminated by any Fund at any time.

For federal income tax purposes, a redemption of shares pursuant to the exchange privilege will be treated in the same manner as a sale and will result in a capital gain if the proceeds received exceed the investor’s tax-cost basis of the shares redeemed. Such a redemption also may be taxed under state and local tax laws, which may differ from the Code.

TAXATION

Set forth below is a discussion of certain federal income tax considerations concerning the Funds and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes you are a shareholder who is a U.S. person, as defined for federal tax purposes, and that you hold your shares as capital assets. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative authorities existing as of the date of this SAI, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, non-U.S. country, or other taxing jurisdiction.

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TAXATION OF A FUND

Each Fund has elected to be, and intends to continue to qualify annually to be treated as, a regulated investment company under Subchapter M of the Code.

To qualify for the favorable federal income tax treatment accorded to regulated investment companies, a Fund must, among other things:

(a) Income Requirement – derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in stock, securities or such currencies, or net income derived from interests in “qualified publicly traded partnerships,” as defined in the Code;

(b) Diversification Requirement – diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses, or one or more qualified publicly traded partnerships; and

(c) Distribution Requirement – distribute at least the sum of 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest income, if any, in each year.

As a regulated investment company, a Fund will not be subject to federal income tax on its investment company taxable income (generally consisting of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, if any, determined without regard to any deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to its shareholders. If a Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the retained amount, except as described in the following paragraph.

If a Fund failed to qualify for treatment as a regulated investment company for any taxable year, then for federal income tax purposes it would be taxed as an ordinary corporation on the full amount of its taxable income for that year (even if such income were distributed to its shareholders). In addition, for those purposes all those distributions, including distributions of net capital gain, would be taxable to its shareholders as ordinary income to the extent of the Fund’s current accumulated earnings and profits. Such distributions may be treated as “qualified dividend income,” (and thus subject to federal income tax at the 20% federal rate for net capital gain, as described in the Prospectus). In the case of corporate shareholders that meet certain holding period and other requirements regarding their Fund shares, all or part of those dividends would be eligible for the dividends-received deduction. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for treatment as a regulated investment company.

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If a Fund retains any net capital gain, it may report the retained amount as undistributed net capital gain in a notice to its shareholders who, if subject to federal income tax, (i) will be required to include in gross income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For those purposes, the tax basis in shares owned by a shareholder will be increased by an amount equal to the difference between the amount of undistributed net capital gain so included and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain.

A distribution will be treated as paid on December 31 if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following year. Such distributions thus will be taxable to shareholders in the calendar year in which they are declared, rather than the calendar year in which they are received.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax. To prevent imposition of the excise tax, a Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and net capital gains for previous years that were not distributed during those years and on which the Fund paid no federal income tax. To prevent application of the excise tax, each Fund intends to make distributions in accordance with the foregoing.

DISTRIBUTIONS

Dividends paid out of a Fund’s investment company taxable income generally will be taxable to a shareholder as ordinary income to the extent of the Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares.

Part of each Fund’s dividend distributions may constitute qualified dividend income and/or be eligible for corporate dividends-received deduction, which are eligible for taxation at a reduced rate. A dividend a Fund receives will constitute qualified dividend income to it (and thus to its shareholders when distributed to them) if it holds the stock associated with the dividend for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the 181-day period beginning 90 days before the ex-dividend date, in the case of certain preferred stocks). In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property.

Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a basis in each such share equal to the fair market value of a share of the Fund on the investment date.

Shareholders will be notified annually as to the federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the NAV of those shares.  A Fund may make taxable distributions even during a period in which the Fund’s share price has declined.  No assurance can be made that a Fund will make sufficient distributions to avoid all taxes in every period.

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For a description of the Funds’ distribution policies, see “Distributions and Taxes” in the Funds’ Prospectus.

SALE OR EXCHANGE OF FUND SHARES

Upon the sale or other disposition of shares of a Fund that a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss that will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. The maximum federal long-term capital gain tax rate for individual shareholders is 20%, as described in the Funds’ prospectus.

Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the original shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. In addition, any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed received by the shareholder with respect to such shares.

NATURE OF FUNDS’ INVESTMENTS

Certain of the Funds’ investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends-received deduction, (ii) convert lower taxed long-term capital gain or qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, or (vii) produce income that will not be qualifying income to qualify as a regulated investment company under the Code.

Each Fund may make certain tax elections in order to mitigate the effect of these provisions. The Funds’ investment program and the tax treatment of Fund distributions may be affected by Internal Revenue Service interpretations of the Code and future changes in tax laws and regulations.

NON-U.S. TAXES

Since the Funds may invest in non-U.S. securities, their income from such securities may be subject to non-U.S. taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If a Fund pays nonrefundable taxes to foreign governments during the year, the taxes will reduce the Fund’s dividends but will still be included in your taxable income. However, if a Fund qualifies for, and makes, a special election, you may be able to claim an offsetting credit or deduction on your tax return for your share of foreign taxes paid by a Fund.

PASSIVE FOREIGN INVESTMENT COMPANY

If a Fund purchases shares in a “passive foreign investment company” (a “PFIC”), the Fund will be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If a Fund were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Fund would be required to include in income each taxable year a portion of the ordinary earnings and net capital gain of the QEF, even if not distributed to the Fund. Alternatively, the Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund annually would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, the Fund might be required to recognize in a taxable year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement applicable to regulated investment companies and would be taken into account for purposes of the nondeductible 4% excise tax (described above). Dividends paid by a Fund attributable to income and gains from PFICs will not be treated as qualified dividend income.

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CURRENCY FLUCTUATIONS

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a non-U.S. currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on non-U.S. currency forward contracts and the disposition of debt securities denominated in non-U.S. currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, also are treated as ordinary income or loss.

RECOGNITION OF INCOME IN THE ABSENCE OF CASH

Investments by a Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the “original issue discount”) each year that the securities are held, even though the Fund receives no cash interest payments. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of the Fund, the Fund may recognize income without receiving a commensurate amount of cash. Such income is included in determining the amount of income that the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the nondeductible 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

The Code imposes constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated financial positions. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or “offsetting notional principal contracts” (as defined by the Code) with respect to, or futures or forward contracts to deliver, the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. The Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as these transactions.

INVESTMENTS IN SECURITIES OF UNCERTAIN TAX CHARACTER

The Funds may invest in preferred securities, convertible securities or other securities the U.S. federal income tax treatment of which is uncertain or subject to re-characterization by the Internal Revenue Service. To the extent the tax treatment of such securities or income differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

BACKUP WITHHOLDING

A Fund may be required to withhold federal income tax from all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The backup withholding percentage is 24%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.

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REGULATIONS ON “REPORTABLE TRANSACTIONS”

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

BASIS REPORTING

The Funds are required to report to the Internal Revenue Service and furnish to Fund shareholders detailed basis and holding period information for Fund shares acquired on or after January 1, 2012 (“covered shares”). These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. If a shareholder redeems covered shares, the Fund will report the account basis in such covered shares to the Internal Revenue Service and to the shareholder on Form 1099-B along with the gross proceeds received on the redemption, the gain or loss realized on such redemption and the holding period of the redeemed shares.

Each Fund’s default basis calculation methodology will be the average cost of all covered shares. Shareholders will be able to elect to use another Internal Revenue Service-accepted basis calculation method via the Keeley Funds website, www.keeleyfunds.com, or by notifying the Funds’ transfer agent in writing. The elected basis (or the default basis) method for each sale of Fund shares may not be changed following the settlement date of each such sale of Fund shares.

Shareholders hold Fund shares through a broker-dealer (or another nominee) should contact that broker-dealer (nominee) with respect to the reporting of basis and available elections for their account.

Shareholders are encouraged to consult their tax advisors regarding the application of the new cost basis reporting rules and, in particular, which cost basis calculation method they should elect.

NON-U.S. INVESTORS

Fund shares generally are not sold outside the United States. However, non-U.S. investors (shareholders who, as to the U.S., are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

FOREIGN ACCOUNT TAX COMPLIANCE ACT (“FATCA”)

Under FATCA, foreign financial institutions (“FFIs”) and non-financial foreign entities (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on (i) income dividends a Fund pays and (2) certain capital gain distributions and the proceeds of redemptions of Fund shares paid after December 31, 2018. FATCA withholding tax generally can be avoided (a) by FFIs if they report certain information regarding direct and indirect ownership of financial accounts that U.S. persons hold with the FFI, and (b) by NFFEs that certify their status as such and, in certain circumstances, information regarding substantial U.S. owners. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. You should consult your tax advisor as to the impact of these requirements on your investment in a Fund.

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OTHER TAXES

An individual is required to pay a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally included dividends and capital gain distributions a Fund pays and net gains realized on redemptions and exchanges of Fund shares, or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married individuals filing jointly and $200,000 for single taxpayers) This tax is in addition to any other taxes due on income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisors regarding the effect, if any, this provision may have on their investment in Fund shares.

Fund shareholders may be subject to state, local and non-U.S. taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds.

DISTRIBUTION OF SHARES

The Distributor, G.distributors, LLC, is a Delaware limited liability company, which is a wholly-owned subsidiary of GAMCO Investors, Inc.  Its principal offices are located at One Corporate Center, Rye, New York 10580-1422.  G.distributors, LLC, acts as the principal underwriter for the Funds pursuant to a Distribution Agreement between the Company and the Distributor.  The Distributor is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of FINRA.

The Distribution Agreement provides that the Distributor, as an agent of the Funds, will use its best efforts to distribute the shares of the Funds on a continuous basis and will receive commissions on such sales as described in the Prospectus under “How Shares are Priced.”  Expenses normally attributable to the sale of Fund shares which are not paid by the Funds are paid by the Distributor.  The Distributor may receive brokerage commissions for executing portfolio transactions for a Fund.  The Distributor may enter into selling agreements with registered broker-dealers to assist in the distribution effort, pursuant to which the Distributor may re-allow the sales charge to such broker-dealers.  Any compensation to these other entities will be paid by the Distributor from the proceeds of the sales charge.  The Distributor also may compensate these entities out of the distribution fees received from each Fund.

The Distributor became the distributor of the Funds in February 2017; therefore, during the fiscal period from October 1, 2016 to February 28, 2017, and the fiscal years ended September 30, 2016 and 2015, it did not receive any commissions or any other compensation from the Funds, nor did it receive any sales charges from the purchases of Class A shares of the Funds during that time.  Set forth below is the amount of underwriting commissions that the Distributor received for the fiscal period from February 28, 2017 to September 30, 2017 pursuant to the Company’s underwriting agreement.

Year	Front End Sales Charges	Redemption Charges	Total
2017	$18,660	None	$18,660

Set forth below is the amount of underwriting commissions that the Company’s predecessor distributor, Keeley Investment Corp. (“KIC”), received for the fiscal period from October 1, 2016 to September 30, 2017, and the fiscal years ended September 30, 2016 and 2015 pursuant to the Company’s previous underwriting agreement.

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Year	Front End Sales Charges	Redemption Charges	Total
2017	$24,313	None	$24,313
2016	$30,605	None	$30,605
2015	$97,625	None	$97,625

DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN

For Class A Shares, the Company has adopted a Plan of Distribution pursuant to Rule 12b-1 of the 1940 Act (the “Plan”). The Plan was adopted anticipating that the Funds will benefit from the Plan through increased future sales of shares of the Funds, eventually reducing the Funds’ expense ratios and providing an asset size that will allow the Adviser greater flexibility in management. For any Fund, the Plan may be terminated at any time by a vote of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the “Rule 12b-1 Directors”) or by a vote of a majority of the outstanding shares of that Fund. Any change in the Plan that would materially increase the distribution expenses of a Fund provided for in the Plan requires the approval of the shareholders and the Board of Directors, including the Rule 12b-1 Directors.

Pursuant to the Plan, each Fund will pay directly the Distributor a 12b-1 distribution fee equal to the amounts specified in the Funds’ Prospectus. These fees will be used to pay for costs and expenses incurred in connection with distributing and marketing shares of each Fund. Such activities typically include advertising; compensation for sales and marketing activities of the Distributor and other banks, broker-dealers, and service providers; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest, and other overhead. To the extent any activity is one which the Funds may finance without a distribution plan, the Funds may also make payments to finance such activity outside of the Plan and not be subject to its limitations.

While the Plan is in effect, the selection and nomination of Directors who are not interested persons of the Company will be committed to the discretion of the Directors of the Company who are not interested persons of a Fund. The Board of Directors must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by the Distributor. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by a majority of the Directors, including the Rule 12b-1 Directors.

The Distributor became the distributor of the Funds on February 28, 2017; therefore, the Distributor did not receive any amounts under the Plan from any Fund for the fiscal period from October 1, 2016 to February 28, 2017.  Set forth below are the amounts fees paid under the Plan on purchases of Class A shares and the amounts retained by the Distributor.

Fund	Amount Paid Under Plan	Amount Retained by Distributor
Small Cap Value Fund	$782,854	$11,893
Small Cap Dividend Value Fund	$ 34,104	$ 106
Small-Mid Cap Value Fund	$ 64,557	$ 963
Mid Cap Dividend Value Fund	$ 28,652	$ 421
All Cap Value Fund	$ 25,376	$ 167

Set forth below are the amounts under the Plan that the Company’s predecessor distributor, KIC, received from each Fund for the fiscal period ended September 30, 2017.

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Fund	Additional Amount Paid Under Plan	Amount Received by KIC
Small Cap Value Fund	$652,755	$12,288
Small Cap Dividend Value Fund	$ 26,391	$ 100
Small-Mid Cap Value Fund	$ 46,438	$ 827
Mid Cap Dividend Value Fund	$ 20,874	$ 417
All Cap Value Fund	$ 19,192	$ 152

Amounts paid under the Plan (which may not exceed a maximum monthly percentage of 1/12 of 0.25% (0.25% per annum) of a Fund’s average daily net assets) are paid to the Distributor in connection with its services as distributor. Payments, if any, are accrued daily and are paid monthly and are based on reports submitted by the Distributor to each Fund which sets forth all amounts expended by the Distributor pursuant to the Plan. Under no circumstances will a Fund pay a fee, pursuant to the Plan, the effect of which would be to exceed the FINRA limitations on asset based compensation described below.

FINRA has rules that may limit the extent to which a Fund may make payments under the Plan. Although FINRA’s rules do not apply to the Funds directly, the rules apply to members of FINRA such as the Distributor and prohibit them from offering or selling shares of a Fund if the sale charges (including 12b-1 fees) imposed on such shares exceed FINRA’s limitations.

The rules impose two related limits on 12b-1 fees paid by investors: an annual limit and a rolling cap. The annual limit is 0.75% of assets (with an additional 0.25% permitted as a service fee). The rolling cap on the total of all sales charges (including front end charges, contingent deferred sales charges and asset-based charges such as 12b-1 payments) is 6.25% of new sales (excluding sales resulting from the reinvestment of dividends and distributions) for funds that charge a service fee and 7.25% of new sales for funds that do not assess a service fee.

Whether the rolling applicable maximum sales charge has been exceeded requires periodic calculations of a Fund’s so-called “remaining amount.” The remaining amount is the amount to which a Fund’s total sales charges are subject for purposes of ensuring compliance with the FINRA limits. The Fund’s remaining amount is generally calculated by multiplying the Fund’s new sales by its appropriate FINRA maximum sales charge (6.25% or 7.25%). From this amount is subtracted the Fund’s sales charges on the new sales and the 12b-1 payments accrued or paid over the period. The Fund’s remaining amount increases with new sales of the Fund (because the Fund’s front-end sales charge is less than the applicable FINRA maximum) and decreases as the 12b-1 charges are accrued. The FINRA rules permit the remaining amount to be credited periodically with interest based on the rolling balance of the remaining amount. If a Fund’s remaining amount reaches zero, it must stop accruing its 12b-1 charges until it has new sales that increase the remaining amount. The Fund’s remaining amount may be depleted as a result of the payment of 12b-1 fees if, for example, the Fund experiences an extended period of time during which no new sales are made or during which new sales are made but in an amount insufficient to generate increases in the remaining amount to offset the accruing 12b-1 charges.

SHAREHOLDER SERVICING ARRANGEMENTS

The Company has retained the Adviser to serve as the shareholder servicing agent for the Funds pursuant to a shareholder servicing agreement (the “Shareholder Servicing Agreement”).  Under the Shareholder Servicing Agreement, the Company pays the Adviser a monthly fee calculated at an annual rate of 0.05% of each Fund’s average daily net assets for providing support services to investors who beneficially own shares of a Fund.  The Shareholder Servicing Agreement may be continued in effect from year to year if such continuance is approved annually by the Board of the Company, including the vote of a majority of the Independent Directors.

The Adviser became the shareholder servicing agent for the Funds on February 28, 2017; therefore, the Adviser did not receive any payments under the Shareholder Servicing Agreement from the Funds during the fiscal period from October 1, 2016 to February 28, 2017.  Set forth below are the payments that the Adviser, as the Company’s shareholder servicing agent, received from the Funds under the Shareholder Servicing Agreement during the fiscal period from February 28, 2017 to September 30, 2017.

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Fund	Shareholder Servicing Fees Paid to the Adviser
Small Cap Value Fund	$256,766
Small Cap Dividend Value Fund	$ 29,052
Small-Mid Cap Value Fund	$ 39,081
Mid Cap Dividend Value Fund	$ 32,930
All Cap Value Fund	$ 17,233

Set forth below are the payments that the Company’s predecessor shareholder servicing agent, KIC, received from the Funds under the prior shareholder servicing plan during the fiscal period ended September 30, 2017.

Fund	Shareholder Servicing Fees Paid to the KIC
Small Cap Value Fund	$213,777
Small Cap Dividend Value Fund	$ 21,901
Small-Mid Cap Value Fund	$ 29,953
Mid Cap Dividend Value Fund	$ 20,212
All Cap Value Fund	$ 13,413

PORTFOLIO TRANSACTIONS AND BROKERAGE

PORTFOLIO TRANSACTIONS

The Adviser has discretion to select brokers and dealers to execute portfolio transactions on behalf of the Funds and to select the markets in which such transactions are to be executed. The primary responsibility regarding portfolio transactions is to select the best combination of price and execution for each Fund. When executing transactions, the Adviser will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission. Transactions of the Funds in the OTC market may be executed with primary market makers acting as principal except where the Adviser believes that better prices and execution may be obtained elsewhere. The Adviser will not allocate brokerage on the basis of the sale of Fund shares; however, the Adviser may allocate brokerage to broker-dealers who have sold shares of a Fund, but any such allocation will be based on price and execution, and not the sale of a Fund shares. In accordance with the provisions of Rule 12b-1(h), each Fund has implemented and the Board of the Funds has approved policies and procedures reasonably designed to prevent the use of brokerage on Fund securities transactions to promote or sell shares of a Fund.

BROKERAGE

In selecting brokers or dealers to execute particular transactions and in evaluating the best price and execution available, the Adviser is authorized to consider “brokerage and research services” (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), statistical quotations, specifically the quotations necessary to determine a Fund’s asset value, and other information provided to each Fund, or the Adviser. The Adviser is authorized to cause a Fund to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Adviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Adviser exercises investment discretion. It is possible that certain of the services received by the Adviser attributable to a particular transaction will benefit one or more other accounts for which the Adviser has investment discretion. The “bunching” of orders for the sale or purchase of marketable portfolio securities with other accounts under management of the Adviser to save brokerage costs or average prices among them is not deemed to result in a securities trading account.

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In valuing research services, the Adviser makes a judgment of the usefulness of research and other information provided by a broker to the Adviser in managing the Funds’ investment portfolios. In some cases, the information, (e.g., data or recommendations concerning particular securities) relates to the specific transaction placed with the broker but for greater part the research consists of a wide variety of information concerning companies, industries, investment strategy and economic, financial and political conditions and prospects, useful to the Adviser in advising the Funds.

The Adviser is the principal source of information and advice to the Funds and is responsible for making and initiating the execution of investment decisions by each Fund. However, the Board recognizes that it is important that the Adviser, in performing its responsibilities for the Funds, continues to receive the broad spectrum of economic and financial information that many securities brokers have customarily furnished in connection with brokerage transactions. The Adviser believes that it is in the interest of the Funds to consider the value of the information received for use in advising the Funds when compensating brokers for their services. The extent to which such information may reduce the expenses of the Adviser’s management services to the Funds is not determinable. In addition, the Board understands that other clients of the Adviser also might benefit from the information obtained for the Funds, in the same manner that the Funds might also benefit from the information obtained by the Adviser in performing services for others.

Although investment decisions for each Fund are made independently from those for other investment advisory clients of the Adviser, the same investment decision may be made for both a Fund and one or more other advisory clients. If both a Fund and other clients purchase or sell the same class of securities on the same day, to the extent the Adviser is able to do so, the transactions will be allocated as to amount and price in a manner considered equitable to each. There may be circumstances under which, if orders are not placed with or through the same broker or executed in the same market, such allocation will not be possible. In those cases, each client will receive the price on its individual order, and a Fund may therefore have higher or lower prices for securities purchased or sold on the same day by the Adviser for other clients.

The Distributor became the distributor of the Funds on February 28, 2017.  Prior to that date, KIC served as the Funds’ predecessor distributor.  The following paragraphs provide information for the Company’s past three fiscal years, ended September 30, 2017, 2016 and 2015, regarding brokerage commissions paid to the Distributor or the Funds’ predecessor distributor, KIC.  That information includes: (i) the total amount of brokerage commissions that each Fund paid to brokers other than the Distributor or KIC; (ii) the market value of the transactions on which those brokerage commissions were based; (iii) the total amount of brokerage commissions that each Fund paid to the Distributor or KIC; and (iv) the total market value of the transactions on which the brokerage commissions paid to the Distributor or KIC were based.  Those paragraphs also provide information on the percentage of brokerage commissions that each Fund paid during the year that were paid to the Distributor or KIC.

For the fiscal years ended September 30, 2017, 2016 and 2015, Small Cap Value Fund paid to brokers, other than the Distributor or KIC, brokerage commissions totaling $820,528, $1,734,585 and $549,223, respectively, on transactions having a total market value of $832,072,622, $1,285,447,866 and $334,459,984, respectively.  For the period from February 28, 2017 to September 30, 2017, Small Cap Value Fund paid the Distributor brokerage commissions of $0, on transactions involving the payment of commissions having a total market value of $0.  For the period from October 1, 2016 to February 28, 2017, and the years ended September 30, 2016 and 2015, Small Cap Value Fund paid KIC brokerage commissions of $0, $435,850 and $2,214,746, respectively, on transactions involving the payment of commissions having a total market value of $0, $263,923,215 and $1,617,989,503, respectively.  Of the brokerage commissions paid by Small Cap Value Fund for the years ended September 30, 2017, 2016 and 2015, 0%, 20.1% and 80.1%, respectively, were paid to the Distributor in connection with transactions involving securities having a market value equal to 0%, 17.0% and 82.9%, respectively, of the total market value of securities on which Small Cap Value Fund paid commissions. The above commissions do not include commissions paid on those transactions when Small Cap Value Fund purchased securities directly from FINRA market makers on a principal basis. During the fiscal year ended September 30, 2017, Small Cap Value Fund did not acquire securities of its regular brokers or dealers or their parents.

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For the fiscal years ended September 30, 2017, 2016 and 2015, Small Cap Dividend Value Fund paid to brokers, other than the Distributor or KIC, brokerage commissions totaling $72,030, $131,417 and $5,292, respectively, on transactions having a total market value of $63,431,081. $84,608,937 and $2,239,006, respectively. For the period from February 28, 2017 to September 30, 2017, Small Cap Dividend Value Fund paid the Distributor brokerage commissions of $0, on transactions involving the payment of commissions having a total market value of $0.  For the period from October 1, 2016 to February 28, 2017, and the fiscal years ended September 30, 2016 and 2015, Small Cap Dividend Value Fund paid KIC brokerage commissions of $0, $19,188 and $175,440, respectively, on transactions involving the payment of commissions having a total market value of $0, $9,558,054 and $94,858,199, respectively. Of the brokerage commissions paid by Small Cap Dividend Value Fund for the fiscal years ended September 30, 2017, 2016 and 2015, 0%, 12.7% and 97.1%, respectively, were paid to the Distributor or KIC in connection with transactions involving securities with a market value equal to 0%, 10.2% and 97.7%, respectively, of the total market value of securities on which Small Cap Dividend Value Fund paid commissions. The above commissions do not include commissions paid on those transactions when Small Cap Dividend Value Fund purchased securities directly from FINRA marketmakers on a principal basis. During the fiscal year ended September 30, 2017, Small Cap Dividend Value Fund did not acquire securities of its regular brokers or dealers or their parents.

For the fiscal years ended September 30, 2017, 2016 and 2015, Small-Mid Cap Value Fund paid to brokers, other than the Distributor or KIC, brokerage commissions totaling $81,059, $246,258 and $35,644, respectively, on transactions having a total market value of $91,262,724, $207,467,247 and $25,780,044, respectively. For the period from February 28, 2017 to September 30, 2017, Small-Mid Cap Value Fund paid the Distributor brokerage commissions of $0, on transactions involving the payment of commissions having a total market value of $0.  For the period from October 1, 2016 to February 28, 2017, and the fiscal years ended September 30, 2016 and 2015, Small-Mid Cap Value Fund paid KIC brokerage commissions of $0, $17,378 and $173,119, respectively, on transactions involving the payment of commissions having a total market value of $0, $15,251,415 and $131,620,619, respectively. Of the brokerage commissions paid by Small-Mid Cap Value Fund for the fiscal years ended September 30, 2017, 2016 and 2015, 0%, 6.6% and 82.9%, respectively, was paid to the Distributor or KIC in connection with transactions involving securities with a market value equal to 0%, 6.8% and 83.6%, respectively, of the total market value of securities on which Small-Mid Cap Value Fund paid commissions. The above commissions do not include commissions paid on those transactions when Small-Mid Cap Value Fund purchased securities directly from FINRA marketmakers on a principal basis. During the fiscal year ended September 30, 2017, Small-Mid Cap Value Fund did not acquire securities of its regular brokers or dealers or their parents.

For the fiscal years ended September 30, 2017, 2016 and 2015, Mid Cap Dividend Value Fund paid to brokers, other than the Distributor or KIC, brokerage commissions totaling $65,918, $86,809 and $180, respectively, on transactions having a total market value of $100,160,393, $71,261,397 and $343,108, respectively. For the period from February 28, 2017 to September 30, 2017, Mid Cap Dividend Value Fund paid the Distributor brokerage commissions of $0, on transactions involving the payment of commissions having a total market value of $0.  For the period from October 1, 2016 to February 28, 2017 and the fiscal years ended September 30, 2016 and 2015, Mid Cap Dividend Value Fund paid KIC brokerage commissions of $0, $1,135 and $18,427 on transactions involving the payment of commissions having a total market value of $0, $1,188,121 and $18,106,383, respectively. Of the brokerage commissions paid by Mid Cap Dividend Value Fund for the fiscal years ended September 30, 2017, 2016 and 2015, and 2014, 0%, 1.3% and 99.0%, respectively, were paid to the Distributor or KIC in connection with transactions involving securities with a market value equal to 0%, 1.6% and 98.1%, respectively, of the total market value of securities on which Mid Cap Dividend Value Fund paid commissions. The above commissions do not include commissions paid on those transactions when Mid Cap Dividend Value Fund purchased securities directly from FINRA marketmakers on a principal basis. During the fiscal year ended September 30, 2017, Mid Cap Dividend Value Fund did not acquire securities of its regular brokers or dealers or their parents.

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For the fiscal years ended September 30, 2017, 2016 and 2015, All Cap Value Fund paid to brokers, other than the Distributor or KIC, brokerage commissions totaling $111,885, $139,241 and $5,810, respectively, on transactions having a total market value of $110,183,935, $117,654,256 and $5,318,878, respectively. For the period from February 28, 2017 to September 30, 2017, All Cap Value Fund paid the Distributor brokerage commissions of $0, on transactions involving the payment of commissions having a total market value of $0.  For the period from October 1, 2016 to February 28, 2017, and the fiscal years ended September 30, 2016 and 2015, All Cap Value Fund paid KIC brokerage commissions of $0, $36,568 and $157,898, respectively, on transactions involving the payment of commissions having a total market value of $0, $31,956,640 and $136,844,658. Of the brokerage commissions paid by All Cap Value Fund for the fiscal years ended September 30, 2017, 2016 and 2015, 0%, 20.8% and 96.5%, respectively, were paid to the Distributor or KIC in connection with transactions involving securities with a market value equal to 0%, 21.4% and 96.3%, respectively, of the total market value of securities on which All Cap Value Fund paid commissions. The above commissions do not include commissions paid on those transactions when All Cap Value Fund purchased securities directly from FINRA marketmakers on a principal basis. During the fiscal year ended September 30, 2017, All Cap Value Fund did not acquire securities of its regular brokers or dealers or their parents.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

For the purpose of this SAI “control” means: (i) the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company; (ii) the acknowledgment or assertion by either the controlled or controlling party of the existence of control; or (iii) an adjudication under the terms and conditions of the 1940 Act, which has become final, that control exists.

As of January 1, 2018, the Directors and officers, as a group, beneficially owned in the aggregate the following percentage of the Funds’ equity securities:

•	2.52% of Small Cap Value Fund;
•	48.57% of Small Cap Dividend Value Fund;
•	16.21% of Small-Mid Cap Value Fund;
•	32.86% of Mid Cap Dividend Value Fund; and
•	53.06% of All Cap Value Fund.

As of December 31, 2017, the following persons held of record more than 5% of the outstanding shares of the Funds:

Principal Shareholders – Small Cap Value Fund Class A Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services, LLC 200 Seaport Blvd. Boston, MA 02210-2031	N/A	N/A	19.68%	Record
Charles Schwab & Co. 211 Main Street San Francisco, CA 94105-1905	N/A	N/A	16.71%	Record
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Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	N/A	N/A	13.97%	Record
Raymond James 880 Carillon Pkwy St. Petersburg, FL 33716-1100	N/A	N/A	6.63%	Record
Wells Fargo Clearing Services, LLC 2801 Market Street St. Louis, MO 63103-2523	N/A	N/A	5.91%	Record

Principal Shareholders – Small Cap Value Fund Class I Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
UBS WM USA 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761	N/A	N/A	21.78%	Record
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	N/A	N/A	19.18%	Record
Charles Schwab & Co. 211 Main Street San Francisco, CA 94105-1905	N/A	N/A	13.72%	Record
Wells Fargo Clearing Services, LLC 2801 Market Street St. Louis, MO 63103-2523	N/A	N/A	12.98%	Record
National Financial Services, LLC 200 Seaport Blvd. Boston, MA 02210-2031	N/A	N/A	9.40%	Record

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	N/A	N/A	9.26%	Record

Principal Shareholders – Small Cap Dividend Value Fund Class A Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Pershing Group LLC	DE	27.27%	Record
Raymond James 880 Carillon Pkwy St. Petersburg, FL 33716-1100	N/A	N/A	17.95%	Record
National Financial Services, LLC 200 Seaport Blvd. Boston, MA 02210-2031	N/A	N/A	14.57%	Record
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Charles Schwab & Co. 211 Main Street San Francisco, CA 94105-1905	N/A	N/A	12.68%	Record
Wells Fargo Clearing Services, LLC 2801 Market Street St. Louis, MO 63103-2523	N/A	N/A	11.51%	Record

Principal Shareholders – Small Cap Dividend Value Fund Class I Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co. 211 Main Street San Francisco, CA 94105-1905	The Charles Schwab Corporation	DE	52.59%	Record
National Financial Services, LLC 200 Seaport Blvd. Boston, MA 02210-2031	N/A	N/A	21.68%	Record
Wells Fargo Clearing Services, LLC 2801 Market Street St. Louis, MO 63103-2523	N/A	N/A	6.95%	Record

Principal Shareholders – Small-Mid Cap Value Fund Class A Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co. 211 Main Street San Francisco, CA 94105-1905	N/A	N/A	20.98%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	N/A	N/A	17.17%	Record
LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121-1968	N/A	N/A	12.70%	Record
National Financial Services, LLC 200 Seaport Blvd. Boston, MA 02210-2031	N/A	N/A	11.02%	Record
UBS WM USA 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761	N/A	N/A	8.02%	Record
Raymond James 880 Carillon Pkwy St. Petersburg, FL 33716-1100	N/A	N/A	7.59%	Record

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Principal Shareholders – Small-Mid Cap Value Fund Class I Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co. 211 Main Street San Francisco, CA 94105-1905	The Charles Schwab Corporation	DE	30.06%	Record
LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121-1968	N/A	N/A	23.38%	Record
National Financial Services, LLC 200 Seaport Blvd. Boston, MA 02210-2031	N/A	N/A	17.97%	Record
Strafe & Co. PO Box 6924 Newark, DE 19714-6924	N/A	N/A	9.33%	Record
Wells Fargo Clearing Services, LLC 2801 Market Street St. Louis, MO 63103-2523	N/A	N/A	5.53%	Record

Principal Shareholders – Mid Cap Dividend Value Fund Class A Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services, LLC 200 Seaport Blvd. Boston, MA 02210-2031	N/A	N/A	16.26%	Record
Charles Schwab & Co. 211 Main Street San Francisco, CA 94105-1905	N/A	N/A	15.30%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	N/A	N/A	12.50%	Record
Wells Fargo Clearing Services, LLC 2801 Market Street St. Louis, MO 63103-2523	N/A	N/A	10.63%	Record
UBS WM USA 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761	N/A	N/A	9.97%	Record
Raymond James 880 Carillon Pkwy St. Petersburg, FL 33716-1100	N/A	N/A	9.18%	Record
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	N/A	N/A	6.35%	Record

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Principal Shareholders – Mid Cap Dividend Value Fund Class I Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co. 211 Main Street San Francisco, CA 94105-1905	The Charles Schwab Corporation	DE	46.31%	Record
National Financial Services, LLC 200 Seaport Blvd. Boston, MA 02210-2031	N/A	N/A	21.85%	Record
Strafe & Co. PO Box 6924 Newark, DE 19714-6924	N/A	N/A	14.95%	Record

Principal Shareholders – All Cap Value Fund Class A Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Raymond James 880 Carillon Pkwy St. Petersburg, FL 33716-1100	Raymond James & Associates, Inc.	FL	26.48%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	N/A	N/A	24.81%	Record
Wells Fargo Clearing Services, LLC 2801 Market Street St. Louis, MO 63103-2523	N/A	N/A	11.36%	Record
National Financial Services, LLC 200 Seaport Blvd. Boston, MA 02210-2031	N/A	N/A	9.08%	Record
Charles Schwab & Co. 211 Main Street San Francisco, CA 94105-1905	N/A	N/A	7.79%	Record

Principal Shareholders – All Cap Value Fund Class I Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co. 211 Main Street San Francisco, CA 94105-1905	The Charles Schwab Corporation	DE	90.34%
National Financial Services, LLC 200 Seaport Blvd. Boston, MA 02210-2031	N/A	N/A	6.30%	Record

PROXY VOTING

As the beneficial owner of the Funds’ securities, the Company, through its Board of Directors, has the right and the obligation to vote the Funds’ portfolio securities. The Board of Directors has delegated the voting power for the Funds’ securities to its investment adviser. The Adviser has adopted proxy voting policies and procedures for all of its clients, including the Funds. Those policies and procedures will govern each Fund’s voting of portfolio securities, except to the extent varied by the Company’s Policies and Procedures, in which case the Company’s policies and procedures will govern.

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The Company’s Policies and Procedures are based on the following assumptions:

•	Voting rights have economic value.
•	There is a duty to cast an informed vote.
•	Funds securities must be voted in a way that benefits each Fund and its shareholders solely.

The following is a summary of the manner in which the Company would normally expect to vote on certain matters that typically are included in the proxies that each Fund receives each year; however, each proxy needs to be considered separately, and the Company’s vote may vary depending upon the actual circumstances presented. The Adviser utilizes the services of a third-party, proxy voting adviser to analyze ballot initiatives and decide the manner in which it intends to vote. The Adviser will generally vote in-line with the third-party adviser’s recommendations, but may, at times, vote differently when it believes that such a vote is in the best interests of the client.

Proxies for extraordinary matters, such as mergers, reorganizations and other corporate transactions, are necessarily considered on a case-by-case basis in light of the merits of the individual transactions.

1)
The Company will rely upon the Adviser’s analysis of management proposals, which it will make on a case-by-case basis (e.g., election of Directors, ratification or selection of accountants, executive compensation, stock option plans, indemnification of Directors).

2)	The Company will oppose anti-takeover proposals (e.g., supermajority amendments, unequal voting rights plans), except where special circumstances dictate otherwise.
3)
On matters relating to social and political responsibility, unless in the Adviser’s judgment a vote in one direction or the other is likely to have a material effect on the market value of Fund securities, the Fund will abstain.

All other issues brought forth will be reviewed by the Adviser on a case-by-case basis with the sole aim of enhancing the value of each Fund’s assets.

Although the Adviser does not anticipate that proxy voting will generally present a conflict of interest between a Fund, on the one hand, and the person exercising the vote (the Adviser, the Distributor or affiliated persons of the Adviser or the Distributor), on the other, the Adviser recognizes that it is possible that a conflict of interest could arise. If the Adviser identifies a situation that it believes presents a conflict of interest, and if that situation requires a vote on a specific matter (e.g. an anti-takeover matter), as set forth above, then the proxy will be voted in accordance with the predetermined policy without regard to the conflict. If there is no predetermined policy, or if the policy requires management to exercise judgment, then (i) if the perceived conflict involves the person exercising voting judgment on behalf of a Fund but does not involve the Adviser, Distributor or any other person controlling those entities, the exercise of voting judgment will be made by another officer of the Fund who does not have the conflict; (ii) if there is no other officer of the Fund who does not have a perceived conflict or the conflict involves the Adviser, the Distributor or someone who controls either of them, the Adviser will seek approval of its vote from the Independent Directors (which approval need not be at a meeting but may be by separate telephone conferences, depending on the time available to vote); or (iii) the Adviser may retain an independent third party to make a determination as to the appropriate vote on the matter, and may cast the vote in accordance with the determination.

Every August the Company files with the SEC information regarding the voting by the Company of proxies for securities of each Fund for the 12-month period ending the preceding June 30th. Shareholders are able to view such filings on the SEC’s website at http://www.sec.gov. Shareholders also may obtain a copy of the Proxy Voting Policies and each Fund’s proxy voting record for the most recent 12-month period ended June 30, free of charge, by contacting the Company at 1-800-533-5344.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”), One North Upper Wacker Drive, Chicago, IL 60606, is the independent registered public accounting firm for the Funds. PwC audits and reports on each Fund’s annual financial statements, reviews each Fund’s income tax returns, and performs other professional accounting, auditing, tax services when engaged to do so by the Company.

ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

The Company’s Articles of Incorporation do not require that the Company hold annual or regular shareholder meetings. Shareholder meetings may be called by the Board of Directors and held at such times that the Directors, from time to time, determine for the purpose of the election of Directors or such other purposes as may be specified by the Directors.

REMOVAL OF DIRECTORS BY SHAREHOLDERS

The Company’s By-Laws contain procedures for the removal of Directors by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes then entitled to vote at an election of Directors, remove any Director or Directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed Directors.

Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all of the votes entitled to be cast at such meeting, the Secretary of a Fund shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any Director. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a NAV of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to a Fund’s Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (i) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Company with respect to a Fund; or (ii) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

If the Secretary elects to follow the course specified in clause (ii) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.
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KEELEY FUNDS, INC.
PART C

OTHER INFORMATION

Item 28.     Exhibits.

(a)	(1)	(i)	Amended and Restated Articles of Incorporation dated June 9, 2005.(2)
		(ii)	Amendment dated June 6, 2006 to the Articles of Incorporation, creating Keeley All Cap Value Fund.(4)
		(iii)	Certificate of Correction, dated August 13, 2007.(5)
		(iv)	Articles of Amendment to the Articles of Incorporation dated December 20, 2007, designating Class A Shares of Keeley All Cap Value Fund.(6)
		(v)	Articles Supplementary to the Articles of Incorporation dated December 20, 2007, creating Keeley Small Cap Value Fund and designating Institutional Shares class.(6)
		(vi)	Articles Supplementary to the Articles of Incorporation dated November 3, 2009, creating Keeley Small Cap Dividend Value Fund.(10)
		(vii)	Articles Supplementary to the Articles of Incorporation dated June 20, 2011, creating Keeley Mid Cap Dividend Value Fund.(11)
(b)			By-laws.(1)
(c)			None.
(d)			Investment Advisory Agreement by and between Registrant and Keeley-Teton Advisors, LLC, dated March1, 2017.(16)
(e)			Distribution Agreement by and between Registrant and G.distributors, LLC, dated February 28, 2017.(16)
(f)			None.
(g)			Amended and Restated Custody Agreement by and between Registrant and U.S. Bank, N.A., dated November 20, 2014.(13)
(h)	(1)	(i)	Fund Accounting Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC, dated April 15, 2005.(1)
		(ii)	Amendment dated April 10, 2006 to the Fund Accounting Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC.(4)
		(iii)	Amendment dated October 1, 2006 to the Fund Accounting Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC.(4)
		(iv)	Amendment dated August 15, 2007 to the Fund Accounting Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC.(5)
		(v)	Amendment dated December 21, 2007 to the Fund Accounting Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC.(7)
		(vi)	Amendment dated August 7, 2009 to the Fund Accounting Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC.(9)
		(vii)	Amendment dated November 3, 2009 to the Fund Accounting Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC.(10)
		(viii)	Amendment dated September 15, 2011 to the Fund Accounting Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC.(11)
		(ix)	Amendment dated December 1, 2011 to the Fund Accounting Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC.(13)
		(x)	Amendment dated November 20, 2014 to the Fund Accounting Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC.(13)

	(2)	(i)	Transfer Agent Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC, dated April 15, 2005.(1)
		(ii)	Amendment dated January 13, 2006 to the Transfer Agent Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC.(4)
		(iii)	Amendment dated April 10, 2006 to the Transfer Agent Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC.(4)
		(iv)	Amendment dated October 1, 2006 to the Transfer Agent Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC.(4)
		(v)	Amendment dated August 15, 2007 to the Transfer Agent Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC.(5)
		(vi)	Amendment dated December 21, 2007 to the Transfer Agent Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC.(7)
		(vii)	Amendment dated February 3, 2009 to the Transfer Agent Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC.(10)
		(viii)	Amendment dated November 3, 2009 to the Transfer Agent Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC.(10)
		(ix)	Amendment dated September 15, 2011 to the Transfer Agent Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC.(11)
		(x)	Amendment dated December 1, 2011 to the Transfer Agent Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC.(13)
		(xi)	Amendment dated November 20, 2014 to the Transfer Agent Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC.(13)
	(3)		Fund Administration Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC, dated as of November 20, 2014.(13)
	(4)		Operating Expenses Limitation Agreement between Registrant and Keeley-Teton Advisors, LLC dated February 28, 2017.(16)
	(5)	(i)	Amended and Restated Shareholder Servicing Plan dated August 21, 2008 and “Form of” Shareholder Servicing Agreement.(8)
		(ii)	Amendment dated November 3, 2009 to Appendix A of the Amended and Restated Shareholder Servicing Plan.(10)
		(iii)	Amendment dated May 5, 2011 to Appendix A of the Amended and Restated Shareholder Servicing Plan.(11)
		(iv)	Amendment dated November 20, 2014 to Appendix A of the Amended and Restated Shareholder Servicing Plan.(13)
	(6)		Power of Attorney dated January 12, 2018.(16)
(i)	(1)		Opinion of Venable LLP.(6)
	(2)		Opinion of Venable LLP relating to Keeley Small Cap Dividend Value Fund.(10)
	(3)		Opinion of Venable LLP relating to Keeley Mid Cap Dividend Value Fund.(11)
	(4)		Tax Opinion of Stradley Ronon Stevens & Young, LLP, regarding merger of Keeley Mid Cap Value Fund into Keeley Mid Cap Dividend Value Fund.(15)
	(5)		Consent of Paul Hastings LLP.(16)
(j)			Consent of PricewaterhouseCoopers LLP.(16)
(k)			Omitted Financial Statements – Not Applicable.
(l)
Agreement Relating to Initial Capital was previously filed with Registrant’s Post-Effective Amendment No. 2 to its Registration Statement on Form N-1A with the SEC on December 19, 2003, and is incorporated by reference.

(m)			Amended and Restated Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 by and between Registrant and G.distributors, LLC dated March 1, 2017.(16)

(n)	(1)	(i)	Multiple Class Plan of Registrant pursuant to Rule 18f-3 under the Investment Company Act of 1940, on behalf of Keeley Small Cap Value Fund, adopted on May 17, 2007, as amended November 6, 2007.(6)
		(ii)	Amendment to the Multiple Class Plan of Registrant pursuant to Rule 18f-3 under the Investment Company Act of 1940, adopted on May 17, 2007, as amended November 3, 2009.(10)
		(iii)	Amendment to the Multiple Class Plan of Registrant pursuant to Rule 18f-3 under the Investment Company Act of 1940, adopted on May 17, 2007, as amended May 5, 2011.(11)
		(iv)	Amendment to the Multiple Class Plan of Registrant pursuant to Rule 18f-3 under the Investment Company Act of 1940, adopted on May 17, 2007, as amended November 20, 2014.(13)
(o)			Reserved.
(p)			Code of Ethics dated March 1, 2017.(15)

(1)	Incorporated by reference to Registrant’s previous filing of the Registration Statement on Form N-1A filed on April 28, 2005.
(2)	Incorporated by reference to Registrant’s previous filing of pre-effective amendment no. 1 to the Registration Statement on Form N-1A filed on June 22, 2005.
(3)	Incorporated by reference to Registrant’s previous filing of post-effective amendment no. 2 to the Registration Statement on Form N-1A filed on March 31, 2006.
(4)	Incorporated by reference to Registrant’s previous filing of post-effective amendment no. 6 to the Registration Statement on Form N-1A filed on June 1, 2007.
(5)	Incorporated by reference to Registrant’s previous filing of post-effective amendment no. 7 to the Registration Statement on Form N-1A filed on August 14, 2007.
(6)	Incorporated by reference to Registrant’s previous filing of post-effective amendment no. 9 to the Registration Statement on Form N-1A filed on December 21, 2007.
(7)	Incorporated by reference to Registrant’s previous filing of post-effective amendment no. 10 to the Registration Statement on Form N-1A filed on January 31, 2008.
(8)	Incorporated by reference to Registrant’s previous filing of post-effective amendment no. 11 to the Registration Statement on Form N-1A filed on September 23, 2008.
(9)	Incorporated by reference to Registrant’s previous filing of post-effective amendment no. 13 to the Registration Statement on Form N-1A filed on August 18, 2009.
(10)	Incorporated by reference to Registrant’s previous filing of post-effective amendment no. 14 to the Registration Statement on Form N-1A filed on A November 5, 2009.
(11)	Incorporated by reference to Registrant’s previous filing of post-effective amendment no. 23 to the Registration Statement on Form N-1A filed on September 27, 2011.
(12)	Incorporated by reference to Registrant’s previous filing of post-effective amendment no. 27 to the Registration Statement on Form N-1A filed on January 28, 2013.
(13)	Incorporated by reference to Registrant’s previous filing of post-effective amendment no. 32 to the Registration Statement on Form N-1A filed on December 31, 2014.
(14)	Incorporated by reference to Registrant’s previous filing of its initial Registration Statement on Form N-14 filed on December 16, 2015.
(15)	Incorporated by reference to Registrant’s previous filing of post-effective amendment no. 37 to the Registration Statement on Form N-1A filed on January 27, 2017.
(16)	Filed herewith.

Item 29.     Persons Controlled by or Under Common Control with Registrant

None.

Item 30.     Indemnification

Section 2-418 of the General Corporation Law of Maryland authorizes the registrant to indemnify its directors and officers under specified circumstances. Article Six of the charter of the registrant provides in effect that the registrant shall provide certain indemnification of its directors and officers. In accordance with section 17(h) of the Investment Company Act of 1940, this provision of the charter shall not protect any person against any liability to the registrant or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will submit to a court of appropriate jurisdiction (unless, in the opinion of its counsel, the matter has been settled by controlling precedent) the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 31.     Business and Other Connections of Investment Adviser

The information in the Statement of Additional Information under the caption “Management of the Funds” is incorporated by reference. Keeley-Teton Advisors, LLC has not at any time during the past two years been engaged in any other business, profession, vocation or employment of a substantial nature either for its own account or in the capacity of director, officer, employee, partner or trustee.

Item 32.     Principal Underwriter.

(a)
G.distributors, LLC (“G.distributors”) currently acts as distributor for Gabelli 787 Fund, Inc., The Gabelli Asset Fund, Gabelli Capital Series Funds, Inc., Comstock Funds, Inc., The Gabelli Dividend Growth Fund, Gabelli Equity Series Funds, Inc., GAMCO Global Series Funds, Inc., Gabelli Gold Fund, Inc, The GAMCO Growth Fund, GAMCO International Growth Fund, Inc., Gabelli Investor Funds, Inc., The GAMCO Mathers Fund, The Gabelli Money Market Funds, The Gabelli ESG Fund, Inc., The Gabelli Utilities Fund, The Gabelli Value 25 Fund Inc., The TETON Westwood Funds, Gabelli NextShares Trust, and the KEELEY Funds, Inc.

(b)
The information required by this Item 32 with respect to each director, officer or partner of G.distributors is incorporated by reference to Schedule A of Form BD filed by G.distributors pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-68697).

(c) Not Applicable.

Item 33.      Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant, and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202

Registrant’s Investment Adviser	Keeley-Teton Advisors, LLC 111 West Jackson Blvd., Suite 810 Chicago, IL 60604
Registrant’s Distributor	G.distributors, LLC One Corporate Center Rye, New York 10580-1422

Records Relating to:	Are located at:

Registrant’s Custodian	U.S. Bank, National Association 1555 North River Center Drive, Suite 302 Milwaukee, WI 53212

Item 34.     Management Services

Not applicable.

Item 35.     Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 39 to its Registration Statement meets all of the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 39 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin, on the 25th day of January, 2018.

KEELEY FUNDS, INC. By: /s/ Kevin M. Keeley Kevin M. Keeley President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 39 to its Registration Statement has been signed below on January 25, 2018 by the following persons in the capacities indicated.

Signature	Title
/s/ Laura D. Alter * Laura D. Alter	Director
/s/ Anthony S. Colavita * Anthony S. Colavita	Director
/s/ James P. Conn * James P. Conn	Director
/s/ Nicholas F. Galluccio * Nicholas F. Galluccio	Co-Chairman and Director
/s/ Kevin M. Keeley Kevin M. Keeley	Co-Chairman, Director and President (Chief Executive Officer)
/s/ Jerome J. Klingenberger * Jerome J. Klingenberger	Director
/s/ Robert M. Kurinsky Robert M. Kurinsky	Chief Financial Officer and General Counsel
/s/ Sean Lowry * Sean Lowry	Director
/s/ Michael J. Melarkey * Michael J. Melarkey	Director
/s/ Kuni Nakamura * Kuni Nakamura	Director
* Robert M. Kurinsky signs this document pursuant to Power of Attorney filed herewith and previously filed with Registrant’s Post-Effective Amendment No. 37 to its Registration Statement on Form N-1A with the SEC on January 27, 2017, and is incorporated by reference.

EXHIBIT INDEX

Exhibit	Exhibit No.

Investment Advisory Agreement by and between Registrant and Keeley-Teton Advisors, LLC, dated March 1, 2017	EX-99.d
Distribution Agreement by and between the Registrant and G.distributors, LLC, dated February 28, 2017	EX-99.e
Operating Expenses Limitation Agreement between Registrant and Keeley-Teton Advisors, LLC dated February 28, 2017	EX-99.h.4
Power of Attorney dated January 12, 2018	EX-99.h.6
Consent of Paul Hastings LLP	EX-99.i.5
Consent of PricewaterhouseCoopers LLP	EX-99.j
Amended and Restated Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 by and between Registrant and G.distributors, LLC dated March 1, 2017	EX-99.m
Code of Ethics dated March 1, 2017	EX-99.p